UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Managed Accounts Trust

Annual Report

December 31, 2017

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chairman of the Board & President

Dear Shareholder,

The global equity market rose sharply during the reporting period, supported by accelerating global growth and overall solid corporate profits. Meanwhile, the U.S. fixed income market generated a positive return, despite U.S. monetary policy tightening. Elsewhere, many international central banks continued to pursue accommodative monetary policies.

For the 12-month reporting period ended December 31, 2017

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 1.2% during the first quarter of 2017. GDP growth then improved to an annual pace of 3.1% and 3.2% during the second and third quarters of 2017, respectively. Finally, the Commerce Department’s initial reading — released after the reporting period had ended — showed that fourth quarter 2017 GDP grew at an annual pace of 2.6%.

The Federal Reserve (“Fed”) continued to normalize monetary policy, with three interest rate hikes during the reporting period — in March, June and December. The last move put the federal funds rate between 1.25% and 1.50%. In addition, in October 2017 the Fed started to reduce its balance sheet. Finally, at its December 2017 meeting the Fed indicated that it expected to make three additional rate hikes in 2018, although this will be data dependent.

Economic activity outside the U.S. also accelerated during the reporting period. Regardless, the European Central Bank (“ECB”) and Bank of Japan maintained their highly accommodative monetary policies. Two notable exceptions were the Bank of England, which in November 2017 instituted its first rate hike since 2007, and the Bank of Canada, which raised rates twice during the reporting period. Meanwhile, the ECB indicated that it may pare back its quantitative easing program in 2018.

The municipal (or “muni”) market posted positive returns during 9 of the 12 months in the reporting period. The muni market was supported by overall positive fundamentals and solid investor demand. The Bloomberg Barclays Municipal Bond Index gained 5.45% during the 12 months ended December 31, 2017. In comparison, the overall taxable fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%.

Outlook

Factoring in larger-than-expected tax cuts and higher federal spending, PIMCO’s baseline view is for above-trend real GDP growth of around 2.5% for the U.S. in 2018. With the unemployment rate likely to drop below 4%, PIMCO expects some upward pressure on wage growth and consumer price inflation, with core inflation rising above

2	PIMCO MANAGED ACCOUNTS TRUST

2% during the course of the year. PIMCO believes that core Personal Consumption Expenditures inflation, the Fed’s preferred measure, should rise as well, from 1.4% currently to 1.7%, making some limited progress toward the Fed’s 2% objective.

With recent growth momentum strong and financial conditions favorable, PIMCO expects the eurozone economy to grow about 2.25% in 2018. According to PIMCO, a key feature of the current eurozone expansion is that the recovery is now broad-based across the region, with much less dispersion in member states’ growth rates than in earlier years. For the UK, PIMCO has an above-consensus forecast of around 1.5% growth in 2018. This is based on the expectation that a deal on a transitional arrangement to smooth the UK separation from the European Union will be struck in the first half of 2018. PIMCO’s base case scenario for Japan foresees a continuation of growth of around 1.25% in 2018, with risks tilting to the upside. Finally, for China, PIMCO expects a controlled deceleration of growth to around 6.25% in 2018.

In the following pages of this PIMCO Managed Accounts Trust Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the performance of the series of PIMCO Managed Accounts Trust over the 12 months ended December 31, 2017.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Portfolios’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s NAV. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

4	PIMCO MANAGED ACCOUNTS TRUST

A Portfolio’s use of leverage creates the opportunity for increased income for the Portfolio’s shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Portfolio to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Portfolio’s holdings, the interest and other costs of leverage to the Portfolio could exceed the rate of return on the debt obligations and other investments held by the Portfolio, thereby reducing return to the Portfolio’s shareholders. In addition, fees and expenses of any form of leverage used by a Portfolio will be borne entirely by its shareholders and will reduce the investment return of the Portfolio’s shares. There can be no assurance that a Portfolio’s use of leverage will result in a higher yield on its shares, and it may result in losses. Leverage creates several major types of risks for a Portfolio’s shareholders, including: (1) the likelihood of greater volatility of net asset value of the Portfolio’s shares, and of the investment return to the Portfolio’s shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Portfolio’s dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Portfolio’s shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Portfolio’s shares than if the Portfolio were not leveraged and may result in a greater decline in the market value of the Portfolio’s shares.

There is a risk that a Portfolio investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Portfolio’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Portfolios’ control, which could require the Portfolios to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Portfolio may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Portfolio will be subject to leverage risk.

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

ANNUAL REPORT	DECEMBER 31, 2017	5

Important Information About the Portfolios (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Portfolio’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Portfolio may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate

6	PIMCO MANAGED ACCOUNTS TRUST

mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Each Portfolio expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Portfolio will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Portfolio may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Portfolio’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Portfolio, and could negatively impact the Portfolio’s performance and/or returns. Certain Portfolios may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

ANNUAL REPORT	DECEMBER 31, 2017	7

Important Information About the Portfolios (Cont.)

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by a Portfolio in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by a Portfolio in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, a Portfolio’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by a Portfolio are converted into the issuer’s underlying equity securities following a trigger event, the Portfolio’s holding may be further subordinated due to the conversion from a debt to equity instrument. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that a Portfolio will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Portfolio in CoCos may result in losses to the Portfolio.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of

8	PIMCO MANAGED ACCOUNTS TRUST

registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Portfolio may invest is generally less than that for corporate equities or bonds, and the investment performance of a Portfolio’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than investments in taxable bonds. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Portfolio’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might also seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. More generally, the Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.

A Portfolio that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and

ANNUAL REPORT	DECEMBER 31, 2017	9

Important Information About the Portfolios (Cont.)

financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Portfolio that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, the severe impact of two hurricanes, and persistent government budget deficits. These challenges may negatively affect the value of a Portfolio’s investments in Puerto Rico municipal securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Portfolio’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a Portfolio’s investments in Puerto Rico municipal securities.

As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Portfolio’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Portfolio’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Portfolio invests can also subject a

10	PIMCO MANAGED ACCOUNTS TRUST

Portfolio to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Portfolio invests could adversely impact such counterparties or issuers and cause the Portfolio’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Portfolios have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Portfolios do not directly control the cyber security systems of issuers in which a Portfolio may invest, trading counterparties or third party service providers to the Portfolios. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders could be negatively impacted as a result.

The Portfolios may be subject to various risks, including, but not limited to, the following: credit risk, currency risk, focused-investment risk, interest rate risk, issuer-non-diversification risk, sovereign debt risk, issuer risk, leveraging risk, liquidity risk, management risk, contingent convertible securities risk, high yield risk, market risk, municipal project-specific risk, municipal securities risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Non-Diversified

ANNUAL REPORT	DECEMBER 31, 2017	11

Important Information About the Portfolios (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/ FISH, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

12	PIMCO MANAGED ACCOUNTS TRUST

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ANNUAL REPORT	DECEMBER 31, 2017	13

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2017

Allocation Breakdown as of 12/31/2017†§

U.S. Treasury Obligations	33.3%
Asset-Backed Securities	21.4%
Corporate Bonds & Notes	20.4%
U.S. Government Agencies	18.7%
Non-Agency Mortgage-Backed Securities	3.2%
Loan Participations and Assignments	1.6%
Other	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations≈
Fixed Income SHares: Series C	6.43%	2.68%	8.67%	9.62%
Bloomberg Barclays U.S. Credit Intermediate Index	3.67%	2.43%	4.55%	5.39%♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 03/31/00

≈ For series commencement of operations date please refer to the Important information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.13%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to high yield corporate spread duration contributed to relative performance, as spreads narrowed.

»	U.S. interest rate strategies, particularly with respect to security selection, contributed to relative performance, as U.S. treasury securities outperformed U.S. dollar swaps.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.
»	Long exposure to the Mexican peso contributed to relative performance, as the currency appreciated against the U.S. dollar.

»	Underweight exposure to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Short positions against a basket of Asian emerging markets currencies, particularly the Taiwanese dollar, detracted from relative performance, as these currencies appreciated against the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2017	15

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2017

Allocation Breakdown as of 12/31/2017†§

Corporate Bonds & Notes	55.4%
Asset-Backed Securities	13.2%
U.S. Treasury Obligations	12.3%
Short-Term Instruments	11.3%
Non-Agency Mortgage-Backed Securities	3.4%
Sovereign Issues	2.9%
Other	1.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	Commencement of Operations≈
Fixed Income SHares: Series LD	3.64%	3.80%
ICE BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%	0.61%

All Portfolio returns are net of fees and expenses.

≈ For series commencement of operations date please refer to the Important information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.69%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to the investment grade corporate credit sector contributed to performance, as this sector generally posted positive excess returns.

»	Exposure to securitized debt contributed to performance, as these securities generally posted positive total returns.
»	Select holdings of U.S. dollar-denominated emerging market debt contributed to performance over the period, as this sector generally posted positive excess returns.

»	Exposure to U.S. treasury inflation-protected securities contributed to performance, as the breakeven inflation rate rose.

»	A long U.S. dollar position versus the Australian dollar detracted from performance over the period, as the Australian dollar appreciated against the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2017	17

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2017

Allocation Breakdown as of 12/31/2017†§

U.S. Government Agencies	27.6%
Asset-Backed Securities	23.7%
U.S. Treasury Obligations	22.9%
Non-Agency Mortgage-Backed Securities	12.3%
Corporate Bonds & Notes	10.0%
Municipal Bonds & Notes	2.7%
Short-Term Instruments	0.4%
Other	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations≈
Fixed Income SHares: Series M	9.60%	4.58%	6.73%	7.77%
Bloomberg Barclays U.S. MBS Fixed Rate Index	2.48%	2.04%	3.87%	4.93%♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 03/31/00

≈ For series commencement of operations date please refer to the Important information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.16%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	Positions in taxable municipal bonds contributed to relative performance, as spreads narrowed.

»	Overweight exposure to dollar-denominated emerging market external debt contributed to relative performance, as spreads narrowed.
»	Overweight exposure to investment grade corporate spread duration contributed to relative performance, as spreads narrowed.

»	Exposure to high yield corporate spread duration contributed to relative performance, as spreads narrowed.

»	Short positions against a basket of Asian emerging markets currencies, particularly the Korean won, detracted from relative performance, as these currencies appreciated against the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2017	19

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2017

Allocation Breakdown as of 12/31/2017†§

U.S. Treasury Obligations	69.0%
Sovereign Issues	12.2%
U.S. Government Agencies	7.1%
Corporate Bonds & Notes	5.5%
Asset-Backed Securities	2.7%
Non-Agency Mortgage-Backed Securities	1.8%
Short-Term Instruments	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations≈
Fixed Income SHares: Series R	5.16%	0.59%	5.97%	6.18%
Bloomberg Barclays U.S. TIPS Index	3.01%	0.13%	3.53%	4.25%♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 04/30/04

≈ For series commencement of operations date please refer to the Important information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.42%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

20	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS, measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	An overweight to TIPS benefited relative performance, as TIPS posted positive returns over the reporting period.

»	Exposure to residential mortgage-backed securities (RMBS) benefited relative performance, as these securities posted positive returns.
»	Exposure to UK index-linked Gilts benefited relative performance, as back-end UK yields fell.

»	Exposure to external emerging market debt benefited relative performance, as these securities posted positive returns.

»	Positions in high yield index credit default swaps detracted from relative performance, as high yield credit spreads tightened.

»	Exposure to Brazil nominal bonds benefited relative performance, as the local rates fell.

ANNUAL REPORT	DECEMBER 31, 2017	21

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2017

Allocation Breakdown as of 12/31/2017†§

Municipal Bonds & Notes	97.1%
Short-Term Instruments	2.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2017
	1 Year	5 Year	Commencement of Operations≈
Fixed Income SHares: Series TE	8.61%	3.20%	3.19%
Bloomberg Barclays 1 Year Municipal Bond Index	0.92%	0.64%	0.64%

All Portfolio returns are net of fees and expenses.

≈ For series commencement of operations date please refer to Important information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.00%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

22	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to the revenue-backed segment of the municipal market contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.
»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general municipal market.

ANNUAL REPORT	DECEMBER 31, 2017	23

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,020.00	$2.89	$1,000.00	$1,022.21	$2.89	0.57%
Series LD	1,000.00	1,010.30	7.00	1,000.00	1,018.10	7.03	1.39
Series M	1,000.00	1,032.90	1.73	1,000.00	1,023.36	1.72	0.34
Series R	1,000.00	1,033.80	4.38	1,000.00	1,020.76	4.36	0.86
Series TE	1,000.00	1,033.90	0.31	1,000.00	1,024.77	0.30	0.06	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.06% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOB”) transactions accounted for as secured borrowing Refer to Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

24	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index	Description

Bloomberg Barclays U.S. Credit Intermediate Index	The Bloomberg Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed Rate Index is an unmanaged index of mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of about 1,000,000 individual fixed rate MBS pools into approximately 5,500 generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules- based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

ICE BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The ICE BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

ANNUAL REPORT	DECEMBER 31, 2017	25

Financial Highlights

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year or Period Ended:^	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series C
12/31/2017	$10.05	$0.39	$0.25	$0.64	$(0.29)	$0.00	$(0.10)	$(0.39)
12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)
11/01/2015 - 12/31/2015(e)	11.20	0.09	(0.11)	(0.02)	(0.76)	0.00	0.00	(0.76	)(f)
10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00	(1.14)
10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)	0.00	(1.38)
10/31/2013	13.75	0.60	(0.24)	0.36	(0.90)	(0.10)	0.00	(1.00)
Series LD
12/31/2017	$9.77	$0.37	$(0.02)	$0.35	$(0.39)	$0.00	$0.00	$(0.39)
12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)
11/01/2015 - 12/31/2015(e)	10.02	0.06	(0.03)	0.03	(0.10)	(0.12)	0.00	(0.22	)(f)
10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00	(0.49)
12/20/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00	0.00	(0.21)
Series M
12/31/2017	$9.95	$0.45	$0.49	$0.94	$(0.49)	$(0.09)	$0.00	$(0.58)
12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)
11/01/2015 - 12/31/2015(e)	10.06	0.10	(0.11)	(0.01)	(0.18)	0.00	0.00	(0.18	)(f)
10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00	(0.77)
10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)	0.00	(0.58)
10/31/2013	11.22	0.34	(0.23)	0.11	(0.47)	0.00	0.00	(0.47)
Series R
12/31/2017	$9.13	$0.35	$0.11	$0.46	$(0.17)	$0.00	$(0.16)	$(0.33)
12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)
11/01/2015 - 12/31/2015(e)	9.46	0.01	(0.18)	(0.17)	(0.33)	0.00	(0.02)	(0.35	)(f)
10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00	(0.58)
10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)	0.00	(0.43)
10/31/2013	11.93	0.19	(0.69)	(0.50)	(0.23)	(0.68)	0.00	(0.91)

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.30	6.43%	$1,310,388	0.43%		0.43%		0.00%		0.00%		3.79%		366%
10.05	0.84	1,299,845	0.13		0.13		0.00		0.00		4.35		259
10.42	(0.17)	1,429,703	0.11	*	0.11	*	0.00	*	0.00	*	4.54	*	8
11.20	0.43	1,604,425	0.03		0.03		0.00		0.00		4.56		95
12.29	4.72	2,353,773	0.01		0.01		0.00		0.00		4.11		82
13.11	2.72	3,261,050	0.00		0.00		0.00		0.00		4.65		149

$9.73	3.64%	$86,101	1.30%		1.30%		0.00%		0.00%		3.76%		230%
9.77	4.17	31,609	0.69		0.69		0.00		0.00		3.83		1,395
9.83	0.29	31,900	0.32	*	0.32	*	0.00	*	0.00	*	3.48	*	44
10.02	3.11	28,100	0.24		0.24		0.00		0.00		3.10		1,135
10.20	4.08	9,070	0.10	*	0.10	*	0.00	*	0.00	*	2.15	*	8,278

$10.31	9.60%	$1,331,955	0.24%		0.24%		0.00%		0.00%		4.35%		556%
9.95	8.78	1,324,624	0.16		0.16		0.00		0.00		5.65		582
9.87	(0.07)	1,487,909	0.14	*	0.14	*	0.00	*	0.00	*	5.60	*	68
10.06	0.51	1,622,393	0.06		0.06		0.00		0.00		4.83		473
10.78	4.78	2,332,201	0.04		0.04		0.00		0.00		4.01		587
10.86	0.97	2,996,930	0.00		0.00		0.00		0.00		3.25		448

$9.26	5.16%	$142,081	0.62%		0.62%		0.00%		0.00%		3.81%		225%
9.13	5.68	150,112	0.42		0.42		0.00		0.00		3.81		311
8.94	(1.76)	157,218	0.28	*	0.28	*	0.00	*	0.00	*	0.87	*	16
9.46	(4.22)	174,222	0.16		0.16		0.00		0.00		1.89		126
10.47	3.82	215,671	0.07		0.07		0.00		0.00		3.55		88
10.52	(4.78)	350,159	0.04		0.04		0.00		0.00		2.06		69

ANNUAL REPORT	DECEMBER 31, 2017	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year or Period Ended:^	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Series TE
12/31/2017	$9.75	$0.36	$0.47	$0.83	$(0.36)	$0.00	$0.00	$(0.36)
12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)
11/01/2015 - 12/31/2015(e)	9.85	0.06	0.17	0.23	(0.06)	0.00	0.00	(0.06	)(f)
10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00	(0.27)
10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00	0.00	(0.24)
10/31/2013	9.99	0.22	(0.35)	(0.13)	(0.22)	0.00	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(d)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(e)	Fiscal year end changed from October 31st to December 31st.
(f)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.22	8.61%	$91,086	0.04%		0.04%		0.00%		0.00%		3.64%		86%
9.75	0.40	90,288	0.00		0.00		0.00		0.00		3.14		193
10.02	2.33	92,821	0.00	*	0.00	*	0.00	*	0.00	*	3.43	*	5
9.85	2.25	91,524	0.00		0.00		0.00		0.00		2.91		72
9.90	5.27	95,841	0.00		0.00		0.00		0.00		2.67		8
9.64	(1.40)	65,594	0.00		0.00		0.00		0.00		2.19		18

ANNUAL REPORT	DECEMBER 31, 2017	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD
Assets:
Investments, at value
Investments in securities*	$2,301,987	$164,516
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,284	149
Over the counter	3,407	81
Cash	0	1
Deposits with counterparty	22,818	1,277
Foreign currency, at value	2,971	159
Receivable for investments sold	963	4,401
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	327,822	0
Receivable for Portfolio shares sold	4,245	277
Interest and/or dividends receivable	13,623	1,088
Other assets	17	0
Total Assets	2,679,137	171,949

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$317,020	$65,122
Payable for sale-buyback transactions	298,498	20,013
Payable for tender option bond floating rate certificates	0	0
Payable for short sales	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	928	154
Over the counter	5,641	333
Payable for investments purchased	0	0
Payable for TBA investments purchased	740,334	0
Deposits from counterparty	1,138	0
Payable for Portfolio shares redeemed	1,067	1
Distributions payable	4,123	225
Other liabilities	0	0
Total Liabilities	1,368,749	85,848

Net Assets	$1,310,388	$86,101

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$127	$9
Paid in capital in excess of par	1,485,184	87,320
Undistributed (overdistributed) net investment income	(2,949)	(3)
Accumulated undistributed net realized gain (loss)	(187,043)	(1,159)
Net unrealized appreciation (depreciation)	15,069	(66)

Net Assets	$1,310,388	$86,101

Shares Issued and Outstanding	127,286	8,845

Net Asset Value Per Share Outstanding	$10.30	$9.73

Cost of investments in securities	$2,282,962	$163,987
Cost of foreign currency held	$2,960	$159
Proceeds received on short sales	$0	$0
Cost or premiums of financial derivative instruments, net	$5,650	$(285)

* Includes repurchase agreements of:	$15,087	$501

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

Series M	Series R	Series TE

$2,340,654	$252,935	$93,220

440	260	0
290	417	32
7	5	188
825	2,392	269
1,178	692	0
72	1	0
3,416	5,720	0
729,991	54,809	0
11,457	231	6
10,530	822	894
19	0	0
3,098,879	318,284	94,609

$251,163	$0	$0
162,237	101,255	0
0	0	3,009
0	2,997	0

112	221	33
2,670	1,892	145
2	0	0
1,345,702	69,658	0
174	0	0
696	143	54
4,168	33	275
0	4	7
1,766,924	176,203	3,523

$1,331,955	$142,081	$91,086

$129	$15	$9
1,292,232	175,144	87,809
(1,534)	480	(24)
(7,299)	(38,798)	(1,563)
48,427	5,240	4,855

$1,331,955	$142,081	$91,086

129,164	15,344	8,911

$10.31	$9.26	$10.22

$2,289,182	$250,614	$88,436
$1,207	$702	$0
$0	$2,984	$0
$558	$(1,556)	$(136)

$8,389	$0	$0

ANNUAL REPORT	DECEMBER 31, 2017	31

Statements of Operations

Year Ended December 31, 2017
(Amounts in thousands†)	Series C	Series LD

Investment Income:
Interest	$56,194	$3,141
Total Income	56,194	3,141

Expenses:
Interest expense	5,736	807
Miscellaneous expense	14	1
Total Expenses	5,750	808

Net Investment Income (Loss)	50,444	2,333

Net Realized Gain (Loss):
Investments in securities	10,329	624
Exchange-traded or centrally cleared financial derivative instruments	33,526	(508)
Over the counter financial derivative instruments	(11,465)	(287)
Short sales	221	65
Foreign currency	737	(9)

Net Realized Gain (Loss)	33,348	(115)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	32,350	388
Exchange-traded or centrally cleared financial derivative instruments	(33,019)	(241)
Over the counter financial derivative instruments	(1,166)	(307)
Foreign currency assets and liabilities	769	(1)

Net Change in Unrealized Appreciation (Depreciation)	(1,066)	(161)

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,726	$2,057

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$62,296	$6,812	$3,289
62,296	6,812	3,289

3,302	955	34
4	1	1
3,306	956	35

58,990	5,856	3,254

28,531	58	1,041
(1,607)	289	139
6,739	(2,047)	36
0	0	0
626	5	0

34,289	(1,695)	1,216

35,093	4,749	3,111
681	(424)	48
(4,799)	(897)	(127)
36	64	0

31,011	3,492	3,032

$124,290	$7,653	$7,502

ANNUAL REPORT	DECEMBER 31, 2017	33

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$50,444	$62,875	$2,333	$1,199
Net realized gain (loss)	33,348	(123,153)	(115)	(243)
Net change in unrealized appreciation (depreciation)	(1,066)	74,163	(161)	337

Net Increase (Decrease) in Net Assets Resulting from Operations	82,726	13,885	2,057	1,293

Distributions to Shareholders:
From net investment income	(37,777)	(54,775)	(2,436)	(1,476)
From net realized capital gains	0	0	0	0
Tax basis return of capital	(12,824)	(9,773)	0	0

Total Distributions(a)	(50,601)	(64,548)	(2,436)	(1,476)

Portfolio Share Transactions:
Receipts for shares sold	251,677	353,155	69,893	8,949
Cost of shares redeemed	(273,259)	(432,350)	(15,022)	(9,057)
Net increase (decrease) resulting from Portfolio share transactions	(21,582)	(79,195)	54,871	(108)

Total Increase (Decrease) in Net Assets	10,543	(129,858)	54,492	(291)

Net Assets:
Beginning of year	1,299,845	1,429,703	31,609	31,900
End of year*	$1,310,388	$1,299,845	$86,101	$31,609

*Including undistributed (overdistributed) net investment income of:	$(2,949)	$(4,902)	$(3)	$(20)

Shares of Beneficial Interest:
Shares sold	24,616	34,827	7,145	918
Shares redeemed	(26,658)	(42,771)	(1,537)	(927)
Net increase (decrease) in shares outstanding	(2,042)	(7,944)	5,608	(9)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$58,990	$84,044	$5,856	$5,563	$3,254	$3,011
34,289	(4,820)	(1,695)	(11,225)	1,216	404
31,011	53,434	3,492	13,911	3,032	(3,016)

124,290	132,658	7,653	8,249	7,502	399

(64,159)	(71,036)	(2,982)	(1,849)	(3,191)	(3,006)
(11,632)	(37,957)	0	0	0	0
0	0	(2,658)	(3,067)	0	0

(75,791)	(108,993)	(5,640)	(4,916)	(3,191)	(3,006)

221,955	244,368	41,645	40,079	11,555	22,635
(263,123)	(431,318)	(51,689)	(50,518)	(15,068)	(22,561)
(41,168)	(186,950)	(10,044)	(10,439)	(3,513)	74

7,331	(163,285)	(8,031)	(7,106)	798	(2,533)

1,324,624	1,487,909	150,112	157,218	90,288	92,821
$1,331,955	$1,324,624	$142,081	$150,112	$91,086	$90,288

$(1,534)	$(3,816)	$480	$(1,112)	$(24)	$(43)

21,519	24,068	4,528	4,407	1,159	2,241
(25,432)	(41,698)	(5,624)	(5,559)	(1,514)	(2,235)
(3,913)	(17,630)	(1,096)	(1,152)	(355)	6

ANNUAL REPORT	DECEMBER 31, 2017	35

Statements of Cash Flows

Year Ended December 31, 2017 (Amounts in thousands†)	Series C	Series LD	Series R
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$82,726	$2,057	$7,653

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(8,586,110)	(341,582)	(597,023)
Proceeds from sales of long-term securities	8,461,962	261,163	545,695
(Purchases) Proceeds from sales of short-term portfolio investments, net	54,718	(21,620)	20,004
(Increase) decrease in deposits with counterparty	16,074	(552)	(150)
(Increase) decrease in receivable for investments sold	(114,478)	(4,401)	(3,211)
(Increase) decrease in interest and/or dividends receivable	(246)	(613)	(214)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(2,113)	(756)	(323)
Proceeds from (Payments on) over the counter financial derivative instruments	(10,599)	(269)	(1,903)
(Increase) decrease in other assets	0	0	1
Increase (decrease) in payable for investments purchased	141,083	0	1,999
Increase (decrease) in deposits from counterparty	(8,385)	0	(520)
Proceeds from (Payments on) short sales transactions, net	221	65	2,984
Proceeds from (Payments on) foreign currency transactions	1,506	(10)	69
Net Realized (Gain) Loss
Investments in securities	(10,329)	(624)	(58)
Exchange-traded or centrally cleared financial derivative instruments	(33,526)	508	(289)
Over the counter financial derivative instruments	11,465	287	2,047
Short sales	(221)	(65)	0
Foreign currency	(737)	9	(5)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(32,350)	(388)	(4,749)
Exchange-traded or centrally cleared financial derivative instruments	33,019	241	424
Over the counter financial derivative instruments	1,166	307	897
Foreign currency assets and liabilities	(769)	1	(64)
Net amortization (accretion) on investments	1,256	742	(633)
Net Cash Provided by (Used for) Operating Activities	5,333	(105,500)	(27,369)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	247,904	69,729	42,448
Payments on shares redeemed	(275,157)	(15,021)	(51,546)
Cash distributions paid	(52,230)	(2,322)	(5,979)
Proceeds from reverse repurchase agreements	6,128,717	924,000	15,919
Payments on reverse repurchase agreements	(6,295,551)	(888,798)	(15,919)
Proceeds from sale-buyback transactions	7,267,280	2,545,516	1,590,573
Payments on sale-buyback transactions	(7,028,995)	(2,527,478)	(1,547,609)
Net Cash Received from (Used for) Financing Activities	(8,032)	105,626	27,887

Net (Decrease) in Cash and Foreign Currency	(2,699)	126	518

Cash and Foreign Currency:
Beginning of year	5,670	34	179
End of year	$2,971	$160	$697
Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$5,745	$808	$994

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 175.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.9%
Castlelake Aircraft Securitization Trust
3.967% due 07/12/2024 «		$9,421	$9,459
Energy Future Intermediate Holding Co. LLC
4.501% - 4.569% (LIBOR03M + 3.000%) due 06/30/2018 ~		6,900	6,924
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 «~		17,700	17,551
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		3,900	3,907

Total Loan Participations and Assignments (Cost $37,399)			37,841

CORPORATE BONDS & NOTES 35.8%

BANKING & FINANCE 29.5%
ABN AMRO Bank NV
4.800% due 04/18/2026		2,000	2,138
Air Lease Corp.
3.000% due 09/15/2023		3,150	3,129
American Tower Corp.
3.500% due 01/31/2023		3,375	3,454
4.700% due 03/15/2022		1,600	1,714
Banco Santander S.A.
6.250% due 09/11/2021 (c)•	EUR	400	527
Bank of America Corp.
3.419% due 12/20/2028 •		$242	242
4.000% due 04/01/2024		271	287
4.100% due 07/24/2023		5,600	5,950
4.125% due 01/22/2024		15,100	16,069
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,361
7.750% due 04/10/2023 •		7,300	7,428
10.000% due 05/21/2021	GBP	300	509
14.000% due 06/15/2019 (c)•		100	159
Barclays PLC
4.375% due 01/12/2026		$1,500	1,564
6.500% due 09/15/2019 (c)•	EUR	400	514
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$12,800	13,056
BPCE S.A.
5.150% due 07/21/2024		1,000	1,086
CIT Group, Inc.
3.875% due 02/19/2019		900	911
Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,000	6,342

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
7.500% due 06/23/2026 (c)•	GBP	100	$162
8.125% due 09/19/2033 •		$1,300	1,352
Credit Suisse AG
6.500% due 08/08/2023		2,300	2,580
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		400	413
Crown Castle International Corp.
5.250% due 01/15/2023		4,000	4,384
Deutsche Bank AG
4.250% due 10/14/2021		16,375	17,093
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		7,033	7,348
FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,590
General Motors Financial Co., Inc.
4.250% due 05/15/2023		23,220	24,343
Goldman Sachs Group, Inc.
3.500% due 01/23/2025		25,000	25,413
4.000% due 03/03/2024		16,700	17,531
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,181
HBOS PLC
6.750% due 05/21/2018		25,300	25,731
HSBC Holdings PLC
6.375% due 09/17/2024 (c)•		1,200	1,281
JPMorgan Chase & Co.
3.625% due 05/13/2024		900	936
7.900% due 04/30/2018 (c)•		30,900	31,325
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	3,300	4,165
Lloyds Banking Group PLC
7.000% due 06/27/2019 (c)•	GBP	7,300	10,414
MetLife Capital Trust
7.875% due 12/15/2067		$600	803
Morgan Stanley
3.700% due 10/23/2024		10,000	10,340
3.875% due 04/29/2024		1,000	1,045
4.000% due 07/23/2025		6,900	7,230
Navient Corp.
5.500% due 01/15/2019		1,500	1,530
5.875% due 03/25/2021		5,255	5,446
7.250% due 01/25/2022		12,700	13,653
8.000% due 03/25/2020		1,100	1,192
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (c)•		1,800	1,908
8.625% due 08/15/2021 (c)•		17,400	19,640
Santander UK Group Holdings PLC
2.875% due 08/05/2021		3,100	3,096

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
1.066% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	7,810	$10,224
1.070% (BP0003M + 0.550%) due 03/15/2038 ~		24,146	31,944
Springleaf Finance Corp.
6.125% due 05/15/2022		$7,700	8,027
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	391	613
UBS AG
4.750% due 02/12/2026 •	EUR	400	539
7.625% due 08/17/2022		$4,000	4,683
Wells Fargo & Co.
3.450% due 02/13/2023		5,400	5,506
7.980% due 03/15/2018 (c)•		12,417	12,634

			386,735

INDUSTRIALS 4.3%
AutoNation, Inc.
6.750% due 04/15/2018		800	810
Charter Communications Operating LLC
4.908% due 07/23/2025		800	852
CSC Holdings LLC
7.875% due 02/15/2018		810	816
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		184	189
6.200% due 01/02/2020 «		196	199
Ecopetrol S.A.
5.875% due 09/18/2023		2,500	2,769
Energy Transfer LP
9.700% due 03/15/2019		300	325
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		300	305
3.950% due 09/01/2022		1,000	1,033
6.850% due 02/15/2020		3,000	3,251
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		2,829	2,868
Magellan Health, Inc.
4.400% due 09/22/2024		8,500	8,566
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		1,092	1,244
7.150% due 04/01/2021		10,861	11,432
Ooredoo International Finance Ltd.
5.000% due 10/19/2025		11,800	12,762
Phosagro OAO via Phosagro Bond Funding DAC
4.204% due 02/13/2018		4,300	4,308
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	105
SES Global Americas Holdings GP
2.500% due 03/25/2019		400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SFR Group S.A.
5.375% due 05/15/2022	EUR	700	$867
Solvay Finance America LLC
4.450% due 12/03/2025		$1,000	1,064
Volkswagen Group of America Finance LLC
1.916% (US0003M + 0.470%) due 05/22/2018 ~		1,100	1,100
WestJet Airlines Ltd.
3.500% due 06/16/2021		1,800	1,818

			57,082

UTILITIES 2.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		700	725
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		600	609
Rosneft Finance S.A.
7.875% due 03/13/2018		4,100	4,145
Verizon Communications, Inc.
4.500% due 08/10/2033		12,000	12,614
4.672% due 03/15/2055		8,000	7,750

			25,843

Total Corporate Bonds & Notes (Cost $455,494)			469,660

MUNICIPAL BONDS & NOTES 0.7%

ILLINOIS 0.6%
Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022		200	203
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,500	1,738
7.750% due 01/01/2042		4,350	4,837
Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020		200	204
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		1,095	1,268

			8,250

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		1,390	1,451

Total Municipal Bonds & Notes (Cost $8,911)			9,701

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 32.9%
Fannie Mae
4.500% due 08/01/2039 - 11/01/2041	$282	$302
Fannie Mae, TBA
3.000% due 01/01/2033	74,000	75,397
3.500% due 02/01/2033 - 03/01/2048	273,000	280,132
4.000% due 02/01/2048 - 03/01/2048	21,000	21,930
5.000% due 01/01/2048	33,000	35,480
Freddie Mac
2.000% (COF 11 + 1.250%) due 12/01/2018 ~	1	1
6.500% due 01/01/2038 - 10/01/2038	52	58
Ginnie Mae
2.013% (US0001M + 0.770%) due 02/20/2066 ~	3,526	3,546
2.375% (H15T1Y + 1.500%) due 01/20/2022 ~	3	3
Tennessee Valley Authority
7.125% due 05/01/2030	10,000	14,433

Total U.S. Government Agencies (Cost $430,552)		431,282

U.S. TREASURY OBLIGATIONS 58.5%
U.S. Treasury Bonds
2.750% due 08/15/2047	2,000	2,000
3.000% due 05/15/2045	24,300	25,498
U.S. Treasury Notes
1.250% due 10/31/2021 (e)	207,500	201,031
1.750% due 04/30/2022 (e)(g)(i)	6,000	5,897
1.750% due 09/30/2022	7,400	7,252
1.875% due 01/31/2022 (e)(g)	164,900	163,198
1.875% due 08/31/2022 (e)(g)(i)	8,000	7,888
2.125% due 06/30/2022 (g)	20,800	20,763
2.125% due 09/30/2024 (e)	50,000	49,367
2.250% due 02/15/2027 (e)	255,600	252,215
2.375% due 05/15/2027 (e)•	31,300	31,206

Total U.S. Treasury Obligations (Cost $772,996)		766,315

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%
Banc of America Funding Trust
3.830% due 01/20/2047 ^~	69	66
Bear Stearns Adjustable Rate Mortgage Trust
3.200% due 05/25/2034 ~	30	28
3.570% due 10/25/2033 ~	37	37

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.636% (US0012M + 1.950%) due 03/25/2035 ~		$82	$83
Bear Stearns ALT-A Trust
3.351% due 02/25/2036 ^~		700	625
Citigroup Mortgage Loan Trust, Inc.
3.180% (H15T1Y + 2.150%) due 09/25/2035 ~		138	140
3.410% (H15T1Y + 2.100%) due 09/25/2035 ~		164	166
Cordusio RMBS SRL
0.000% due 06/30/2035 •	EUR	48	57
Countrywide Alternative Loan Trust
1.752% (US0001M + 0.200%) due 05/25/2036 ~		$60	52
6.000% due 08/25/2034		8,711	9,167
Countrywide Home Loan Mortgage Pass-Through Trust
2.192% (US0001M + 0.640%) due 03/25/2035 ~		128	113
3.456% due 08/25/2034 ^~		20	19
Credit Suisse First Boston Mortgage-Backed Pass-through Trust
3.080% due 07/25/2033 ~		4	4
Downey Savings & Loan Association Mortgage Loan Trust
1.755% (US0001M + 0.260%) due 08/19/2045 ~		880	834
3.258% due 07/19/2044 ~		589	594
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	2,801	3,771
Fort Cre LLC
3.052% (LIBOR01M + 1.500%) due 05/21/2036 ~		$2,183	2,184
GreenPoint Mortgage Funding Trust
2.012% (US0001M + 0.460%) due 06/25/2045 ~		1,966	1,822
GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.772% due 10/25/2033 ~		4	4
GSR Mortgage Loan Trust
2.560% (H15T1Y + 1.750%) due 03/25/2033 ~		34	34
3.472% due 09/25/2035 ~		235	240
3.506% due 09/25/2035 ~		535	552
HarborView Mortgage Loan Trust
1.685% (US0001M + 0.190%) due 01/19/2038 ~		169	160
1.841% (US0001M + 0.340%) due 06/20/2035 ~		275	270
HomeBanc Mortgage Trust
1.812% (US0001M + 0.260%) due 01/25/2036 ~		1,322	1,308
3.132% due 04/25/2037 ^~		104	97

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
3.104% due 11/25/2033 ~		$30	$29
3.526% due 07/25/2035 ~		331	333
3.629% due 07/25/2035 ~		480	497
3.663% due 02/25/2035 ~		27	27
LMREC, Inc.
2.994% (LIBOR01M + 1.700%) due 11/24/2031 «~		21,000	21,210
Morgan Stanley Mortgage Loan Trust
3.593% due 08/25/2034 ~		3,614	3,684
RBSSP Resecuritization Trust
1.838% (US0001M + 0.500%) due 09/26/2034 ~		1,563	1,523
1.838% (US0001M + 0.500%) due 04/26/2037 ~		1,363	1,281
Residential Accredit Loans, Inc. Trust
1.762% (US0001M + 0.210%) due 04/25/2046 ~		980	505
Structured Adjustable Rate Mortgage Loan Trust
3.473% due 02/25/2034 ~		56	56
Structured Asset Mortgage Investments Trust
1.862% (US0001M + 0.310%) due 09/25/2045 ~		844	802
Uropa Securities PLC
0.723% (BP0003M + 0.200%) due 06/10/2059 ~	GBP	8,911	11,729
0.873% (BP0003M + 0.350%) due 06/10/2059 ~		2,059	2,622
1.073% (BP0003M + 0.550%) due 06/10/2059 ~		1,610	2,047
1.273% (BP0003M + 0.750%) due 06/10/2059 ~		1,715	2,192
WaMu Mortgage Pass-Through Certificates Trust
1.862% (US0001M + 0.310%) due 01/25/2045 ~		$104	103
2.063% (12MTA + 1.000%) due 02/25/2046 ~		696	685
2.292% (US0001M + 0.740%) due 11/25/2034 ~		1,118	1,103
Wells Fargo Mortgage-Backed Securities Trust
3.650% due 03/25/2036 ~		204	199

Total Non-Agency Mortgage- Backed Securities (Cost $69,379)			73,054

ASSET-BACKED SECURITIES 37.5%
Ameriquest Mortgage Securities Trust
1.942% (US0001M + 0.390%) due 03/25/2036 ~		100	99
Arbor Realty Commercial Real Estate Notes Ltd.
2.777% (US0001M + 1.300%) due 04/15/2027 ~		11,900	12,072

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~		$7,255	$7,290
Atrium CDO Corp.
2.203% (US0003M + 0.830%) due 04/22/2027 ~		5,650	5,661
2.713% (US0003M + 1.350%) due 10/23/2024 ~		10,000	10,069
Bayview Opportunity Master Fund Trust
3.475% due 04/28/2032 ~		3,253	3,270
Bear Stearns Asset-Backed Securities Trust
1.752% (US0001M + 0.200%) due 12/25/2036 ~		1,074	1,073
1.962% (US0001M + 0.410%) due 12/25/2035 ~		473	475
2.552% (US0001M + 1.000%) due 10/25/2037 ~		286	288
BNC Mortgage Loan Trust
1.652% (US0001M + 0.100%) due 05/25/2037 ~		74	74
Bosphorus CLO DAC
0.700% due 10/15/2025	EUR	5,510	6,619
BSPRT Issuer Ltd.
2.827% (US0001M + 1.350%) due 06/15/2027 ~		$11,000	11,046
Carlyle Global Market Strategies CLO Ltd.
2.499% (US0003M + 1.140%) due 10/16/2025 ~		15,000	15,010
Cent CLO Ltd.
2.802% (US0003M + 1.410%) due 11/07/2026 ~		5,400	5,412
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.482% (US0001M + 0.930%) due 05/25/2035 ~		3,499	3,466
Conseco Finance Corp.
6.220% due 03/01/2030		86	92
6.530% due 02/01/2031 ~		2,293	2,249
Credit Suisse Mortgage Capital Certificates
4.500% due 03/25/2021		9,302	9,399
Crestline Denali CLO Ltd.
2.421% (US0003M + 1.050%) due 10/26/2027 ~		22,470	22,462
Dryden Senior Loan Fund
2.259% (US0003M + 0.900%) due 10/15/2027 ~		8,300	8,315
2.519% (US0003M + 1.160%) due 10/15/2026 ~		12,600	12,640
ECAF Ltd.
3.473% due 06/15/2040		607	600
4.947% due 06/15/2040		462	463

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Trust
2.287% (US0001M + 0.735%) due 09/25/2035 ~		$610	$614
First NLC Trust
2.257% (US0001M + 0.705%) due 12/25/2035 ~		622	626
Fortress Credit BSL Ltd.
2.507% (US0003M + 1.150%) due 10/19/2025 ~		13,500	13,504
Galaxy CLO Ltd.
2.549% (US0003M + 1.130%) due 11/16/2025 ~		17,400	17,453
Gallatin CLO Ltd.
2.407% (US0003M + 1.050%) due 07/15/2027 ~		13,600	13,601
Greystone Commercial Real Estate Ltd.
3.027% (US0001M + 1.550%) due 03/15/2027 ~		17,900	17,938
Harvest CLO DAC
0.630% (EUR003M + 0.630%) due 11/18/2029 ~	EUR	2,150	2,593
Home Equity Asset Trust
2.752% (US0001M + 1.200%) due 10/25/2033 ~		$567	560
Jamestown CLO Ltd.
2.499% (US0003M + 1.140%) due 01/15/2026 ~		6,250	6,267
2.573% (US0003M + 1.220%) due 01/17/2027 ~		12,750	12,788
Jubilee CLO BV
0.471% (EUR003M + 0.800%) due 12/15/2029 ~	EUR	12,850	15,414
KKR Financial CLO Ltd.
2.813% (US0003M + 1.450%) due 01/23/2026 ~		$8,150	8,212
KVK CLO Ltd.
2.509% (US0003M + 1.150%) due 01/15/2026 ~		25,000	25,058
Lockwood Grove CLO Ltd.
2.837% (US0003M + 1.470%) due 04/25/2025 ~		12,250	12,343
Madison Park Funding Ltd.
2.467% (US0003M + 1.110%) due 01/19/2025 ~		20,000	20,087
Merrill Lynch Mortgage Investors Trust
1.672% (US0001M + 0.120%) due 02/25/2037 ~		184	85
METAL LLC
4.581% due 10/15/2042		3,448	3,452
Morgan Stanley ABS Capital, Inc. Trust
2.197% (US0001M + 0.645%) due 09/25/2035 ~		497	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
1.912% (US0001M + 0.360%) due 04/25/2037 ~		$132	$71
Mountain View CLO Ltd.
2.599% (US0003M + 1.240%) due 10/15/2026 ~		7,000	7,023
Navient Student Loan Trust
2.602% (US0001M + 1.050%) due 12/27/2066 ~		20,855	21,132
NewMark Capital Funding CLO Ltd.
2.555% (US0003M + 1.220%) due 06/30/2026 ~		9,260	9,262
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.437% (US0001M + 0.885%) due 09/25/2035 ~		1,000	1,010
Northwoods Capital Ltd.
2.471% (US0003M + 1.080%) due 11/04/2025 ~		10,600	10,606
OHA Loan Funding Ltd.
2.584% (US0003M + 1.270%) due 08/23/2024 ~		5,179	5,182
Palmer Square CLO Ltd.
2.573% (US0003M + 1.220%) due 10/17/2027 ~		18,600	18,693
Residential Asset Securities Corp. Trust
2.192% (US0001M + 0.640%) due 08/25/2035 ~		6,189	6,023
Shackleton CLO Ltd.
2.479% (US0003M + 1.120%) due 01/13/2025 ~		4,700	4,712
SLM Student Loan Trust
0.221% (EUR003M + 0.550%) due 01/25/2041 ~	EUR	8,400	9,966
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046 ~		$6,792	6,764
Structured Asset Investment Loan Trust
2.242% (US0001M + 0.690%) due 06/25/2035 ~		466	468
2.257% (US0001M + 0.705%) due 03/25/2034 ~		3,785	3,683
Structured Asset Securities Corp. Mortgage Loan Trust
1.892% (US0001M + 0.340%) due 02/25/2036 ~		1,000	1,001
2.002% (US0001M + 0.450%) due 11/25/2035 ~		1,200	1,205
TICP CLO Ltd.
2.543% (US0003M + 1.180%) due 01/20/2027 ~		11,800	11,839
Venture CLO Ltd.
2.479% (US0003M + 1.120%) due 04/15/2026 ~		11,300	11,313

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
3.000% due 10/25/2047		$15,000	$14,993
3.125% due 06/25/2047		3,932	3,943
3.250% due 05/25/2047		3,575	3,593
3.375% due 04/25/2047		6,844	6,889
3.375% due 05/28/2047		9,239	9,276
3.500% due 03/25/2047		11,905	11,977
Wells Fargo Home Equity Asset-Backed Securities Trust
2.437% (US0001M + 0.885%) due 11/25/2035 ~		1,500	1,514
2.602% (US0001M + 1.050%) due 10/25/2034 ~		245	240

Total Asset-Backed Securities (Cost $485,832)			491,616

SOVEREIGN ISSUES 0.5%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,500	3,046
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		$3,300	3,371

Total Sovereign Issues (Cost $6,298)			6,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (d) 1.2%
		$15,087

U.S. TREASURY BILLS 0.1%
1.151% due 01/04/2018 - 02/22/2018 (a)(b)(e)(i)	$1,015	1,014

Total Short-Term Instruments (Cost $16,101)		16,101

Total Investments in Securities (Cost $2,282,962)		2,301,987

Total Investments 175.7% (Cost $2,282,962)		$2,301,987

Financial Derivative Instruments (f)(h) (0.2)% (Cost or Premiums, net $5,650)		(1,878)

Other Assets and Liabilities, net (75.5)%		(989,721)

Net Assets 100.0%		$1,310,388

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$3,387	U.S. Treasury Notes 1.375% due 06/30/2023	$(3,459)	$3,387	$3,387
NOM	1.300	12/29/2017	01/02/2018	11,700	U.S. Treasury Notes 2.000% due 11/15/2026	(11,942)	11,700	11,702

Total Repurchase Agreements						$(15,401)	$15,087	$15,089

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	1.450%	11/17/2017	02/15/2018	$(3,284)	$(3,290)
BOS	1.330	10/26/2017	01/26/2018	(24,100)	(24,161)
	1.540	12/04/2017	01/09/2018	(9,724)	(9,736)
GRE	1.660	12/22/2017	01/12/2018	(5,909)	(5,912)
	1.700	12/14/2017	01/04/2018	(9,312)	(9,320)
	1.700	12/15/2017	01/16/2018	(12,752)	(12,763)
JPS	1.310	10/19/2017	01/19/2018	(81,396)	(81,618)
	1.430	11/10/2017	02/12/2018	(50,310)	(50,416)
RCY	1.430	11/20/2017	02/16/2018	(119,600)	(119,804)

Total Reverse Repurchase Agreements					$(317,020)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	1.660%	12/12/2017	01/12/2018	$(3,697)	$(3,695)
NOM	1.300	11/09/2017	01/09/2018	(6,242)	(6,241)
UBS	1.270	10/10/2017	01/09/2018	(153,737)	(153,698)
	1.370	11/10/2017	02/07/2018	(132,844)	(132,663)
	1.470	12/05/2017	01/30/2018	(2,204)	(2,201)

Total Sale-Buyback Transactions					$(298,498)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(3,290)	$0	$(3,290)	$3,258	$(32)
BOS	0	(33,897)	0	(33,897)	33,781	(116)
FICC	3,387	0	0	3,387	(3,459)	(72)
GRE	0	(27,995)	0	(27,995)	27,820	(175)
JPS	0	(132,034)	0	(132,034)	131,215	(819)
NOM	11,702	0	0	11,702	(11,942)	(240)
RCY	0	(119,804)	0	(119,804)	118,972	(832)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,695)	(3,695)	3,682	(13)
NOM	0	0	(6,241)	(6,241)	6,181	(60)
UBS	0	0	(288,562)	(288,562)	287,219	(1,343)

Total Borrowings and Other Financing Transactions	$15,089	$(317,020)	$(298,498)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(143,510)	$(173,510)	$0	$(317,020)

Total	$0	$(143,510)	$(173,510)	$0	$(317,020)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(165,835)	(132,663)	0	(298,498)

Total	$0	$(165,835)	$(132,663)	$0	$(298,498)

Total Borrowings	$0	$(309,345)	$(306,173)	$0	$(615,518)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(615,518)

(e)	Securities with an aggregate market value of $612,129 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(521,238) at a weighted average interest rate of 1.049%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(225) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note March Futures	$108.625	02/23/2018	61	$122	$1	$0
Call - CBOT U.S. Treasury 2-Year Note March Futures	108.750	02/23/2018	88	176	1	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/23/2018	40	40	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.500	02/23/2018	1,356	1,356	11	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/23/2018	653	653	6	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.500	02/23/2018	42	42	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/23/2018	131	131	1	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.500	02/23/2018	19	19	0	0

					$20	$2

Total Purchased Options					$20	$2

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2018	506	EUR	98,160	$(630)	$0	$(370)
U.S. Treasury 10-Year Note March Futures	03/2018	550	$	68,226	(372)	112	0

					$(1,002)	$112	$(370)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2018	720	EUR	(134,059)	$1,666	$812	$0
U.S. Treasury 2-Year Note March Futures	03/2018	200	$	(42,822)	22	0	(13)

					$1,688	$812	$(13)

Total Futures Contracts					$686	$924	$(383)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.904%	$30,500	$3,769	$1,565	$5,334	$0	$(21)
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.106	11,000	1,997	376	2,373	0	(19)
Kinder Morgan, Inc.	1.000	Quarterly	06/20/2021	0.471	8,900	(182)	344	162	0	(6)
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.575	1,100	(37)	55	18	0	0

						$5,547	$2,340	$7,887	$0	$(46)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2023	$	70,000	$1,127	$996	$2,123	$0	$(71)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		256,700	1,879	11,549	13,428	0	(428)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	46,000	(1,780)	598	(1,182)	112	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	6,290,000	(80)	110	30	40	0
Pay	28-Day MXN-TIIE	6.000	Lunar	06/07/2022	MXN	1,039,800	790	(4,541)	(3,751)	206	0

							$1,936	$8,712	$10,648	$358	$(499)

Total Swap Agreements							$7,483	$11,052	$18,535	$358	$(545)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$924	$358	$1,284	$0	$(383)	$(545)	$(928)

(g)	Securities with an aggregate market value of $19,153 and cash of $22,818 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	AUD	34,746	$	26,366	$0	$(744)
	01/2018	EUR	12,683		15,039	0	(186)
	02/2018	$	13,366	ZAR	184,466	1,467	0
	02/2018	ZAR	106,782	$	7,910	0	(676)
BPS	01/2018	EUR	24,882		29,663	0	(204)
	01/2018	MXN	15,482		804	19	0
BRC	01/2018	$	1,137	GBP	848	8	0
	01/2018		13,287	MXN	251,830	0	(529)
CBK	01/2018	EUR	300	$	356	0	(4)
	01/2018	MXN	13,824		704	4	0
	01/2018	$	3,160	RUB	184,943	45	0
	03/2018	TWD	2,285,238	$	76,340	0	(770)
	03/2018	$	13,972	INR	916,020	259	0
GLM	01/2018	BRL	74,088	$	22,235	0	(100)
	01/2018	$	22,397	BRL	74,088	0	(62)
	02/2018		22,149		74,088	111	0
	02/2018		441	PLN	1,602	19	0
HUS	01/2018		5,165	RUB	305,621	132	0

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	01/2018	$	21,019	TRY	84,240	$1,073	$0
MSB	01/2018	BRL	74,088	$	22,396	61	0
	01/2018	$	22,629	BRL	74,088	0	(294)
SCX	01/2018		3,145	JPY	349,178	0	(45)
	02/2018	ZAR	74,549	$	5,520	0	(474)
UAG	01/2018	GBP	54,764		72,895	0	(1,060)
	03/2018	KRW	3,199,711		2,875	0	(117)

Total Forward Foreign Currency Contracts						$3,198	$(5,265)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 03/01/2048	$73.000	03/06/2018	$265,000	$11	$0

Total Purchased Options					$11	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	UBS AG	(1.000)%	Quarterly	09/20/2022	0.520%	$2,800	$(16)	$(45)	$0	$(61)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	1.442%	$10,750	$(749)	$553	$0	$(196)
BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	5,300	(370)	273	0	(97)
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	0.948	29,800	(782)	859	77	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.541	800	66	15	81	0
GST	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.059	9,300	(56)	34	0	(22)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.541	500	43	8	51	0

							$(1,848)	$1,742	$209	$(315)

Total Swap Agreements							$(1,864)	$1,697	$209	$(376)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,467	$0	$0	$1,467	$(1,606)	$0	$0	$(1,606)	$(139)	$0	$(139)
BPS	19	0	0	19	(204)	0	(196)	(400)	(381)	0	(381)
BRC	8	0	158	166	(529)	0	(97)	(626)	(460)	336	(124)
CBK	308	0	0	308	(774)	0	0	(774)	(466)	843	377
GLM	130	0	0	130	(162)	0	0	(162)	(32)	0	(32)
GST	0	0	51	51	0	0	(83)	(83)	(32)	0	(32)
HUS	132	0	0	132	0	0	0	0	132	0	132
JPM	1,073	0	0	1,073	0	0	0	0	1,073	(1,130)	(57)
MSB	61	0	0	61	(294)	0	0	(294)	(233)	166	(67)
SCX	0	0	0	0	(519)	0	0	(519)	(519)	387	(132)
UAG	0	0	0	0	(1,177)	0	0	(1,177)	(1,177)	873	(304)

Total Over the Counter	$3,198	$0	$209	$3,407	$(5,265)	$0	$(376)	$(5,641)

(i)	Securities with an aggregate market value of $2,605 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	924	924
Swap Agreements	0	0	0	0	358	358

	$0	$0	$0	$0	$1,284	$1,284

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,198	$0	$3,198
Swap Agreements	0	209	0	0	0	209

	$0	$209	$0	$3,198	$0	$3,407

	$0	$209	$0	$3,198	$1,284	$4,691

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$383	$383
Swap Agreements	0	46	0	0	499	545

	$0	$46	$0	$0	$882	$928

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,265	$0	$5,265
Swap Agreements	0	376	0	0	0	376

	$0	$376	$0	$5,265	$0	$5,641

	$0	$422	$0	$5,265	$882	$6,569

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(30)	$(30)
Futures	0	0	0	0	(468)	(468)
Swap Agreements	0	2,142	0	0	31,882	34,024

	$0	$2,142	$0	$0	$31,384	$33,526

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,152)	$0	$(14,152)
Purchased Options	0	0	0	0	(20)	(20)
Written Options	0	0	0	0	409	409
Swap Agreements	0	2,298	0	0	0	2,298

	$0	$2,298	$0	$(14,152)	$389	$(11,465)

	$0	$4,440	$0	$(14,152)	$31,773	$22,061

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	49

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Futures	0	0	0	0	686	686
Swap Agreements	0	2,159	0	0	(35,846)	(33,687)

	$0	$2,159	$0	$0	$(35,178)	$(33,019)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,883)	$0	$(1,883)
Purchased Options	0	0	0	0	(10)	(10)
Written Options	0	0	0	0	(237)	(237)
Swap Agreements	0	964	0	0	0	964

	$0	$964	$0	$(1,883)	$(247)	$(1,166)

	$0	$3,123	$0	$(1,883)	$(35,425)	$(34,185)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,924	$30,917	$37,841
Corporate Bonds & Notes
Banking & Finance	0	386,735	0	386,735
Industrials	0	56,883	199	57,082
Utilities	0	25,843	0	25,843
Municipal Bonds & Notes
Illinois	0	8,250	0	8,250
Texas	0	1,451	0	1,451
U.S. Government Agencies	0	431,282	0	431,282
U.S. Treasury Obligations	0	766,315	0	766,315
Non-Agency Mortgage-Backed Securities	0	51,844	21,210	73,054
Asset-Backed Securities	0	491,616	0	491,616
Sovereign Issues	0	6,417	0	6,417
Short-Term Instruments
Repurchase Agreements	0	15,087	0	15,087
U.S. Treasury Bills	0	1,014	0	1,014

Total Investments	$0	$2,249,661	$52,326	$2,301,987

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	924	360	0	1,284
Over the counter	0	3,407	0	3,407
	$924	$3,767	$0	$4,691

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(383)	(545)	0	(928)
Over the counter	0	(5,641)	0	(5,641)
	$(383)	$(6,186)	$0	$(6,569)

Total Financial Derivative Instruments	$541	$(2,419)	$0	$(1,878)

Totals	$541	$2,247,242	$52,326	$2,300,109

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

There were no significant transfers among Levels 1 and 2 during the period ended December 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2017:

Category and Subcategory	Beginning Balance at 12/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$30,671	$(243)	$69	$0	$420	$0	$0	$30,917	$420
Corporate Bonds & Notes
Industrials	17,919	0	(6,306)	(83)	(141)	43	199	(11,432)	199	0
Non-Agency Mortgage-Backed Securities	32,417	0	(9,256)	0	0	233	0	(2,184)	21,210	230

Totals	$50,336	$30,671	$(15,805)	$(14)	$(141)	$696	$199	$(13,616)	$52,326	$650

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$13,366	Proxy Pricing	Base Price	100.000-100.170
	17,551	Reference Instrument	Discount Margin	250.200 bps
Corporate Bonds & Notes
Industrials	199	Third Party Vendor	Broker Quote	101.750
Non-Agency Mortgage-Backed Securities	21,210	Proxy Pricing	Broker Quote	101.00

Total	$52,326

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 191.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
Energy Future Intermediate Holding Co. LLC
TBD% due 06/30/2018	$400	$401
Las Vegas Sands LLC
TBD% due 03/29/2024	246	248

Total Loan Participations and Assignments (Cost $646)		649

CORPORATE BONDS & NOTES 105.8%

BANKING & FINANCE 51.1%
AerCap Ireland Capital DAC
4.250% due 07/01/2020 (h)	500	519
4.625% due 10/30/2020 (h)	500	524
Air Lease Corp.
2.750% due 01/15/2023 (h)	1,300	1,282
4.750% due 03/01/2020 (h)	500	523
Ally Financial, Inc.
3.250% due 02/13/2018	100	100
3.250% due 11/05/2018	200	201
3.500% due 01/27/2019	300	302
3.600% due 05/21/2018	800	803
Aozora Bank Ltd.
2.750% due 03/09/2020 (h)	1,000	997
Athene Global Funding
2.875% due 10/23/2018 (h)	800	804
Aviation Capital Group LLC
2.875% due 01/20/2022 (h)	800	800
6.750% due 04/06/2021 (h)	250	280
Bank of America Corp.
8.000% due 01/30/2018 (e)•	1,200	1,206
8.125% due 05/15/2018 (e)•	300	304
Barclays PLC
3.520% (US0003M + 2.110%) due 08/10/2021 ~(h)	1,000	1,047
8.250% due 12/15/2018 (e)(f)•	1,300	1,366
Bestgain Real Estate Ltd.
2.625% due 03/13/2018	1,000	1,000
BGC Partners, Inc.
5.125% due 05/27/2021 (h)	300	317
BOC Aviation Ltd.
2.375% due 09/15/2021 (h)	400	390
3.000% due 03/30/2020 (h)	850	853
3.000% due 05/23/2022	1,300	1,287
3.875% due 05/09/2019	294	298
Cantor Fitzgerald LP
6.500% due 06/17/2022 (h)	200	222
7.875% due 10/15/2019 (h)	300	325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
3.875% due 02/19/2019		$100	$101
5.375% due 05/15/2020		100	106
5.500% due 02/15/2019		168	173
Citigroup, Inc.
2.315% (US0003M + 0.950%) due 07/24/2023 ~(h)		1,500	1,513
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022 (h)		850	878
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		126	131
Five Corners Funding Trust
4.419% due 11/15/2023 (h)		500	536
Hartford Financial Services Group, Inc.
5.500% due 03/30/2020 (h)		350	373
HBOS PLC
6.750% due 05/21/2018 (h)		500	509
Hyundai Capital Services, Inc.
1.625% due 08/30/2019 (h)		1,000	979
ICICI Bank Ltd.
3.125% due 08/12/2020 (h)		300	301
3.500% due 03/18/2020 (h)		400	404
International Lease Finance Corp.
6.250% due 05/15/2019 (h)		200	210
7.125% due 09/01/2018 (h)		300	310
8.250% due 12/15/2020 (h)		250	288
JPMorgan Chase & Co.
7.900% due 04/30/2018 (e)•		900	912
LeasePlan Corp. NV
2.500% due 05/16/2018 (h)		666	666
2.875% due 01/22/2019 (h)		600	601
Lloyds Banking Group PLC
7.000% due 06/27/2019 (e)(f)•	GBP	1,050	1,498
Macquarie Group Ltd.
3.000% due 12/03/2018 (h)		$100	101
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021 (h)		1,000	978
2.750% due 10/21/2020 (h)		300	300
Mizuho Financial Group, Inc.
2.408% (US0003M + 0.940%) due 02/28/2022 ~(h)		1,400	1,413
Nationwide Building Society
4.125% due 03/20/2023 •	EUR	200	242
Navient Corp.
4.875% due 06/17/2019		$1,000	1,019
5.500% due 01/15/2019		500	510
8.000% due 03/25/2020		500	542
Nomura Holdings, Inc.
6.700% due 03/04/2020 (h)		623	675

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ORIX Corp.
2.900% due 07/18/2022 (h)	$1,200	$1,196
Qatari Diar Finance Co.
5.000% due 07/21/2020	600	630
QNB Finance Ltd.
2.125% due 02/14/2018	300	300
Royal Bank of Scotland Group PLC
2.886% (US0003M + 1.470%) due 05/15/2023 ~(h)	700	708
3.498% due 05/15/2023 (h)•	600	602
Santander Holdings USA, Inc.
2.700% due 05/24/2019 (h)	1,000	1,002
Santander UK PLC
2.350% due 09/10/2019 (h)	100	100
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (h)	700	689
2.650% due 07/15/2021	600	591
3.000% due 07/15/2022 (h)	300	297
Springleaf Finance Corp.
8.250% due 12/15/2020	200	221
State Bank of India
2.297% (US0003M + 0.950%) due 04/06/2020 ~	600	602
3.622% due 04/17/2019 (h)	1,100	1,113
Sumitomo Mitsui Trust Bank Ltd.
2.050% due 03/06/2019 (h)	500	499
Suncorp-Metway Ltd.
2.100% due 05/03/2019 (h)	500	498
UBS AG
4.750% due 05/22/2023 (f)•	1,900	1,917
VEREIT Operating Partnership LP
3.000% due 02/06/2019 (h)	500	503
WEA Finance LLC
2.700% due 09/17/2019 (h)	500	503

		43,990

INDUSTRIALS 45.5%
AbbVie, Inc.
2.850% due 05/14/2023 (h)	400	399
AP Moller - Maersk A/S
2.550% due 09/22/2019 (h)	400	400
Aptiv PLC
3.150% due 11/19/2020 (h)	700	711
Arrow Electronics, Inc.
3.500% due 04/01/2022 (h)	600	608
Asciano Finance Ltd.
4.625% due 09/23/2020 (h)	700	724
BAT Capital Corp.
2.296% due 08/15/2022 ~(h)	1,000	1,013
Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (h)	600	595

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Central Nippon Expressway Co. Ltd.
2.424% (US0003M + 0.850%) due 09/14/2021 ~(h)	$1,400	$1,417
Charter Communications Operating LLC
4.464% due 07/23/2022	700	731
Crown Castle Towers LLC
3.222% due 05/15/2042 (h)	300	304
CVS Health Corp.
3.500% due 07/20/2022 (h)	200	204
D.R. Horton, Inc.
3.750% due 03/01/2019	200	203
4.000% due 02/15/2020 (h)	300	309
4.375% due 09/15/2022 (h)	1,000	1,054
Dell International LLC
4.420% due 06/15/2021 (h)	400	417
5.450% due 06/15/2023 (h)	400	433
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	151	164
Delta Air Lines, Inc.
3.625% due 03/15/2022	1,400	1,422
DISH DBS Corp.
4.250% due 04/01/2018	1,000	1,006
7.875% due 09/01/2019	300	322
EMC Corp.
1.875% due 06/01/2018	600	597
Energy Transfer LP
9.000% due 04/15/2019 (h)	200	216
Flex Ltd.
4.625% due 02/15/2020 (h)	300	310
Forest Laboratories LLC
5.000% due 12/15/2021 (h)	400	428
General Electric Co.
5.000% due 01/21/2021 (e)•	1,400	1,445
Georgia-Pacific LLC
3.734% due 07/15/2023 (h)	200	208
Imperial Brands Finance PLC
2.050% due 07/20/2018 (h)	400	400
2.950% due 07/21/2020 (h)	650	657
Kansas City Southern
3.000% due 05/15/2023 (h)	1,500	1,489
Kinder Morgan, Inc.
2.639% (US0003M + 1.280%) due 01/15/2023 ~(h)	1,200	1,221
7.250% due 06/01/2018 (h)	500	510
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	180	182
Masco Corp.
5.950% due 03/15/2022	76	84
7.125% due 03/15/2020	52	57
McCormick & Co., Inc.
3.150% due 08/15/2024 (h)	1,400	1,409

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
6.750% due 10/01/2020		$300	$325
8.625% due 02/01/2019		400	426
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019 (h)		400	401
Mylan NV
3.150% due 06/15/2021 (h)		1,400	1,409
Nabors Industries, Inc.
6.150% due 02/15/2018		350	352
National Fuel Gas Co.
8.750% due 05/01/2019 (h)		500	540
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018 (h)		1,100	1,106
Petroleos Mexicanos
3.125% due 01/23/2019 (h)		900	907
9.250% due 03/30/2018		600	612
Pioneer Natural Resources Co.
3.450% due 01/15/2021 (h)		300	306
6.875% due 05/01/2018 (h)		100	101
QUALCOMM, Inc.
2.600% due 01/30/2023 (h)		1,700	1,659
Reynolds American, Inc.
4.000% due 06/12/2022 (h)		600	627
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021 (h)		700	751
6.250% due 03/15/2022 (h)		300	334
SFR Group S.A.
5.375% due 05/15/2022	EUR	100	124
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$100	98
SK Telecom Co. Ltd.
2.125% due 05/01/2018		400	400
Sky PLC
3.125% due 11/26/2022 (h)		1,000	1,007
Solvay Finance America LLC
3.400% due 12/03/2020 (h)		400	409
Southern Co.
2.950% due 07/01/2023 (h)		1,100	1,102
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020 (h)		850	900
5.877% due 07/15/2019 (h)		200	210
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		400	381
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		300	298
1.700% due 07/19/2019 (h)		500	486
2.800% due 07/21/2023		300	261
Time Warner Cable LLC
8.250% due 04/01/2019		300	321
Universal Health Services, Inc.
3.750% due 08/01/2019		100	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WestJet Airlines Ltd.
3.500% due 06/16/2021 (h)	$1,100	$1,111
Woodside Finance Ltd.
8.750% due 03/01/2019	400	428

		39,143

UTILITIES 9.2%
AT&T, Inc.
2.303% (US0003M + 0.890%) due 02/14/2023 ~(h)	1,100	1,109
BP Capital Markets PLC
2.470% (US0003M + 0.870%) due 09/16/2021 ~(h)	700	713
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	201
Cleveland Electric Illuminating Co.
8.875% due 11/15/2018 (h)	400	423
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021 (h)	300	332
E.ON International Finance BV
5.800% due 04/30/2018	1,384	1,401
FirstEnergy Corp.
2.850% due 07/15/2022	700	694
KT Corp.
2.625% due 04/22/2019	200	200
Pennsylvania Electric Co.
5.200% due 04/01/2020 (h)	800	845
Plains All American Pipeline LP
2.600% due 12/15/2019	500	497
Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	800	795
Telecom Italia Capital S.A.
6.999% due 06/04/2018	600	613
Telstra Corp. Ltd.
3.125% due 04/07/2025	100	100

		7,923

Total Corporate Bonds & Notes (Cost $90,810)		91,056

MUNICIPAL BONDS & NOTES 1.5%

PENNSYLVANIA 1.5%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.497% due 10/25/2036 ~	1,348	1,329

Total Municipal Bonds & Notes (Cost $1,324)		1,329

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
2.202% (LIBOR01M + 0.650%) due 09/25/2023 ~	$3	$3
2.240% (T7Y - 0.050%) due 09/25/2022 ~	28	28
3.000% due 03/01/2042 (h)	197	198
Freddie Mac
5.477% (LIBOR01M + 4.000%) due 01/15/2022 ~	17	18
Ginnie Mae
1.923% (US0001M + 0.680%) due 08/20/2061 ~	223	224
1.951% (LIBOR01M + 0.450%) due 10/20/2037 ~	54	54

Total U.S. Government Agencies (Cost $520)		525

U.S. TREASURY OBLIGATIONS 23.5%
U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2027 (h)	3,731	3,715
U.S. Treasury Notes
1.500% due 10/31/2019 (h)	5,100	5,065
1.875% due 07/31/2022 (h)	6,800	6,708
2.000% due 10/31/2022 (h)	2,700	2,676
2.000% due 11/30/2022 (h)	2,100	2,081

Total U.S. Treasury Obligations (Cost $20,303)		20,245

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%
American Home Mortgage Investment Trust
2.132% (US0001M + 0.580%) due 02/25/2045 ~	6	6
BAMLL Commercial Mortgage Securities Trust
2.051% (LIBOR01M + 0.800%) due 06/15/2028 ~	100	100
Banc of America Funding Trust
1.801% (US0001M + 0.300%) due 02/20/2035 ~	18	18
3.602% due 09/20/2034 ~	112	114
Bear Stearns Adjustable Rate Mortgage Trust
3.182% due 04/25/2033 ~	41	41
3.536% due 11/25/2034 ~	70	69
3.796% due 01/25/2034 ~	11	11
Citicorp Mortgage Securities Trust
5.500% due 08/25/2021	1	1
Citigroup Mortgage Loan Trust
3.630% (H15T1Y + 2.400%) due 10/25/2035 ~	10	10
Countrywide Alternative Loan Trust
1.712% (US0001M + 0.160%) due 07/25/2036 ~	197	190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Commercial Mortgage Trust
6.290% due 11/12/2043 ~	$7	$7
Credit Suisse First Boston Mortgage Securities Corp.
3.126% due 06/25/2033 ~	23	23
5.362% due 05/15/2036 ~	500	507
6.500% due 04/25/2033	113	116
First Republic Mortgage Loan Trust
1.827% (US0001M + 0.350%) due 11/15/2031 ~	39	38
GSR Mortgage Loan Trust
3.472% due 09/25/2035 ~	9	10
3.695% (US0012M + 1.750%) due 08/25/2033 ~	222	223
Impac CMB Trust
2.192% (US0001M + 0.640%) due 03/25/2035 ~	443	434
2.552% (US0001M + 1.000%) due 07/25/2033 ~	360	351
JPMorgan Mortgage Trust
3.492% due 09/25/2034 ~	11	11
3.499% due 06/25/2035 ~	24	24
3.562% due 02/25/2034 ~	62	64
3.663% due 02/25/2035 ~	5	5
3.703% due 04/25/2035 ~	200	204
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.957% (US0001M + 0.480%) due 06/15/2030 ~	27	26
2.610% due 10/20/2029 ~	18	18
Merrill Lynch Mortgage Investors Trust
2.012% (US0001M + 0.460%) due 04/25/2029 ~	9	9
2.192% (US0001M + 0.640%) due 10/25/2028 ~	7	7
3.041% due 02/25/2035 ~	191	195
Morgan Stanley Mortgage Loan Trust
3.474% due 11/25/2034 ~	13	13
Motel 6 Trust
2.397% due 08/15/2034 ~	893	897
Prime Mortgage Trust
1.952% (US0001M + 0.400%) due 02/25/2034 ~	11	11
Sequoia Mortgage Trust
2.195% (US0001M + 0.700%) due 10/19/2026 ~	93	91
2.261% (US0001M + 0.760%) due 10/20/2027 ~	17	16
Structured Asset Mortgage Investments Trust
2.075% (US0001M + 0.580%) due 07/19/2034 ~	56	56
2.155% (US0001M + 0.660%) due 09/19/2032 ~	14	14
8.914% due 06/25/2029 ~	7	7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
2.152% (US0001M + 0.600%) due 10/25/2027 ~	$14	$14
Thornburg Mortgage Securities Trust
2.192% (US0001M + 0.640%) due 09/25/2043 ~	10	9
3.189% due 04/25/2045 ~	41	42
WaMu Mortgage Pass-Through Certificates Trust
1.822% (US0001M + 0.270%) due 12/25/2045 ~	265	258
1.842% (US0001M + 0.290%) due 10/25/2045 ~	45	44
1.952% (US0001M + 0.400%) due 06/25/2044 ~	35	35
2.292% (US0001M + 0.740%) due 11/25/2034 ~	91	89
2.463% (12MTA + 1.400%) due 06/25/2042 ~	11	11
Wells Fargo Commercial Mortgage Trust
2.310% due 12/13/2031 ~	1,000	1,004
Wells Fargo Mortgage-Backed Securities Trust
3.620% due 10/25/2033 ~	55	56
3.773% due 12/25/2034 ~	138	144

Total Non-Agency Mortgage-Backed Securities (Cost $5,585)		5,643

ASSET-BACKED SECURITIES 25.3%
Aegis Asset-Backed Securities Trust
1.822% (US0001M + 0.270%) due 12/25/2035 ~	1	1
Allegro CLO Ltd.
2.598% (US0003M + 1.220%) due 01/30/2026 ~	500	502
Amortizing Residential Collateral Trust
2.552% (US0001M + 1.000%) due 10/25/2034 ~	319	321
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.592% (US0001M + 1.040%) due 04/25/2034 ~	101	101
Atlas Senior Loan Fund Ltd.
2.608% (US0003M + 1.230%) due 01/30/2024 ~	427	429
Babson CLO Ltd.
2.503% (US0003M + 1.150%) due 10/17/2026 ~	600	601
Bayview Opportunity Master Fund Trust
3.105% due 07/28/2032	326	325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
2.302% (US0001M + 0.750%) due 03/25/2035 ~	$1,000	$978
2.352% (LIBOR01M + 0.800%) due 10/27/2032 ~	44	43
Carlyle Global Market Strategies CLO Ltd.
2.499% (US0003M + 1.140%) due 10/16/2025 ~	500	500
2.524% (US0003M + 1.150%) due 07/27/2026 ~	500	502
Chase Funding Trust
2.292% (US0001M + 0.740%) due 10/25/2032 ~	69	69
CIFC Funding Ltd.
2.385% (US0003M + 1.020%) due 10/24/2025 ~	600	601
Colony American Finance Ltd.
2.544% due 06/15/2048	240	238
Colony Starwood Homes Trust
2.960% (LIBOR01M + 1.500%) due 07/17/2033 ~	197	199
Delta Funding Home Equity Loan Trust
2.297% (US0001M + 0.820%) due 09/15/2029 ~	7	6
Figueroa CLO Ltd.
2.875% (US0003M + 1.250%) due 06/20/2027 ~	600	604
GSAA Home Equity Trust
2.192% (US0001M + 0.640%) due 12/25/2034 ~	17	17
Halcyon Loan Advisors Funding Ltd.
2.283% due 04/20/2027 ~	1,000	1,000
2.484% (US0003M + 1.130%) due 04/18/2026 ~	1,100	1,100
JMP Credit Advisors CLO Ltd.
2.593% (US0003M + 1.240%) due 10/17/2025 ~	700	704
KVK CLO Ltd.
2.509% (US0003M + 1.150%) due 01/15/2026 ~	700	702
Navient Student Loan Trust
2.802% (US0001M + 1.250%) due 06/25/2065 ~	167	171
New Century Home Equity Loan Trust
2.482% (US0001M + 0.930%) due 11/25/2034 ~	902	906
NovaStar Mortgage Funding Trust
1.992% (LIBOR01M + 0.440%) due 01/25/2036 ~	1,500	1,491
OneMain Financial Issuance Trust
2.570% due 07/18/2025	134	134

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OZLM Funding Ltd.
2.483% (US0003M + 1.130%) due 01/17/2026 ~	$700	$703
Regatta Funding Ltd.
2.527% (US0003M + 1.160%) due 10/25/2026 ~	500	500
Renaissance Home Equity Loan Trust
2.052% (US0001M + 0.500%) due 12/25/2033 ~	6	6
Residential Mortgage Loan Trust
2.828% (US0001M + 1.500%) due 09/25/2029 ~	5	5
Securitized Asset-Backed Receivables LLC Trust
2.227% (US0001M + 0.675%) due 01/25/2035 ~	1,429	1,407
SLM Student Loan Trust
2.117% (US0003M + 0.750%) due 04/25/2023 ~	932	932
2.138% (US0003M + 0.550%) due 12/15/2025 ~	587	590
2.867% (US0003M + 1.500%) due 04/25/2023 ~	1,061	1,087
3.067% (US0003M + 1.700%) due 07/25/2023 ~	881	909
SMB Private Education Loan Trust
2.477% (US0001M + 1.000%) due 06/15/2027 ~	398	404
SoFi Professional Loan Program LLC
3.020% due 02/25/2040	387	386
Symphony CLO LP
2.450% (US0003M + 1.100%) due 01/09/2023 ~	86	86
VOLT LLC
3.000% due 10/25/2047	500	500
3.125% due 06/25/2047	70	70
3.125% due 09/25/2047	1,442	1,445
3.250% due 04/25/2059	473	476

Total Asset-Backed Securities (Cost $21,639)		21,751

SOVEREIGN ISSUES 5.5%
Export-Import Bank of India
2.750% due 04/01/2020 (h)	1,200	1,200
3.875% due 10/02/2019	250	255
Japan Finance Organization for Municipalities
2.125% due 03/06/2019	1,000	999
Korea Water Resources Corp.
2.000% due 04/16/2018	400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Malaysia Government International Bond
3.260% due 03/01/2018	MYR	5,700	$1,410
4.240% due 02/07/2018		2,000	495

Total Sovereign Issues (Cost $4,697)			4,759

SHORT-TERM INSTRUMENTS 21.6%

CERTIFICATES OF DEPOSIT 1.2%
Itau CorpBanca
2.500% due 12/07/2018		$500	500
2.570% due 01/11/2019		500	499

			999

REPURCHASE AGREEMENTS (g) 0.6%
			501

ARGENTINA TREASURY BILLS 1.9%
2.828% due 05/11/2018 - 05/24/2018 (a)(b)		1,700	1,682

JAPAN TREASURY BILLS 17.8%
(0.246)% due 01/22/2018 - 02/13/2018 (a)(b)	JPY	1,724,200	15,303

MALAYSIA TREASURY BILLS 0.1%
3.032% due 01/19/2018 (b)(c)	MYR	300	74

Total Short-Term Instruments (Cost $18,463)			18,559

Total Investments in Securities (Cost $163,987)			164,516

Total Investments 191.1% (Cost $163,987)			$164,516

Financial Derivative Instruments (i)(j) (0.3%) (Cost or Premiums, net $(285))			(257)

Other Assets and Liabilities, net (90.8)%			(78,158)

Net Assets 100.0%			$86,101

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent Convertible Corporate Bond

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$501	Federal Agricultural Mortgage Corp. 1.120% due 08/01/2018	$(511)	$501	$501

Total Repurchase Agreements						$(511)	$501	$501

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	1.990%	12/22/2017	01/05/2018	$(8,987)	$(8,993)
FOB	1.750	12/15/2017	01/05/2018	(1,591)	(1,592)
	1.900	12/22/2017	01/11/2018	(478)	(478)
	1.900	12/28/2017	01/11/2018	(1,674)	(1,674)
	1.950	12/22/2017	01/11/2018	(381)	(381)
	1.950	12/28/2017	01/11/2018	(2,746)	(2,747)
RCY	1.620	01/02/2018	01/16/2018	(192)	(192)
	1.650	12/19/2017	01/02/2018	(192)	(192)
RDR	1.870	12/21/2017	01/04/2018	(1,978)	(1,979)
	1.870	12/22/2017	01/04/2018	(1,926)	(1,927)
	1.870	01/04/2018	01/18/2018	(3,909)	(3,909)
	1.880	12/22/2017	01/12/2018	(3,361)	(3,363)
	1.900	12/22/2017	01/09/2018	(289)	(289)
UBS	1.850	12/19/2017	01/05/2018	(12,580)	(12,589)
	1.850	12/22/2017	01/12/2018	(16,927)	(16,937)
	1.850	12/26/2017	01/08/2018	(7,877)	(7,880)

Total Reverse Repurchase Agreements					$(65,122)

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	0.250%	12/29/2017	01/02/2018	$(2,084)	$(2,084)
	1.900	12/29/2017	01/02/2018	(4,780)	(4,780)
	2.050	12/28/2017	01/02/2018	(13,149)	(13,149)

Total Sale-Buyback Transactions					$(20,013)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(8,993)	$0	$(8,993)	$9,503	$510
FICC	501	0	0	501	(511)	(10)
FOB	0	(6,872)	0	(6,872)	7,263	391
RCY	0	(384)	0	(384)	396	12
RDR	0	(11,467)	0	(11,467)	11,964	497
UBS	0	(37,406)	0	(37,406)	39,093	1,687

Master Securities Forward Transaction Agreement
BCY	0	0	(20,013)	(20,013)	19,947	(66)

Total Borrowings and Other Financing Transactions	$501	$(65,122)	$(20,013)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(60,829)	$0	$0	$(60,829)
U.S. Government Agencies	0	(192)	0	0	(192)

Total	$0	$(61,021)	$0	$0	$(61,021)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(20,013)	0	0	(20,013)

Total	$0	$(20,013)	$0	$0	$(20,013)

Total Borrowings	$0	$(81,034)	$0	$0	$(80,134)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(81,034)

(h)	Securities with an aggregate market value of $88,177 have been pledged as collateral under the terms of the above master netting agreements as of December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(58,373) at a weighted average interest rate of 1.342%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(4)	Unsettled reverse repurchase agreements liability of $(4,101) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March Futures	$105.750	02/23/2018	68	$136	$1	$0
Call - CBOT U.S. Treasury 2-Year Note March Futures	108.750	02/23/2018	30	60	0	0
Call - CBOT U.S. Treasury 2-Year Note March Futures	108.875	02/23/2018	11	22	0	0
Call - CBOT U.S. Treasury 2-Year Note March Futures	109.000	02/23/2018	16	32	0	0
Put - CBOT U.S. Treasury 5-Year Note March Futures	108.000	02/23/2018	18	18	0	0
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.000	02/23/2018	5	5	0	0
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.500	02/23/2018	110	110	1	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	135.500	02/23/2018	121	121	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March Futures	220.000	02/23/2018	44	44	1	0

					$4	$0

Total Purchased Options					$4	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2018	195	$47,704	$(134)	$7	$0
90-Day Eurodollar June Futures	06/2018	189	46,340	(172)	5	0
U.S. Treasury 2-Year Note March Futures	03/2018	30	6,423	2	2	0

				$(304)	$14	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	195		$(47,614)	$132	$0	$(10)
90-Day Eurodollar June Futures	06/2019	189		(46,182)	239	0	(7)
U.S. Treasury 10-Year Note March Futures	03/2018	96		(11,909)	(52)	0	(20)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	24		(4,024)	(22)	0	(10)
United Kingdom Long Gilt March Futures	03/2018	35	GBP	(5,914)	(41)	13	(4)

					$256	$13	$(51)

Total Futures Contracts					$(48)	$27	$(51)

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-28 5-Year Index	(1.000)%	Quarterly	06/20/2022	$13,500	$(280)	$(27)	$(307)	$0	$(3)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022	12,800	(300)	(9)	(309)	0	(4)
CDX.HY-29 5-Year Index	(5.000)	Quarterly	12/20/2022	5,200	(392)	(48)	(440)	0	(8)

					$(972)	$(84)	$(1,056)	$0	$(15)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day USD-Federal Funds Rate Compounded-OIS	1.675%	Annual	09/19/2018	$	196,100	$0	$28	$28	$2	$0
Receive(4)	1-Day USD-Federal Funds Rate Compounded-OIS	1.696	Annual	09/19/2018		234,400	0	21	21	3	0
Pay	3-Month CAD-Bank Bill	1.400	Semi-Annual	09/13/2019	CAD	12,850	(103)	(1)	(104)	0	0
Pay	3-Month USD-LIBOR	1.890	Semi-Annual	09/19/2018	$	196,100	0	(17)	(17)	4	0
Pay	3-Month USD-LIBOR	1.910	Semi-Annual	09/19/2018		234,400	0	(9)	(9)	5	0
Pay	3-Month USD-LIBOR	1.350	Semi-Annual	12/28/2018		5,300	(2)	(26)	(28)	0	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		15,100	61	(79)	(18)	3	0
Pay(4)	3-Month USD-LIBOR	0.000	Quarterly	06/21/2020		61,000	2	(28)	(26)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2021		1,500	0	9	9	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/21/2021		5,300	125	20	145	0	(3)
Pay(4)	3-Month USD-LIBOR	0.000	Quarterly	05/21/2022		44,300	0	(35)	(35)	0	(1)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2022		69,800	(958)	150	(808)	70	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		6,500	(46)	45	(1)	0	(7)
Receive(4)	3-Month USD-LIBOR	2.000	Semi-Annual	12/14/2023		69,800	1,377	(163)	1,214	0	(71)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,600	8	76	84	0	(3)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		1,300	132	(31)	101	0	(2)
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	19,700	(3)	(20)	(23)	3	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		24,200	(3)	(65)	(68)	12	0
Pay	28-Day MXN-TIIE	8.280	Lunar	11/28/2036		22,000	118	(106)	12	19	0

							$708	$(231)	$477	$122	$(88)

Total Swap Agreements							$(264)	$(315)	$(579)	$122	$(103)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$27	$122	$149	$0	$(51)	$(103)	$(154)

Cash of $1,277 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2018		AUD	3,880	$		2,944	$0	$(83)
	01/2018		EUR	305			364	0	(2)
BPS	01/2018		MXN	2,342			125	6	0
	02/2018		JPY	36,200			323	1	0
BRC	02/2018		MYR	1,736			415	0	(13)
	03/2018			3,557			848	0	(29)
GLM	01/2018		CAD	7,607			5,944	0	(108)
	01/2018		GBP	1,161			1,565	0	(3)
	01/2018		MXN	2,045			104	1	0
	01/2018		MYR	583			141	0	(3)
	01/2018	$		69		MYR	283	0	0
	02/2018		MYR	102	$		24	0	(1)
	03/2018			2,138			511	0	(16)
MSB	01/2018		JPY	1,851,100			16,415	18	(41)
	02/2018		MYR	204			50	0	(1)
	03/2018			98			23	0	(1)
SCX	01/2018		JPY	169,600			1,515	10	0
TOR	01/2018	$		1,963		CAD	2,523	45	0

Total Forward Foreign Currency Contracts								$81	$(301)

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC AUD versus USD		$0.825	01/24/2018	AUD	4,000	$0	$0
	Put - OTC USD versus CAD	CAD	1.193	01/19/2018	$	4,000	1	0
	Put - OTC USD versus JPY	JPY	105.000	01/24/2018		3,000	0	0
	Put - OTC USD versus MXN	MXN	17.000	01/24/2018		200	0	0

							$1	$0

Total Purchased Options							$1	$0

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	01/31/2018	$16,900	$(26)	$(32)

Total Written Options							$(26)	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(85)	$0	$0	$(85)	$(85)	$0	$(85)
BPS	7	0	0	7	0	0	0	0	7	0	7
BRC	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)
GLM	1	0	0	1	(131)	0	0	(131)	(130)	0	(130)
MSB	18	0	0	18	(43)	0	0	(43)	(25)	0	(25)
MYC	0	0	0	0	0	(32)	0	(32)	(32)	0	(32)
SCX	10	0	0	10	0	0	0	0	10	0	10
TOR	45	0	0	45	0	0	0	0	45	0	45

Total Over the Counter	$81	$0	$0	$81	$(301)	$(32)	$0	$(333)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	63

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	0	0	0	122	122

	$0	$0	$0	$0	$149	$149

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$81	$0	$81

	$0	$0	$0	$81	$149	$230

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51
Swap Agreements	0	15	0	0	88	103

	$0	$15	$0	$0	$139	$154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$301	$0	$301
Written Options	0	0	0	0	32	32

	$0	$0	$0	$301	$32	$333

	$0	$15	$0	$301	$171	$487

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Futures	0	0	0	0	300	300
Swap Agreements	0	(497)	0	0	(305)	(802)

	$0	$(497)	$0	$0	$(11)	$(508)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(369)	$0	$(369)
Purchased Options	0	0	0	(4)	(8)	(12)
Written Options	0	0	0	0	94	94

	$0	$0	$0	$(373)	$86	$(287)

	$0	$(497)	$0	$(373)	$75	$(795)

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	(63)	(63)
Swap Agreements	0	17	0	0	(192)	(175)

	$0	$17	$0	$0	$(258)	$(241)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(286)	$0	$(286)
Purchased Options	0	0	0	(1)	(6)	(7)
Written Options	0	0	0	0	(14)	(14)

	$0	$0	$0	$(287)	$(20)	$(307)

	$0	$17	$0	$(287)	$(278)	$(548)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$649	$0	$649
Corporate Bonds & Notes
Banking & Finance	0	43,990	0	43,990
Industrials	0	39,143	0	39,143
Utilities	0	7,923	0	7,923
Municipal Bonds & Notes
Pennsylvania	0	1,329	0	1,329
U.S. Government Agencies	0	525	0	525
U.S. Treasury Obligations	0	20,245	0	20,245
Non-Agency Mortgage-Backed Securities	0	5,643	0	5,643
Asset-Backed Securities	0	21,751	0	21,751
Sovereign Issues	0	4,759	0	4,759
Short-Term Instruments
Certificates of Deposit	0	999	0	999
Repurchase Agreements	0	501	0	501
Argentina Treasury Bills	0	1,682	0	1,682
Japan Treasury Bills	0	15,303	0	15,303
Malaysia Treasury Bills	0	74	0	74

Total Investments	$0	$164,516	$0	$164,516

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	122	0	149
Over the counter	0	81	0	81
	$27	$203	$0	$230

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	65

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(51)	$(103)	$0	$(154)
Over the counter	0	(333)	0	(333)
	$(51)	$(436)	$0	$(487)

Total Financial Derivative Instruments	$(24)	$(233)	$0	$(257)

Totals	$(24)	$164,283	$0	$164,259

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 175.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
AABS Ltd.
4.875% due 01/10/2038 «		$1,950	$1,971
Rise Ltd.
4.750% due 01/31/2021 «~(g)		500	503

Total Loan Participations and Assignments (Cost $2,448)			2,474

CORPORATE BONDS & NOTES 17.5%

BANKING & FINANCE 12.0%
AerCap Ireland Capital DAC
5.000% due 10/01/2021		15,800	16,855
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		26,100	26,916
Barclays Bank PLC
7.625% due 11/21/2022 (f)		5,200	5,899
7.750% due 04/10/2023 (f)•		2,600	2,645
14.000% due 06/15/2019 (e)•	GBP	3,500	5,553
Barclays PLC
8.250% due 12/15/2018 (e)(f)•		$3,000	3,151
Blackstone CQP Holdco LP
6.500% due 03/20/2021		35,000	35,700
BPCE S.A.
4.625% due 07/11/2024		14,300	15,054
Credit Suisse AG
6.500% due 08/08/2023 (f)		14,100	15,812
General Motors Financial Co., Inc.
3.200% due 07/13/2020		1,300	1,318
4.250% due 05/15/2023		9,630	10,096
Hospitality Properties Trust
5.000% due 08/15/2022		8,500	9,078
Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,536
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,500	1,615
Santander Holdings USA, Inc.
3.700% due 03/28/2022		2,000	2,026
SoQ Sukuk A QSC
2.099% due 01/18/2018		4,400	4,401
Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	99	157
5.744% due 04/13/2040		195	313
5.801% due 10/13/2040		687	1,113

			160,238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 4.1%
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	334	$405
CVS Pass-Through Trust
7.507% due 01/10/2032		$6,434	7,897
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		5,000	5,355
Ford Motor Co.
7.450% due 07/16/2031		1,000	1,310
Georgia-Pacific LLC
8.000% due 01/15/2024		4,200	5,351
HCA, Inc.
6.500% due 02/15/2020		10,300	10,944
Kinder Morgan, Inc.
5.625% due 11/15/2023		1,150	1,271
Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	18,455
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$3,100	3,013

			54,001

UTILITIES 1.4%
AT&T, Inc.
4.550% due 03/09/2049		1,036	978
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		15,500	15,745
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(b)		67	66
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 ^(a)(b)		79	27
Odebrecht Finance Ltd.
0.000% due 02/12/2018 ^(b)(d)(e)		46	1
Verizon Communications, Inc.
4.400% due 11/01/2034		2,000	2,043

			18,860

Total Corporate Bonds & Notes (Cost $229,905)			233,099

MUNICIPAL BONDS & NOTES 4.7%

CALIFORNIA 0.4%
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040		3,500	4,882

ILLINOIS 0.3%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		900	1,106

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$3,575	$3,575

		4,681

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,290

PENNSYLVANIA 0.8%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	784
State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,577

		10,361

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,000	1,044

VIRGINIA 1.3%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	19,105	17,289

WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	23,785	23,200

Total Municipal Bonds & Notes (Cost $54,182)		62,747

U.S. GOVERNMENT AGENCIES 48.5%
Fannie Mae
2.002% (LIBOR01M + 0.450%) due 08/25/2021 ~	2	3
2.480% (COF 11 + 1.250%) due 06/01/2020 ~	2	2
2.923% (H15T1Y + 2.126%) due 05/01/2033 ~	74	78
3.000% due 01/01/2046	328	328
3.039% (H15T1Y + 2.023%) due 05/01/2028 ~	12	12
3.132% (H15T1Y + 2.157%) due 01/01/2033 ~	36	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.215% (US0012M + 1.594%) due 12/01/2034 ~	$62	$65
3.224% (H15T1Y + 1.974%) due 11/01/2032 ~	12	13
3.248% (H15T1Y + 1.998%) due 10/01/2032 ~	12	13
3.345% (H15T1Y + 2.095%) due 09/01/2027 ~	41	42
3.465% (US0012M + 1.715%) due 09/01/2032 ~	8	8
3.500% due 05/01/2047	562	577
3.550% (US0012M + 1.800%) due 10/01/2034 ~	44	44
3.929% due 03/25/2041 ~	14	14
4.000% due 11/25/2019 - 12/01/2044	74	76
4.103% due 05/25/2042 ~	13	14
6.000% due 08/01/2022 - 12/01/2023	62	63
6.500% due 01/01/2025 - 12/01/2028	38	43
7.000% due 11/01/2038	51	56
7.010% due 08/01/2022	13	13
11.000% due 07/15/2020	1	1
Fannie Mae, TBA
3.000% due 02/01/2048	146,050	145,891
3.500% due 02/01/2033 - 03/01/2048	88,000	90,239
4.000% due 02/01/2048 - 03/01/2048	162,345	169,631
4.500% due 02/01/2048	127,000	134,976
Freddie Mac
1.927% (LIBOR01M + 0.450%) due 08/15/2029 - 12/15/2031 ~	36	36
1.977% (LIBOR01M + 0.500%) due 09/15/2030 ~	5	5
2.027% (LIBOR01M + 0.550%) due 03/15/2032 ~	5	5
2.127% (LIBOR01M + 0.650%) due 03/15/2020 - 02/15/2024 ~	225	229
2.627% (LIBOR01M + 1.150%) due 09/15/2022 ~	17	17
2.827% (LIBOR01M + 1.350%) due 08/15/2023 ~	5	5
2.827% (H15T1Y + 1.830%) due 08/01/2032 ~	64	64
2.973% (H15T1Y + 2.223%) due 01/01/2033 ~	2	2
3.140% (H15T1Y + 2.207%) due 02/01/2033 ~	39	41
3.230% (H15T1Y + 2.270%) due 02/01/2029 ~	49	51
3.250% (H15T1Y + 2.125%) due 08/01/2029 ~	13	13
3.500% (H15T1Y + 2.250%) due 01/01/2032 - 10/01/2032 ~	57	60

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.643% (US0012M + 1.893%) due 07/01/2032 ~	$5	$5
3.725% (US0012M + 1.975%) due 08/01/2032 ~	6	6
3.750% (H15T1Y + 2.500%) due 10/01/2032 ~	53	54
6.000% due 12/15/2028	236	259
6.500% due 12/15/2023	4	4
7.000% due 04/01/2029 - 03/01/2030	15	16
7.500% due 08/15/2030	37	42
Ginnie Mae
1.851% (LIBOR01M + 0.350%) due 06/20/2032 ~	11	11
2.250% (H15T1Y + 1.500%) due 11/20/2023 - 10/20/2027 ~	49	51
2.375% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2032 ~	201	207
2.625% (H15T1Y + 1.500%) due 05/20/2018 - 06/20/2032 ~	130	134
2.750% (H15T1Y + 1.500%) due 07/20/2021 - 07/20/2029 ~	57	57
3.000% (H15T1Y + 1.500%) due 04/20/2019 - 08/20/2025 ~	43	42
3.125% (H15T1Y + 2.000%) due 06/20/2022 ~	18	18
6.500% due 05/15/2023 - 12/15/2023	1	1
Ginnie Mae, TBA
4.000% due 01/01/2048 - 02/01/2048	72,600	75,725
NCUA Guaranteed Notes
1.779% (LIBOR01M + 0.450%) due 10/07/2020 ~	1,381	1,383
Tennessee Valley Authority
2.875% due 02/01/2027	10,000	10,200
7.125% due 05/01/2030	10,000	14,433
Vendee Mortgage Trust
6.500% due 09/15/2024	389	417

Total U.S. Government Agencies (Cost $644,773)		645,833

U.S. TREASURY OBLIGATIONS 40.2%
U.S. Treasury Bonds
2.750% due 08/15/2047	8,530	8,533
U.S. Treasury Notes
1.750% due 03/31/2022 (i)(k)(m)	41,900	41,216
1.875% due 01/31/2022 (i)(k)	165,100	163,396
1.875% due 08/31/2024 (i)	133,350	129,751
2.000% due 05/31/2024 (i)(m)	60,400	59,268
2.250% due 10/31/2024 (i)	134,080	133,448

Total U.S. Treasury Obligations (Cost $540,442)		535,612

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 21.7%
Adjustable Rate Mortgage Trust
3.433% due 02/25/2036 ~	$173	$159
3.468% due 01/25/2036 ^~	71	68
3.497% due 11/25/2035 ^~	203	179
3.704% due 11/25/2035 ^~	265	249
American Home Mortgage Assets Trust
1.742% (US0001M + 0.190%) due 09/25/2046 ^~	806	714
1.762% (US0001M + 0.210%) due 10/25/2046 ~	687	508
1.983% (12MTA + 0.920%) due 11/25/2046 ~	655	377
American Home Mortgage Investment Trust
2.132% (US0001M + 0.580%) due 02/25/2045 ~	44	44
Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	193	172
13.525% (- 2.2 * US0001M + 16.940%) due 09/25/2035 ^~	159	188
Banc of America Funding Trust
1.691% (US0001M + 0.190%) due 10/20/2036 ~	191	172
1.762% (US0001M + 0.210%) due 04/25/2037 ^~	158	131
1.801% (US0001M + 0.300%) due 05/20/2047 ~	93	86
1.952% (US0001M + 0.400%) due 05/25/2037 ^~	147	131
3.622% due 09/20/2046 ^~	143	130
3.633% due 02/20/2036 ~	478	474
3.650% due 09/20/2047 ^~	230	208
3.696% due 04/20/2035 ^~	185	169
5.500% due 03/25/2036 ^	27	26
Banc of America Mortgage Trust
3.594% due 02/25/2034 ~	281	282
3.631% due 05/25/2035 ^~	1,183	1,177
3.711% due 07/25/2035 ^~	35	33
5.500% due 09/25/2035 ^	613	591
5.500% due 05/25/2037 ^	165	142
BCAP LLC Trust
1.483% due 07/26/2036 ~	207	199
1.702% (US0001M + 0.150%) due 05/25/2047 ^~	102	93
1.772% (US0001M + 0.220%) due 05/25/2047 ^~	660	603
1.784% (12MTA + 0.840%) due 11/26/2046 ~	249	245
1.828% (US0001M + 0.500%) due 05/26/2035 ~	57	57
2.202% (US0001M + 0.650%) due 09/25/2047 ~	148	137
2.665% due 10/26/2035 ~	35	35

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.752% (US0001M + 1.200%) due 10/25/2047 ~	$20,481	$19,290
3.252% due 02/26/2035 ~	59	58
3.340% due 03/26/2037 ~	165	143
3.403% due 01/26/2034 ~	48	47
3.449% due 06/26/2035 ~	149	147
3.517% due 03/27/2037 ~	392	289
3.720% due 07/26/2036 ~	99	100
3.721% due 07/26/2036 ~	48	40
3.807% due 07/26/2036 ~	324	300
4.000% due 02/26/2037 ~	35	35
7.092% due 10/26/2036 ~	382	373
Bear Stearns Adjustable Rate Mortgage Trust
3.213% due 05/25/2034 ~	48	48
3.312% due 02/25/2036 ^~	175	173
3.427% due 03/25/2035 ~	73	72
3.471% due 08/25/2035 ~	74	68
3.510% due 10/25/2035 ~	141	141
3.515% due 06/25/2035 ^~	48	44
3.520% (H15T1Y + 2.300%) due 10/25/2035 ~	889	908
3.564% due 01/25/2035 ~	21	22
3.580% (H15T1Y + 2.150%) due 08/25/2035 ~	2,879	2,875
3.634% due 02/25/2034 ~	90	90
3.636% (US0012M + 1.950%) due 03/25/2035 ~	1,238	1,253
3.662% (US0012M + 1.875%) due 12/25/2046 ^~	1,308	1,315
3.678% due 05/25/2047 ^~	315	304
3.730% due 11/25/2034 ~	95	93
3.766% due 01/25/2034 ~	101	102
Bear Stearns ALT-A Trust
1.992% (US0001M + 0.440%) due 04/25/2036 ~	205	207
3.298% due 02/25/2036 ^~	52	47
3.345% due 08/25/2036 ^~	333	272
3.351% due 02/25/2036 ^~	500	446
3.429% due 06/25/2034 ~	3,364	3,156
3.455% due 05/25/2036 ^~	712	533
3.506% due 11/25/2036 ^~	145	133
3.522% due 05/25/2035 ~	138	139
3.552% due 01/25/2036 ~	7,232	6,821
4.564% due 07/25/2035 ^~	754	627
Bear Stearns Mortgage Funding Trust
1.742% (US0001M + 0.190%) due 01/25/2037 ~	139	132
Bear Stearns Mortgage Securities, Inc.
6.240% due 03/25/2031 ~	6	6
Bear Stearns Structured Products, Inc. Trust
4.009% due 01/26/2036 ~	1,087	962
Chase Mortgage Finance Trust
3.394% due 03/25/2037 ^~	115	114
3.446% due 03/25/2037 ^~	65	65
3.541% due 09/25/2036 ^~	2,132	2,096
6.000% due 05/25/2037	157	134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ChaseFlex Trust
1.852% (US0001M + 0.300%) due 07/25/2037 ~	$281	$267
4.361% due 08/25/2037 ^	53	50
5.000% due 07/25/2037 ^	144	133
Citigroup Mortgage Loan Trust
1.772% (US0001M + 0.220%) due 01/25/2037 ~	5,685	5,238
2.944% due 10/25/2046 ~	243	219
3.329% due 09/25/2037 ~	167	163
3.340% due 03/25/2037 ^~	113	102
3.486% due 08/25/2035 ~	40	40
3.630% (H15T1Y + 2.400%) due 10/25/2035 ~	202	204
3.674% due 09/25/2037 ^~	743	702
3.710% (H15T1Y + 2.400%) due 11/25/2035 ~	146	146
5.500% due 12/25/2035	246	209
6.250% due 11/25/2037 ~	141	115
Citigroup Mortgage Loan Trust, Inc.
3.415% due 12/25/2035 ^~	132	99
3.541% due 08/25/2035 ~	1,683	1,673
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	192	182
Community Program Loan Trust
4.500% due 04/01/2029	175	175
Countrywide Alternative Loan Resecuritization Trust
3.705% due 03/25/2047 ~	106	106
6.000% due 08/25/2037 ^~	169	132
Countrywide Alternative Loan Trust
1.681% (US0001M + 0.180%) due 02/20/2047 ^~	1,848	1,545
1.692% (US0001M + 0.140%) due 08/25/2037 ~	952	861
1.711% (US0001M + 0.210%) due 07/20/2046 ^~	57	41
1.712% (US0001M + 0.160%) due 12/25/2046 ^~	86	85
1.722% (US0001M + 0.170%) due 11/25/2036 ~	881	840
1.722% (US0001M + 0.170%) due 01/25/2037 ^~	396	387
1.727% (US0001M + 0.175%) due 11/25/2036 ~	9,422	8,577
1.732% (US0001M + 0.180%) due 11/25/2036 ~	148	140
1.732% (US0001M + 0.180%) due 05/25/2047 ~	1,504	1,467
1.742% (US0001M + 0.190%) due 07/25/2046 ^~	134	112
1.742% (US0001M + 0.190%) due 09/25/2046 ^~	612	548
1.742% (US0001M + 0.190%) due 10/25/2046 ~	81	81

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.772% (US0001M + 0.220%) due 05/25/2035 ~	$2,474	$2,170
1.812% (US0001M + 0.260%) due 07/25/2035 ~	168	167
1.822% (US0001M + 0.270%) due 05/25/2036 ^~	19	5
1.862% (US0001M + 0.310%) due 08/25/2035 ^~	244	209
1.862% (US0001M + 0.310%) due 10/25/2035 ~	149	135
2.052% (US0001M + 0.500%) due 05/25/2035 ^~	3,866	3,438
2.052% (US0001M + 0.500%) due 06/25/2035 ~	157	150
2.058% (US0001M + 0.730%) due 11/25/2035 ~	1,407	1,392
2.063% (12MTA + 1.000%) due 02/25/2036 ~	579	529
2.072% (US0001M + 0.520%) due 12/25/2035 ~	1,192	1,156
2.108% (US0001M + 0.780%) due 09/25/2034 ~	16	16
2.443% (12MTA + 1.380%) due 11/25/2047 ^~	4,533	3,835
3.053% due 05/25/2036 ~	67	54
3.409% due 11/25/2035 ^~	146	132
3.428% due 08/25/2035 ~	277	235
3.487% due 06/25/2047 ~	214	204
5.500% due 11/25/2035	143	112
5.500% due 02/25/2036 ^	96	86
5.750% (US0001M + 1.000%) due 03/25/2037 ^~	172	149
5.750% due 07/25/2037 ^	26	24
5.750% due 04/25/2047 ^	172	153
6.000% due 12/25/2034	108	109
6.000% due 03/25/2036 ^	285	223
6.000% (US0001M + 1.000%) due 08/25/2036 ^~	96	86
6.000% due 08/25/2036 ^	301	270
6.000% due 02/25/2037 ^	625	448
6.000% due 04/25/2037	112	98
6.000% due 05/25/2037 ^	530	398
6.000% due 08/25/2037 ^~	565	460
6.250% due 11/25/2036 ^	122	109
6.500% due 05/25/2036 ^	2,113	1,653
6.500% due 12/25/2036 ^	92	69
6.500% due 08/25/2037 ^	446	334
15.532% (- 2.75 * US0001M + 19.800%) due 07/25/2035 ~	60	72
Countrywide Asset-Backed Certificates
2.052% (US0001M + 0.500%) due 03/25/2036 ~	8,983	8,112
Countrywide Home Loan Mortgage Pass-Through Trust
1.852% (US0001M + 0.300%) due 04/25/2046 ^~	48	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.892% (US0001M + 0.340%) due 03/25/2036 ~	$453	$122
2.012% (US0001M + 0.460%) due 05/25/2035 ~	105	98
2.092% (US0001M + 0.540%) due 02/25/2035 ~	22	21
2.172% (US0001M + 0.620%) due 03/25/2035 ~	434	419
2.292% (US0001M + 0.740%) due 02/25/2035 ~	471	457
2.332% (US0001M + 0.780%) due 02/25/2035 ~	399	387
2.505% due 04/25/2035 ^~	208	74
3.186% due 05/20/2036 ^~	186	159
3.243% due 02/20/2036 ~	387	320
3.285% due 05/20/2036 ~	82	78
3.367% due 10/20/2035 ~	88	78
3.396% due 01/25/2036 ^~	164	151
3.462% (US0012M + 1.750%) due 02/20/2036 ^~	55	49
3.482% due 11/25/2037 ~	300	264
3.488% due 11/25/2034 ~	127	127
3.524% due 06/25/2034 ~	1,163	1,177
3.575% due 08/25/2034 ~	8,911	8,805
3.666% due 08/25/2034 ^~	91	86
5.500% due 07/25/2037 ^	438	373
5.750% due 12/25/2035 ^	154	140
6.000% due 02/25/2037 ^	511	465
6.000% due 03/25/2037 ^	173	152
6.000% due 07/25/2037	291	243
6.500% due 11/25/2036 ^	1,223	1,019
Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^	112	110
Credit Suisse First Boston Mortgage Securities Corp.
1.831% due 03/25/2032 ~	17	16
2.702% (US0001M + 1.150%) due 09/25/2034 ^~	111	110
Credit Suisse Mortgage Capital Certificates
1.658% (US0001M + 0.330%) due 12/27/2035 ~	184	180
3.315% due 04/26/2038 ~	1,311	1,310
3.574% due 04/28/2037 ~	520	450
3.686% due 08/28/2036 ~	72	72
Credit Suisse Mortgage Capital Trust
1.568% (LIBOR01M + 0.240%) due 05/27/2037 ~	96	95
Deutsche ALT-A Securities, Inc.
1.712% (US0001M + 0.160%) due 01/25/2047 ~	95	92
1.742% (US0001M + 0.190%) due 08/25/2047 ~	511	489
1.852% (US0001M + 0.300%) due 04/25/2037 ~	458	296

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Mortgage & Asset Receiving Corp.
1.568% (LIBOR01M + 0.240%) due 11/27/2036 ~		$473	$462
Downey Savings & Loan Association Mortgage Loan Trust
1.815% (US0001M + 0.320%) due 07/19/2045 ^~		18	2
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	5,863	7,878
First Horizon Alternative Mortgage Securities Trust
3.196% due 04/25/2036 ^~		$216	201
3.258% due 01/25/2036 ^~		399	328
First Horizon Mortgage Pass-Through Trust
3.516% due 11/25/2037 ^~		99	90
GMAC Mortgage Corp. Loan Trust
3.743% due 11/19/2035 ~		168	163
GreenPoint Mortgage Funding Trust
1.752% (US0001M + 0.200%) due 12/25/2046 ^~		345	314
GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		5,000	5,008
GSC Capital Corp. Mortgage Trust
1.732% (US0001M + 0.180%) due 05/25/2036 ^~		180	160
GSR Mortgage Loan Trust
3.472% due 09/25/2035 ~		376	384
3.525% due 09/25/2035 ~		165	167
3.528% due 04/25/2035 ~		91	91
3.665% due 04/25/2035 ~		52	52
3.832% due 09/25/2034 ~		108	111
3.855% due 11/25/2035 ~		171	148
HarborView Mortgage Loan Trust
1.685% (US0001M + 0.190%) due 01/19/2038 ~		56	53
1.735% (US0001M + 0.240%) due 12/19/2036 ^~		6,931	6,129
1.745% (US0001M + 0.250%) due 01/19/2036 ~		168	133
1.745% (US0001M + 0.250%) due 01/19/2038 ^~		76	49
1.935% (US0001M + 0.440%) due 05/19/2035 ~		3,614	3,492
2.175% (US0001M + 0.680%) due 01/19/2035 ~		60	56
2.334% (US0006M + 0.560%) due 07/19/2045 ~		62	60
3.440% due 12/19/2035 ^~		175	149
3.560% due 06/19/2036 ^~		280	205
3.720% due 12/19/2035 ^~		96	95
HomeBanc Mortgage Trust
1.732% (US0001M + 0.180%) due 12/25/2036 ~		125	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac Secured Assets Trust
1.702% (US0001M + 0.150%) due 11/25/2036 ~	$1,300	$1,151
1.722% (US0001M + 0.170%) due 01/25/2037 ~	188	180
IndyMac Mortgage Loan Trust
1.732% (LIBOR01M + 0.180%) due 07/25/2047 ~	474	364
1.742% (US0001M + 0.190%) due 09/25/2046 ~	170	151
1.852% (US0001M + 0.300%) due 11/25/2035 ^~	249	194
2.112% (US0001M + 0.560%) due 03/25/2035 ~	327	322
3.069% due 06/25/2037 ^~	133	123
3.311% due 11/25/2035 ^~	184	162
3.326% due 10/25/2035 ~	1,015	948
3.335% due 09/25/2035 ^~	126	120
3.336% due 06/25/2036 ~	1,723	1,693
3.340% due 08/25/2035 ~	1,211	1,108
3.401% due 06/25/2036 ~	6,509	5,785
3.415% due 08/25/2036 ~	3,083	3,053
3.625% due 06/25/2035 ^~	99	89
JPMorgan Alternative Loan Trust
1.702% (US0001M + 0.150%) due 03/25/2037 ~	25	28
1.712% (US0001M + 0.160%) due 10/25/2036 ~	8,930	8,551
1.829% (US0001M + 0.500%) due 06/27/2037 ~	4,499	3,777
3.207% due 12/25/2036 ~	40	42
JPMorgan Mortgage Trust
3.375% due 06/25/2037 ^~	229	208
3.430% due 11/25/2035 ~	98	96
3.558% due 11/25/2035 ~	95	92
3.561% due 01/25/2037 ^~	28	28
3.629% due 07/25/2035 ~	595	616
3.632% due 04/25/2035 ~	48	49
3.686% due 07/25/2035 ~	433	444
3.703% due 04/25/2035 ~	29	29
3.789% due 09/25/2034 ~	272	272
6.000% due 01/25/2036 ^	161	138
JPMorgan Resecuritization Trust
3.366% due 05/27/2037 ~	2,584	2,563
Lavender Trust
6.250% due 10/26/2036	322	269
Lehman Mortgage Trust
5.289% due 01/25/2036 ^~	221	211
5.318% due 12/25/2035 ~	275	178
6.000% due 07/25/2036 ^	103	86
Lehman XS Trust
1.752% (US0001M + 0.200%) due 08/25/2046 ^~	95	80
1.782% (US0001M + 0.230%) due 04/25/2046 ^~	73	70

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.792% (US0001M + 0.240%) due 11/25/2046 ^~	$35	$4
1.822% (US0001M + 0.270%) due 02/25/2036 ~	9,328	8,918
Luminent Mortgage Trust
1.498% (LIBOR01M + 0.170%) due 12/25/2036 ~	918	823
1.752% (US0001M + 0.200%) due 10/25/2046 ~	288	279
MASTR Adjustable Rate Mortgages Trust
1.792% (US0001M + 0.240%) due 05/25/2037 ~	153	99
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,201	1,186
8.000% due 07/25/2035	1,082	1,119
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029 ~	59	59
Merrill Lynch Alternative Note Asset Trust
1.712% (US0001M + 0.160%) due 01/25/2037 ~	151	80
1.732% (US0001M + 0.180%) due 04/25/2037 ~	327	328
1.852% (US0001M + 0.300%) due 03/25/2037 ~	1,067	522
6.000% due 05/25/2037 ^	214	196
Merrill Lynch Mortgage Investors Trust
1.988% (US0001M + 0.660%) due 11/25/2029 ~	84	82
2.012% (US0001M + 0.460%) due 04/25/2029 ~	63	62
2.212% (US0001M + 0.660%) due 09/25/2029 ~	52	52
2.825% (US0006M + 1.000%) due 07/25/2029 ~	68	66
2.911% (US0006M + 1.250%) due 10/25/2035 ~	312	316
3.129% due 02/25/2036 ~	59	59
3.654% due 11/25/2035 ~	131	132
6.250% due 10/25/2036	2,930	2,466
Morgan Stanley Dean Witter Capital, Inc. Trust
2.730% due 03/25/2033 ~	91	85
Morgan Stanley Mortgage Loan Trust
1.832% (US0001M + 0.280%) due 11/25/2035 ~	51	52
1.872% (US0001M + 0.320%) due 01/25/2035 ~	50	47
3.179% due 06/25/2036 ~	108	110
3.223% due 07/25/2035 ~	4,046	3,737
6.000% due 10/25/2037 ^	94	81
Morgan Stanley Re-REMIC Trust
2.274% (US0001M + 0.230%) due 02/26/2037 ~	272	219
2.295% due 03/26/2037	143	122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/26/2035 ~	$10,638	$9,245
5.500% due 08/26/2047	6	6
Morgan Stanley Resecuritization Trust
1.638% (US0001M + 0.310%) due 01/26/2051 ~	353	349
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	532	533
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.823% due 02/25/2036 ^~	790	698
RBSSP Resecuritization Trust
1.579% (US0001M + 0.250%) due 02/26/2037 ~	1,492	1,460
1.648% (US0001M + 0.320%) due 03/26/2037 ~	822	820
3.646% due 10/26/2035 ~	3,402	3,453
Residential Accredit Loans, Inc. Trust
1.722% (US0001M + 0.170%) due 12/25/2036 ~	463	395
1.752% (US0001M + 0.200%) due 05/25/2047 ~	180	175
1.762% (US0001M + 0.210%) due 06/25/2037 ~	153	133
1.802% (US0001M + 0.250%) due 08/25/2037 ~	487	474
1.852% (US0001M + 0.300%) due 08/25/2035 ~	200	178
1.952% (US0001M + 0.400%) due 10/25/2045 ~	158	144
3.784% due 02/25/2035 ^~	393	339
4.983% due 02/25/2036 ^~	143	129
8.000% (- 790.0 * US0001M + 5143.000%) due 04/25/2036 ^~	186	184
Residential Asset Securitization Trust
6.000% due 06/25/2036	224	162
6.000% due 11/25/2036 ^	146	97
6.000% due 03/25/2037 ^	133	95
6.250% due 11/25/2036	100	68
6.500% due 04/25/2037 ^	1,341	765
Residential Funding Mortgage Securities, Inc. Trust
4.261% due 03/25/2035 ^~	1,504	1,243
6.000% due 09/25/2036 ^	299	283
Structured Adjustable Rate Mortgage Loan Trust
1.872% (US0001M + 0.320%) due 10/25/2035 ~	1,800	1,756
2.287% (US0001M + 0.735%) due 06/25/2034 ~	588	569
2.463% (12MTA + 1.400%) due 05/25/2035 ^~	568	472
3.398% due 09/25/2036 ^~	4,799	3,796
3.422% due 10/25/2034 ~	76	76
3.438% due 06/25/2036 ^~	50	48
3.454% due 02/25/2036 ^~	378	365
3.496% due 10/25/2036 ^~	207	175
3.877% due 07/25/2037 ^~	7	6

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
1.732% (US0001M + 0.180%) due 09/25/2047 ~	$103	$101
1.742% (US0001M + 0.190%) due 06/25/2036 ~	11,977	11,820
1.742% (US0001M + 0.190%) due 07/25/2046 ^~	723	626
1.742% (US0001M + 0.190%) due 09/25/2047 ~	1,150	1,105
1.752% (US0001M + 0.200%) due 05/25/2036 ~	1,139	1,042
1.762% (US0001M + 0.210%) due 09/25/2047 ^~	1,847	1,703
1.772% (US0001M + 0.220%) due 05/25/2046 ~	1,126	668
1.812% (US0001M + 0.260%) due 03/25/2037 ~	232	176
1.812% (US0001M + 0.260%) due 05/25/2046 ^~	40	48
2.076% (12MTA + 1.480%) due 02/25/2036 ^~	774	771
2.195% (US0001M + 0.700%) due 03/19/2034 ~	448	434
2.195% (US0001M + 0.700%) due 02/19/2035 ~	183	182
2.235% (US0001M + 0.740%) due 12/19/2033 ~	422	414
Structured Asset Securities Corp. Trust
1.902% (US0001M + 0.350%) due 02/25/2035 ~	35	34
Suntrust Adjustable Rate Mortgage Loan Trust
3.536% due 02/25/2037 ^~	519	448
SunTrust Alternative Loan Trust
6.000% due 12/25/2035	685	678
Thornburg Mortgage Securities Trust
2.192% (US0001M + 0.640%) due 09/25/2043 ~	347	338
2.292% (US0001M + 0.740%) due 09/25/2044 ~	53	50
3.329% due 09/25/2037 ~	114	114
Wachovia Mortgage Loan Trust LLC
3.687% due 10/20/2035 ~	79	71
WaMu Mortgage Pass-Through Certificates Trust
1.812% (12MTA + 0.810%) due 07/25/2047 ~	19,415	17,926
1.813% (12MTA + 0.750%) due 06/25/2047 ^~	133	47
1.822% (US0001M + 0.270%) due 12/25/2045 ~	10	10
1.942% (US0001M + 0.390%) due 10/25/2044 ~	1,392	1,390
1.962% (US0001M + 0.410%) due 11/25/2045 ~	292	277
2.063% (12MTA + 1.000%) due 08/25/2046 ~	2,131	2,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.192% (US0001M + 0.640%) due 01/25/2045 ~	$317	$315
2.237% (COF 11 + 1.500%) due 11/25/2046 ~	291	277
2.263% (12MTA + 1.200%) due 11/25/2042 ~	35	33
2.292% (US0001M + 0.740%) due 11/25/2034 ~	279	276
2.532% (US0001M + 0.980%) due 11/25/2034 ~	770	763
2.992% due 12/25/2036 ^~	186	182
3.163% due 12/25/2036 ^~	1,760	1,697
3.213% due 08/25/2036 ^~	163	159
3.237% due 08/25/2033 ~	427	433
Washington Mutual Mortgage Pass-Through Certificates Trust
1.763% (12MTA + 0.700%) due 04/25/2047 ~	532	410
1.833% (12MTA + 0.770%) due 04/25/2047 ~	778	593
2.002% (US0001M + 0.450%) due 05/25/2035 ^~	512	436
4.372% due 09/25/2036 ^	175	90
Wells Fargo Alternative Loan Trust
3.682% due 07/25/2037 ^~	85	79
Wells Fargo Mortgage-Backed Securities Trust
2.052% (US0001M + 0.500%) due 07/25/2037 ^~	126	113
3.267% due 03/25/2036 ^~	135	134
3.285% due 03/25/2035 ~	1,580	1,599
3.354% due 07/25/2036 ^~	1,839	1,796
3.502% due 08/25/2034 ~	130	135
3.544% due 03/25/2036 ~	879	892
3.628% due 10/25/2036 ^~	739	730
3.631% due 10/25/2036 ^~	72	70
3.638% due 06/25/2035 ~	2,883	2,914
3.718% due 01/25/2035 ~	448	451
6.000% due 06/25/2037 ^	143	142

Total Non-Agency Mortgage-Backed Securities (Cost $269,953)		288,479

ASSET-BACKED SECURITIES 41.7%
Aames Mortgage Investment Trust
2.108% (US0001M + 0.780%) due 10/25/2035 ~	200	197
2.528% (US0001M + 1.200%) due 06/25/2035 ~	700	674
AASET Trust
3.967% due 05/16/2042	2,673	2,684
Accredited Mortgage Loan Trust
1.682% (US0001M + 0.130%) due 02/25/2037 ~	1,275	1,272

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.810% (US0001M + 0.480%) due 09/25/2035 ~	$200	$192
1.812% (US0001M + 0.260%) due 09/25/2036 ~	1,061	1,036
ACE Securities Corp. Home Equity Loan Trust
1.662% (US0001M + 0.110%) due 12/25/2036 ~	360	154
1.692% (US0001M + 0.140%) due 07/25/2036 ~	259	209
1.707% (US0001M + 0.155%) due 08/25/2036 ~	765	744
1.712% (US0001M + 0.160%) due 05/25/2036 ~	31	31
1.852% (US0001M + 0.300%) due 02/25/2036 ~	165	164
1.962% (US0001M + 0.410%) due 12/25/2035 ~	2,000	1,818
2.022% (US0001M + 0.470%) due 10/25/2035 ~	1,800	1,788
2.172% (US0001M + 0.620%) due 02/25/2036 ^~	163	154
2.212% (US0001M + 0.660%) due 11/25/2035 ~	200	200
2.452% (US0001M + 0.900%) due 12/25/2034 ~	179	172
2.527% (US0001M + 0.975%) due 06/25/2034 ~	159	161
2.527% (US0001M + 0.975%) due 07/25/2035 ~	100	101
Aegis Asset-Backed Securities Trust
1.982% (US0001M + 0.430%) due 12/25/2035 ~	200	187
2.028% (US0001M + 0.700%) due 03/25/2035 ~	300	286
2.032% (US0001M + 0.480%) due 06/25/2035 ~	200	176
2.552% (US0001M + 1.000%) due 03/25/2035 ^~	133	125
Ameriquest Mortgage Securities Trust
1.942% (US0001M + 0.390%) due 03/25/2036 ~	400	397
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.002% (US0001M + 0.450%) due 01/25/2036 ~	300	300
2.022% (US0001M + 0.470%) due 11/25/2035 ~	200	192
2.072% (US0001M + 0.520%) due 09/25/2035 ~	10,000	10,008
2.152% (US0001M + 0.600%) due 08/25/2035 ~	218	219
2.227% (US0001M + 0.675%) due 07/25/2035 ~	800	803
2.662% (US0001M + 1.110%) due 03/25/2035 ~	200	196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
2.132% (US0001M + 0.580%) due 07/25/2032 ~		$68	$66
2.552% (US0001M + 1.000%) due 10/25/2034 ~		217	218
Argent Securities Trust
1.702% (US0001M + 0.150%) due 09/25/2036 ~		922	408
1.742% (US0001M + 0.190%) due 03/25/2036 ~		366	221
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.782% (US0001M + 0.230%) due 01/25/2036 ~		114	107
1.872% (US0001M + 0.320%) due 01/25/2036 ~		4,624	3,959
Asset-Backed Funding Certificates Trust
1.662% (US0001M + 0.110%) due 01/25/2037 ~		523	357
1.692% (US0001M + 0.140%) due 11/25/2036 ~		12,965	9,442
1.712% (US0001M + 0.160%) due 01/25/2037 ~		330	227
1.772% (US0001M + 0.220%) due 01/25/2037 ~		198	137
2.172% (US0001M + 0.620%) due 04/25/2034 ~		352	353
2.227% (US0001M + 0.675%) due 06/25/2035 ~		241	242
2.552% (US0001M + 1.000%) due 06/25/2037 ~		250	204
Asset-Backed Securities Corp. Home Equity Loan Trust
2.002% (US0001M + 0.450%) due 11/25/2035 ~		300	300
2.452% (US0001M + 0.900%) due 06/25/2035 ~		200	199
2.752% (US0001M + 1.200%) due 06/25/2034 ~		200	199
3.427% (US0001M + 1.875%) due 09/25/2034 ~		1,433	1,479
4.477% (US0001M + 3.000%) due 08/15/2033 ~		38	37
Avery Point CLO Ltd.
2.467% (US0003M + 1.100%) due 04/25/2026 ~		5,600	5,614
Babson CLO Ltd.
2.503% (US0003M + 1.150%) due 10/17/2026 ~		15,000	15,018
Babson Euro CLO BV
0.491% (EUR003M + 0.820%) due 10/25/2029 ~	EUR	2,250	2,702
Basic Asset-Backed Securities Trust
1.862% (US0001M + 0.310%) due 04/25/2036 ~		$198	191

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bayview Opportunity Master Fund Trust
3.105% due 07/28/2032	$3,303	$3,297
3.105% due 08/28/2032	7,503	7,521
Bear Stearns Asset-Backed Securities Trust
1.662% (US0001M + 0.110%) due 04/25/2031 ~	101	127
1.702% (US0001M + 0.150%) due 06/25/2036 ~	198	198
1.722% (US0001M + 0.170%) due 05/25/2036 ^~	228	263
1.732% (US0001M + 0.180%) due 06/25/2047 ~	56	57
1.742% (US0001M + 0.190%) due 05/25/2037 ~	185	199
1.752% (US0001M + 0.200%) due 12/25/2036 ~	365	365
1.782% (US0001M + 0.230%) due 02/25/2037 ~	11,675	10,113
1.822% (US0001M + 0.270%) due 06/25/2036 ~	200	198
1.952% (US0001M + 0.400%) due 09/25/2046 ~	240	233
1.982% (US0001M + 0.430%) due 12/25/2035 ~	500	501
2.002% (US0001M + 0.450%) due 08/25/2036 ~	400	372
2.052% (US0001M + 0.500%) due 12/25/2035 ~	300	300
2.102% (US0001M + 0.550%) due 06/25/2036 ~	300	289
2.252% (US0001M + 0.700%) due 11/25/2035 ^~	200	209
2.512% (US0001M + 0.960%) due 04/25/2035 ~	108	109
2.565% due 10/25/2036 ~	67	50
2.732% (US0001M + 1.180%) due 06/25/2043 ~	1,348	1,337
2.802% (US0001M + 1.250%) due 08/25/2037 ~	160	159
3.401% due 07/25/2036 ~	370	372
18.393% (- 3.286 * US0001M + 23.493%) due 03/25/2036 ^~	195	193
Carrington Mortgage Loan Trust
1.772% (US0001M + 0.220%) due 01/25/2037 ~	1,200	882
1.812% (US0001M + 0.260%) due 02/25/2037 ~	1,400	1,249
2.602% (US0001M + 1.050%) due 05/25/2035 ~	300	285
Cendant Mortgage Corp.
6.000% due 07/25/2043 ~	24	24
Cent CLO Ltd.
2.708% (US0003M + 1.330%) due 10/29/2025 ~	9,050	9,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIFC Funding Ltd.
2.385% (US0001M + 1.020%) due 10/24/2025 ~	$15,000	$15,023
Citigroup Mortgage Loan Trust
1.692% (US0001M + 0.140%) due 12/25/2036 ~	628	625
1.722% (US0001M + 0.170%) due 05/25/2037 ~	19,681	17,444
1.952% (US0001M + 0.400%) due 11/25/2046 ~	273	264
2.002% (US0001M + 0.450%) due 11/25/2045 ~	279	276
2.172% (US0001M + 0.620%) due 12/25/2035 ~	280	281
6.351% due 05/25/2036 ^	184	112
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.482% (US0001M + 0.930%) due 05/25/2035 ~	200	198
Citigroup Mortgage Loan Trust, Inc.
1.812% (US0001M + 0.260%) due 01/25/2037 ~	300	296
1.962% (US0001M + 0.410%) due 10/25/2035 ~	1,524	1,527
2.272% (US0001M + 0.720%) due 09/25/2035 ^~	145	146
2.287% (US0001M + 0.735%) due 09/25/2035 ^~	500	492
Conseco Finance Corp.
6.810% due 12/01/2028 ~	522	543
6.870% due 04/01/2030 ~	276	296
7.060% due 02/01/2031 ~	718	721
Countrywide Asset-Backed Certificates
1.478% (US0001M + 0.150%) due 01/25/2037 ~	6,251	6,052
1.628% (US0001M + 0.300%) due 07/25/2036 ~	240	240
1.692% (US0001M + 0.140%) due 06/25/2035 ~	1,630	1,463
1.692% (US0001M + 0.140%) due 07/25/2037 ^~	4,722	4,154
1.702% (US0001M + 0.150%) due 07/25/2036 ~	144	144
1.702% (US0001M + 0.150%) due 05/25/2037 ~	584	570
1.712% (US0001M + 0.160%) due 01/25/2034 ~	76	75
1.712% (US0001M + 0.160%) due 05/25/2036 ~	623	507
1.712% (US0001M + 0.160%) due 03/25/2037 ~	182	181
1.722% (US0001M + 0.170%) due 03/25/2037 ~	288	277
1.722% (US0001M + 0.170%) due 05/25/2037 ~	183	182

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.722% (US0001M + 0.170%) due 06/25/2047 ~	$271	$268
1.732% (US0001M + 0.180%) due 06/25/2047 ~	492	483
1.742% (US0001M + 0.190%) due 06/25/2047 ~	255	248
1.772% (US0001M + 0.220%) due 09/25/2037 ^~	244	210
1.772% (US0001M + 0.220%) due 09/25/2047 ~	2,040	1,837
1.778% (US0001M + 0.450%) due 03/25/2036 ~	100	96
1.782% (US0001M + 0.230%) due 10/25/2047 ~	451	441
1.802% (US0001M + 0.250%) due 01/25/2046 ~	4,344	3,948
1.802% (US0001M + 0.250%) due 06/25/2047 ~	243	223
1.902% (US0001M + 0.350%) due 04/25/2036 ~	78	78
1.952% (US0001M + 0.400%) due 06/25/2036 ~	300	294
2.002% (US0001M + 0.450%) due 03/25/2047 ^~	120	74
2.032% (LIBOR01M + 0.480%) due 12/25/2031 ^~	585	522
2.042% (US0001M + 0.490%) due 02/25/2036 ~	200	200
2.212% (US0001M + 0.660%) due 12/25/2035 ~	300	304
2.322% (US0001M + 0.770%) due 11/25/2035 ~	19	19
2.527% (US0001M + 0.975%) due 02/25/2034 ~	81	81
2.602% (US0001M + 1.050%) due 08/25/2035 ~	100	101
3.052% (US0001M + 1.500%) due 02/25/2035 ~	300	310
Countrywide Asset-Backed Certificates Trust
1.478% (US0001M + 0.150%) due 09/25/2046 ~	5,883	5,852
1.478% (US0001M + 0.150%) due 10/25/2046 ^~	2,547	2,545
1.682% (US0001M + 0.130%) due 04/25/2046 ~	6,536	5,374
1.692% (US0001M + 0.140%) due 02/25/2037 ~	11,142	10,720
1.702% (US0001M + 0.150%) due 03/25/2047 ~	205	199
1.788% (US0001M + 0.460%) due 05/25/2036 ~	600	596
1.858% (US0001M + 0.530%) due 02/25/2036 ~	200	199
2.258% (US0001M + 0.930%) due 08/25/2035 ~	73	73

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.272% (US0001M + 0.720%) due 07/25/2034 ~		$182	$183
2.282% (US0001M + 0.730%) due 07/25/2035 ~		400	408
2.352% (US0001M + 0.800%) due 08/25/2047 ~		818	812
2.452% (US0001M + 0.900%) due 10/25/2034 ~		97	96
2.678% (US0001M + 1.350%) due 04/25/2035 ~		200	203
Credit-Based Asset Servicing and Securitization LLC
1.357% (LIBOR01M + 0.120%) due 07/25/2037 ~		15	10
1.458% (LIBOR01M + 0.220%) due 07/25/2037 ~		325	219
2.122% (LIBOR01M + 0.570%) due 07/25/2036 ~		234	232
2.228% (US0001M + 0.900%) due 11/25/2033 ~		177	177
2.497% (US0001M + 0.945%) due 04/25/2036 ~		80	80
3.728% due 06/25/2035 ^		13	13
CVC Cordatus Loan Fund Ltd.
0.870% (EUR006M + 0.870%) due 07/15/2027 ~	EUR	1,200	1,442
CVP Cascade CLO Ltd.
2.509% (US0003M + 1.150%) due 01/16/2026 ~		$11,500	11,526
Delta Funding Home Equity Loan Trust
2.117% (US0001M + 0.640%) due 08/15/2030 ~		65	63
EMC Mortgage Loan Trust
2.292% (US0001M + 0.740%) due 05/25/2040 ~		13	12
First Franklin Mortgage Loan Trust
1.692% (US0001M + 0.140%) due 12/25/2036 ~		329	208
1.702% (US0001M + 0.150%) due 07/25/2036 ~		75	75
1.712% (US0001M + 0.160%) due 04/25/2036 ~		266	253
1.792% (US0001M + 0.240%) due 04/25/2036 ~		400	351
1.792% (US0001M + 0.240%) due 08/25/2036 ~		344	254
1.912% (US0001M + 0.360%) due 10/25/2035 ~		145	146
1.912% (US0001M + 0.360%) due 11/25/2035 ~		200	190
2.227% (US0001M + 0.675%) due 06/25/2036 ~		192	193
2.287% (US0001M + 0.735%) due 09/25/2035 ~		122	123
2.362% (US0001M + 0.810%) due 04/25/2035 ~		455	458

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.422% (US0001M + 0.870%) due 09/25/2034 ~	$339	$339
2.497% (US0001M + 0.945%) due 03/25/2035 ~	100	99
2.752% (US0001M + 1.200%) due 01/25/2035 ~	122	122
2.977% (US0001M + 1.425%) due 10/25/2034 ~	948	936
First NLC Trust
1.622% (US0001M + 0.070%) due 08/25/2037 ~	63	41
1.788% (US0001M + 0.460%) due 05/25/2035 ~	992	955
First Plus Home Loan Owners Trust
7.320% due 11/10/2023 ^	6	2
Fremont Home Loan Trust
1.702% (US0001M + 0.150%) due 01/25/2037 ~	287	167
1.712% (US0001M + 0.160%) due 08/25/2036 ~	233	113
1.722% (US0001M + 0.170%) due 02/25/2036 ~	69	65
1.722% (US0001M + 0.170%) due 02/25/2037 ~	984	571
1.822% (US0001M + 0.270%) due 02/25/2036 ~	300	221
1.822% (US0001M + 0.270%) due 04/25/2036 ~	3,000	1,924
2.287% (US0001M + 0.735%) due 07/25/2035 ~	100	100
2.342% (LIBOR01M + 0.395%) due 12/25/2029 ~	10	9
Gallatin CLO Ltd.
2.407% (US0003M + 1.050%) due 07/15/2027 ~	7,600	7,601
GE-WMC Asset-Backed Pass-Through Certificates
1.802% (US0001M + 0.250%) due 12/25/2035 ~	2,705	2,724
GSAA Home Equity Trust
1.672% (US0001M + 0.120%) due 04/25/2047 ~	284	270
GSAMP Trust
1.642% (US0001M + 0.090%) due 01/25/2037 ~	3,281	2,111
1.672% (US0001M + 0.120%) due 12/25/2036 ~	1,091	590
1.702% (US0001M + 0.150%) due 06/25/2036 ~	265	263
1.702% (US0001M + 0.150%) due 09/25/2036 ~	380	186
1.702% (US0001M + 0.150%) due 12/25/2046 ~	696	435
1.712% (US0001M + 0.160%) due 05/25/2046 ~	41	41

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.752% (US0001M + 0.200%) due 11/25/2036 ~	$209	$127
1.782% (US0001M + 0.230%) due 12/25/2046 ~	209	132
1.792% (US0001M + 0.240%) due 12/25/2035 ~	114	114
1.792% (US0001M + 0.240%) due 06/25/2036 ~	319	214
1.822% (US0001M + 0.270%) due 04/25/2036 ~	386	296
3.202% (US0001M + 1.650%) due 10/25/2034 ~	75	73
Hildene CLO Ltd.
2.503% (US0003M + 1.150%) due 01/17/2026 ~	5,600	5,629
2.537% (US0003M + 1.180%) due 07/19/2026 ~	3,100	3,110
Home Equity Asset Trust
2.647% (US0001M + 1.095%) due 05/25/2035 ~	200	195
Home Equity Loan Trust
1.782% (US0001M + 0.230%) due 04/25/2037 ~	800	698
1.892% (US0001M + 0.340%) due 04/25/2037 ~	500	388
Home Equity Mortgage Loan Asset-Backed Trust
1.692% (US0001M + 0.140%) due 11/25/2036 ~	519	489
1.712% (US0001M + 0.160%) due 11/25/2036 ~	424	326
1.872% (US0001M + 0.320%) due 04/25/2037 ~	385	353
HSI Asset Securitization Corp. Trust
1.662% (US0001M + 0.110%) due 12/25/2036 ~	256	116
1.722% (US0001M + 0.170%) due 12/25/2036 ~	1,167	528
1.772% (US0001M + 0.220%) due 12/25/2036 ~	778	355
1.942% (US0001M + 0.390%) due 11/25/2035 ~	300	288
ICG U.S. CLO Ltd.
2.549% (US0003M + 1.190%) due 10/15/2026 ~	8,500	8,537
IXIS Real Estate Capital Trust
2.182% (US0001M + 0.630%) due 02/25/2036 ~	421	416
JPMorgan Mortgage Acquisition Corp.
1.732% (US0001M + 0.180%) due 02/25/2036 ~	249	250
1.782% (US0001M + 0.230%) due 05/25/2035 ~	253	254
JPMorgan Mortgage Acquisition Trust
1.498% (US0001M + 0.170%) due 04/25/2036 ~	34	34

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.598% (US0001M + 0.270%) due 04/25/2036 ~	$300	$295
1.598% (US0001M + 0.270%) due 07/25/2036 ~	200	191
1.712% (US0001M + 0.160%) due 01/25/2036 ~	158	157
1.712% (US0001M + 0.160%) due 05/25/2036 ~	278	278
1.712% (US0001M + 0.160%) due 06/25/2036 ~	147	147
1.712% (US0001M + 0.160%) due 01/25/2037 ~	355	355
1.722% (US0001M + 0.170%) due 04/25/2036 ~	487	487
1.812% (US0001M + 0.260%) due 03/25/2037 ~	300	292
1.812% (US0001M + 0.260%) due 06/25/2037 ~	300	294
1.822% (US0001M + 0.270%) due 05/25/2036 ~	700	686
1.832% (US0001M + 0.280%) due 01/25/2037 ~	200	193
6.337% due 08/25/2036 ^	154	118
Lehman ABS Mortgage Loan Trust
1.642% (US0001M + 0.090%) due 06/25/2037 ~	283	200
1.752% (US0001M + 0.200%) due 06/25/2037 ~	228	164
Lehman XS Trust
1.702% (US0001M + 0.150%) due 04/25/2037 ^~	499	426
1.722% (US0001M + 0.170%) due 02/25/2037 ^~	1,892	1,335
Lendmark Funding Trust
3.260% due 04/21/2025	2,600	2,613
Long Beach Mortgage Loan Trust
2.168% (LIBOR01M + 0.840%) due 07/25/2031 ~	229	230
2.197% (US0001M + 0.645%) due 11/25/2035 ~	600	594
2.312% (US0001M + 0.760%) due 08/25/2045 ~	167	168
2.602% (US0001M + 1.050%) due 06/25/2035 ~	500	467
2.827% (US0001M + 1.275%) due 02/25/2035 ~	12,750	12,191
2.977% (US0001M + 1.425%) due 03/25/2032 ~	333	330
MASTR Asset-Backed Securities Trust
1.662% (US0001M + 0.110%) due 08/25/2036 ~	196	109
1.702% (US0001M + 0.150%) due 08/25/2036 ~	323	180
1.732% (US0001M + 0.180%) due 02/25/2036 ~	440	255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.792% (US0001M + 0.240%) due 06/25/2036 ~	$193	$116
1.792% (US0001M + 0.240%) due 08/25/2036 ~	194	110
1.852% (US0001M + 0.300%) due 01/25/2036 ~	172	173
1.932% (US0001M + 0.380%) due 01/25/2036 ~	300	286
2.052% (US0001M + 0.500%) due 10/25/2035 ^~	339	311
2.052% (US0001M + 0.500%) due 11/25/2035 ~	12,054	8,675
2.302% (US0001M + 0.750%) due 12/25/2034 ^~	59	59
Meritage Mortgage Loan Trust
2.302% (US0001M + 0.750%) due 11/25/2035 ~	137	138
Merrill Lynch Mortgage Investors Trust
1.792% (US0001M + 0.240%) due 08/25/2037 ~	1,054	723
1.862% (US0001M + 0.310%) due 08/25/2036 ~	300	298
2.002% (US0001M + 0.450%) due 02/25/2047 ~	1,309	999
2.032% (US0001M + 0.480%) due 05/25/2036 ~	316	310
MESA Trust
2.128% (LIBOR01M + 0.400%) due 12/25/2031 ~	647	640
METAL LLC
4.581% due 10/15/2042	5,910	5,918
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	720	783
Morgan Stanley ABS Capital, Inc. Trust
1.622% (US0001M + 0.070%) due 10/25/2036 ~	102	60
1.662% (US0001M + 0.110%) due 10/25/2036 ~	845	554
1.692% (US0001M + 0.140%) due 10/25/2036 ~	152	89
1.692% (US0001M + 0.140%) due 11/25/2036 ~	277	175
1.702% (US0001M + 0.150%) due 06/25/2036 ~	399	303
1.702% (US0001M + 0.150%) due 09/25/2036 ~	416	219
1.702% (US0001M + 0.150%) due 10/25/2036 ~	247	163
1.702% (US0001M + 0.150%) due 11/25/2036 ~	1,466	986
1.732% (US0001M + 0.180%) due 03/25/2037 ~	447	240
1.752% (US0001M + 0.200%) due 02/25/2037 ~	156	105

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.772% (US0001M + 0.220%) due 11/25/2036 ~	$1,664	$1,061
1.802% (US0001M + 0.250%) due 03/25/2037 ~	447	242
1.862% (US0001M + 0.310%) due 12/25/2035 ~	413	403
2.452% (US0001M + 0.900%) due 05/25/2034 ~	119	118
2.482% (US0001M + 0.930%) due 03/25/2035 ~	270	273
2.542% (US0001M + 0.990%) due 06/25/2035 ~	400	406
2.602% (US0001M + 1.050%) due 04/25/2035 ~	200	180
2.802% (US0001M + 1.250%) due 07/25/2037 ~	400	326
3.202% (US0001M + 1.650%) due 03/25/2034 ~	714	713
Morgan Stanley Capital, Inc. Trust
1.842% (US0001M + 0.290%) due 01/25/2036 ~	1,443	1,431
Morgan Stanley Dean Witter Capital, Inc. Trust
2.902% (US0001M + 1.350%) due 02/25/2033 ~	809	806
Morgan Stanley Home Equity Loan Trust
1.712% (US0001M + 0.160%) due 04/25/2036 ~	138	106
1.722% (US0001M + 0.170%) due 04/25/2037 ~	698	432
1.782% (US0001M + 0.230%) due 04/25/2037 ~	233	145
Morgan Stanley Mortgage Loan Trust
1.782% (US0001M + 0.230%) due 02/25/2037 ~	165	91
1.912% (US0001M + 0.360%) due 04/25/2037 ~	309	166
2.911% (US0006M + 1.250%) due 11/25/2036 ^~	290	157
5.965% due 09/25/2046 ^	409	231
MP CLO Ltd.
2.559% (US0003M + 1.200%) due 01/15/2027 ~	14,000	14,036
New Century Home Equity Loan Trust
1.802% (US0001M + 0.250%) due 12/25/2035 ~	85	85
2.227% (US0001M + 0.675%) due 06/25/2035 ~	831	833
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.962% (US0001M + 0.410%) due 02/25/2036 ~	165	166
6.032% due 10/25/2036 ^	179	79
NovaStar Mortgage Funding Trust
1.702% (US0001M + 0.150%) due 06/25/2036 ~	151	117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.022% (LIBOR01M + 0.705%) due 01/25/2036 ~	$7,500	$7,440
Oak Hill Credit Partners Ltd.
2.493% (US0003M + 1.130%) due 07/20/2026 ~	6,500	6,520
OHA Credit Partners Ltd.
2.373% (US0003M + 1.010%) due 10/20/2025 ~	5,600	5,616
OHA Loan Funding Ltd.
2.584% (US0003M + 1.270%) due 08/23/2024 ~	5,179	5,182
OneMain Direct Auto Receivables Trust
2.040% due 01/15/2021	984	984
OneMain Financial Issuance Trust
2.370% due 09/14/2032	7,300	7,238
Option One Mortgage Loan Trust
1.692% (US0001M + 0.140%) due 01/25/2037 ~	78	53
1.722% (US0001M + 0.170%) due 05/25/2037 ~	193	126
1.772% (US0001M + 0.220%) due 01/25/2037 ~	314	212
1.882% (US0001M + 0.330%) due 04/25/2037 ~	143	96
1.912% (US0001M + 0.360%) due 01/25/2036 ~	300	253
2.317% (US0001M + 0.765%) due 08/25/2035 ~	400	375
Option One Mortgage Loan Trust Asset-Backed Certificates
1.992% (US0001M + 0.440%) due 11/25/2035 ~	335	335
2.012% (US0001M + 0.460%) due 11/25/2035 ~	3,100	2,866
Ownit Mortgage Loan Trust
2.152% (US0001M + 0.600%) due 10/25/2036 ^~	261	227
OZLM Funding Ltd.
2.483% (US0003M + 1.130%) due 01/17/2026 ~	23,100	23,212
Palmer Square CLO Ltd.
2.573% (US0003M + 1.220%) due 10/17/2027 ~	9,000	9,045
Park Place Securities, Inc.
2.042% (US0001M + 0.490%) due 09/25/2035 ~	200	185
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.042% (US0001M + 0.490%) due 08/25/2035 ~	200	183
2.042% (US0001M + 0.490%) due 09/25/2035 ~	500	499
2.347% (US0001M + 0.795%) due 07/25/2035 ~	400	402

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.377% (US0001M + 0.825%) due 07/25/2035 ~	$950	$905
2.497% (US0001M + 0.945%) due 02/25/2035 ~	6	6
2.497% (US0001M + 0.945%) due 06/25/2035 ~	200	201
2.602% (US0001M + 1.050%) due 10/25/2034 ~	500	505
2.677% (US0001M + 1.125%) due 03/25/2035 ~	400	399
2.797% (US0001M + 1.245%) due 01/25/2036 ~	300	307
3.352% (US0001M + 1.800%) due 12/25/2034 ~	676	670
People’s Choice Home Loan Securities Trust
2.048% (US0001M + 0.720%) due 05/25/2035 ^~	161	158
People’s Financial Realty Mortgage Securities Trust
1.692% (US0001M + 0.140%) due 09/25/2036 ~	423	183
Popular ABS Mortgage Pass-Through Trust
1.812% (US0001M + 0.260%) due 11/25/2036 ~	200	196
1.942% (US0001M + 0.390%) due 02/25/2036 ~	400	394
RAAC Trust
1.385% (US0001M + 1.200%) due 10/25/2045 ~	250	253
1.852% (US0001M + 0.300%) due 06/25/2044 ~	80	71
1.902% (US0001M + 0.350%) due 11/25/2046 ~	660	598
1.952% (US0001M + 0.400%) due 09/25/2045 ~	4,100	3,949
1.952% (US0001M + 0.400%) due 06/25/2047 ~	85	85
3.052% (US0001M + 1.500%) due 09/25/2047 ~	600	594
Regatta Funding Ltd.
2.527% (US0003M + 1.160%) due 10/25/2026 ~	6,000	6,003
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	547	317
7.238% due 09/25/2037 ^	262	150
Residential Asset Mortgage Products Trust
1.712% (US0001M + 0.160%) due 12/25/2036 ~	101	101
1.712% (US0001M + 0.160%) due 02/25/2037 ~	257	255
1.772% (LIBOR01M + 0.220%) due 10/25/2034 ~	41	40
1.832% (US0001M + 0.280%) due 09/25/2036 ~	235	223
1.852% (US0001M + 0.300%) due 05/25/2036 ^~	1,409	1,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.872% (US0001M + 0.320%) due 01/25/2036 ~	$932	$811
1.992% (US0001M + 0.440%) due 10/25/2035 ~	200	201
2.012% (US0001M + 0.460%) due 10/25/2035 ~	100	97
2.032% (US0001M + 0.480%) due 09/25/2035 ~	300	300
2.197% (US0001M + 0.645%) due 11/25/2035 ~	250	251
2.452% (US0001M + 0.900%) due 08/25/2034 ~	144	142
Residential Asset Securities Corp. Trust
1.682% (US0001M + 0.130%) due 11/25/2036 ~	640	526
1.712% (US0001M + 0.160%) due 11/25/2036 ^~	519	494
1.722% (US0001M + 0.170%) due 11/25/2036 ~	840	740
1.792% (US0001M + 0.240%) due 09/25/2036 ~	759	754
1.802% (US0001M + 0.250%) due 04/25/2037 ~	263	258
1.822% (US0001M + 0.270%) due 05/25/2037 ~	203	202
1.832% (US0001M + 0.280%) due 06/25/2036 ~	1,000	982
1.882% (LIBOR01M + 0.660%) due 12/25/2035 ~	264	222
1.892% (US0001M + 0.340%) due 04/25/2037 ~	1,600	1,360
1.932% (US0001M + 0.380%) due 02/25/2036 ~	400	401
1.962% (US0001M + 0.410%) due 01/25/2036 ~	179	178
1.972% (US0001M + 0.420%) due 10/25/2035 ~	300	298
1.972% (US0001M + 0.420%) due 12/25/2035 ~	400	398
1.992% (US0001M + 0.440%) due 11/25/2035 ~	300	300
2.197% (US0001M + 0.645%) due 03/25/2035 ~	1,016	1,019
2.242% (US0001M + 0.690%) due 11/25/2035 ~	300	284
2.317% (US0001M + 0.765%) due 03/25/2034 ~	83	84
2.392% (US0001M + 0.840%) due 12/25/2034 ~	39	39
Saxon Asset Securities Trust
2.722% (US0001M + 1.170%) due 07/25/2031 ~	25	25
Securitized Asset-Backed Receivables LLC Trust
1.642% (US0001M + 0.090%) due 07/25/2036 ~	258	133

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.692% (US0001M + 0.140%) due 05/25/2036 ~	$556	$335
1.712% (US0001M + 0.160%) due 07/25/2036 ~	252	132
1.792% (US0001M + 0.240%) due 07/25/2036 ~	216	115
1.802% (US0001M + 0.250%) due 05/25/2036 ~	1,234	757
1.822% (US0001M + 0.270%) due 03/25/2036 ~	243	218
2.212% (US0001M + 0.660%) due 08/25/2035 ~	310	199
2.227% (US0001M + 0.675%) due 01/25/2035 ~	93	92
2.512% (US0001M + 0.960%) due 01/25/2036 ^~	122	86
3.459% due 01/25/2036 ^	71	64
Seneca Park CLO Ltd.
2.473% (US0003M + 1.120%) due 07/17/2026 ~	6,800	6,811
SG Mortgage Securities Trust
1.712% (US0001M + 0.160%) due 07/25/2036 ~	32,430	12,103
2.002% (US0001M + 0.450%) due 10/25/2035 ~	1,000	969
SLM Student Loan Trust
2.867% (US0003M + 1.500%) due 04/25/2023 ~	9,297	9,529
Soundview Home Loan Trust
1.632% (US0001M + 0.080%) due 06/25/2037 ~	65	48
1.662% (US0001M + 0.110%) due 02/25/2037 ~	337	131
1.712% (US0001M + 0.160%) due 11/25/2036 ~	430	418
1.732% (US0001M + 0.180%) due 02/25/2037 ~	472	186
1.732% (US0001M + 0.180%) due 07/25/2037 ~	2,825	2,471
1.902% (US0001M + 0.350%) due 03/25/2036 ~	400	382
2.377% (US0001M + 0.825%) due 06/25/2035 ~	164	162
2.502% (US0001M + 0.950%) due 10/25/2037 ~	424	332
South Carolina Student Loan Corp.
2.481% (US0003M + 1.000%) due 09/03/2024 ~	600	605
Specialty Underwriting & Residential Finance Trust
1.702% (US0001M + 0.150%) due 09/25/2037 ~	141	89
1.702% (US0001M + 0.150%) due 11/25/2037 ~	999	674
1.822% (US0001M + 0.270%) due 04/25/2037 ~	250	154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.527% (US0001M + 0.975%) due 12/25/2035 ~	$400	$400
SpringCastle America Funding LLC
3.050% due 04/25/2029	11,136	11,219
Staniford Street CLO Ltd.
2.768% (US0003M + 1.180%) due 06/15/2025 ~	20,000	20,059
Structured Asset Investment Loan Trust
1.702% (US0001M + 0.150%) due 09/25/2036 ~	328	314
1.742% (US0001M + 0.190%) due 03/25/2036 ~	641	611
2.152% (US0001M + 0.600%) due 01/25/2036 ~	313	309
2.452% (US0001M + 0.900%) due 05/25/2035 ~	600	589
2.677% (US0001M + 1.125%) due 07/25/2033 ~	80	81
2.827% (US0001M + 1.275%) due 12/25/2034 ~	1,138	1,080
Structured Asset Securities Corp. Mortgage Loan Trust
1.687% (US0001M + 0.135%) due 07/25/2036 ~	10,704	10,447
1.692% (US0001M + 0.140%) due 09/25/2036 ~	275	275
1.702% (US0001M + 0.150%) due 09/25/2036 ~	164	160
1.712% (US0001M + 0.160%) due 03/25/2036 ~	50	50
1.722% (US0001M + 0.170%) due 12/25/2036 ~	228	222
1.762% (US0001M + 0.210%) due 02/25/2037 ~	826	786
1.782% (US0001M + 0.230%) due 01/25/2037 ~	2,901	2,020
1.802% (US0001M + 0.250%) due 09/25/2036 ~	200	196
1.922% (US0001M + 0.370%) due 04/25/2036 ~	575	538
2.452% (US0001M + 0.900%) due 08/25/2037 ~	288	293
2.552% (US0001M + 1.000%) due 08/25/2037 ~	807	824
Structured Asset Securities Corp. Trust
2.012% (US0001M + 0.460%) due 09/25/2035 ~	700	653
THL Credit Wind River CLO Ltd.
2.809% (US0003M + 1.450%) due 01/15/2026 ~	10,500	10,604
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037	11,300	11,296
Venture CLO Ltd.
2.439% (US0003M + 1.080%) due 07/15/2026 ~	1,550	1,550

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
3.250% due 04/25/2059	$12,851	$12,905
WaMu Asset-Backed Certificates WaMu Trust
1.777% (US0001M + 0.225%) due 05/25/2047 ~	12,460	10,268
Wells Fargo Home Equity Asset-Backed Securities Trust
1.882% (US0001M + 0.330%) due 05/25/2036 ~	300	295
2.497% (US0001M + 0.945%) due 03/25/2035 ~	1,000	1,011
2.497% (US0001M + 0.945%) due 11/25/2035 ~	200	199
3.127% (US0001M + 1.575%) due 02/25/2035 ~	200	201

Total Asset-Backed Securities (Cost $531,276)		555,774

SOVEREIGN ISSUES 0.5%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,000	7,394

Total Sovereign Issues (Cost $6,961)		7,394

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (h) 0.6%
		$8,389

U.S. TREASURY BILLS 0.1%
1.197% due 01/04/2018 - 03/01/2018 (c)(d)(i)(m)	$854	853

Total Short-Term Instruments (Cost $9,242)		9,242

Total Investments in Securities (Cost $2,289,182)		2,340,654

Total Investments 175.7% (Cost $2,289,182)		$2,340,654

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $558)		(2,052)

Other Assets and Liabilities, net (75.5)%		(1,006,647)

Net Assets 100.0%		$1,331,955

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero Coupon Security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent Convertible Corporate Bond

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	03/14/2017	$500	$503	0.04%

				$500	$503	0.4%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$8,389	U.S. Treasury Notes 1.375% due 06/30/2023	$(8,561)	$8,389	$8,390

Total Repurchase Agreements						$(8,561)	$8,389	$8,390

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	1.550%	12/13/2017	02/15/2018	$(23,784)	$(23,804)
BOS	1.330	10/26/2017	01/26/2018	(3,900)	(3,910)
	1.850	12/22/2017	01/02/2018	(2,468)	(2,469)
	2.000	12/29/2017	01/02/2018	(6,558)	(6,559)
DEU	1.750	12/26/2017	01/02/2018	(8,200)	(8,203)
GRE	1.400	11/08/2017	02/08/2018	(123,925)	(124,190)
	1.510	11/22/2017	02/22/2018	(25,578)	(25,622)
	1.700	12/14/2017	01/04/2018	(6,860)	(6,866)
JPS	1.310	10/19/2017	01/19/2018	(38,997)	(39,104)
RCY	1.510	12/26/2017	02/06/2018	(10,432)	(10,436)

Total Reverse Repurchase Agreements					$(251,163)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	1.660%	12/12/2017	01/12/2018	$(131,803)	$(131,742)
NOM	1.300	11/09/2017	01/09/2018	(604)	(604)
UBS	1.370	11/10/2017	02/07/2018	(27,078)	(27,042)
	1.470	12/15/2017	02/08/2018	(2,854)	(2,849)

Total Sale-Buyback Transactions					$(162,237)

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(23,804)	$0	$(23,804)	$23,644	$(160)
BOS	0	(12,938)	0	(12,938)	12,847	(91)
DEU	0	(8,203)	0	(8,203)	8,173	(30)
FICC	8,390	0	0	8,390	(8,561)	(171)
GRE	0	(156,678)	0	(156,678)	156,123	(555)
JPS	0	(39,104)	0	(39,104)	38,807	(297)
RCY	0	(10,436)	0	(10,436)	10,411	(25)

Master Securities Forward Transaction Agreement
GSC	0	0	(131,742)	(131,742)	131,344	(398)
NOM	0	0	(604)	(604)	615	11
UBS	0	0	(29,891)	(29,891)	29,665	(226)

Total Borrowings and Other Financing Transactions	$8,390	$(251,163)	$(162,237)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(67,111)	$(184,052)	$0	$(251,163)

Total	$0	$(67,111)	$(184,052)	$0	$(251,163)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	(132,346)	(29,891)	0	(162,237)

Total	$0	$(132,346)	$(29,891)	$0	$(162,237)

Total Borrowings	$0	$(199,457)	$(213,943)	$0	$(413,400)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(413,400)

(i)	Securities with an aggregate market value of $411,631 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(282,347) at a weighted average interest rate of 1.122%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(102) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	85

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$114.000	02/23/2018	332	$332	$3	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.500	02/23/2018	179	179	1	2

					$4	$2

Total Purchased Options					$4	$2

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2018	1,033	$128,140	$(698)	$210	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2018	188	EUR	(35,004)	$361	$212	$0
U.S. Treasury 2-Year Note March Futures	03/2018	250	$	(53,527)	27	0	(16)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2018	22		(3,688)	(19)	0	(10)
United Kingdom Long Gilt March Futures	03/2018	45	GBP	(7,604)	(53)	16	(5)

					$316	$228	$(31)

Total Futures Contracts					$(382)	$438	$(31)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2023	$79,000	$1,288	$1,108	$2,396	$0	$(81)

Total Swap Agreements						$1,288	$1,108	$2,396	$0	$(81)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 2	$438	$0	$440	$0	$ (31)	$ (81)	$ (112)

(k)	Securities with an aggregate market value of $1,692 and cash of $825 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2018	EUR	19,719	$	23,508	$0	$(162)
CBK	01/2018		418		497	0	(5)
	01/2018	$	122	RUB	7,110	2	0
	02/2018	AUD	36,942	$	28,297	0	(526)
	02/2018	ILS	1,840		526	0	(4)
	02/2018	$	1,127	CAD	1,433	14	0
GLM	01/2018		3,146	GBP	2,338	11	0
MSB	01/2018		8,210	MXN	155,129	0	(350)
	03/2018		5,439	RUB	328,184	210	0
UAG	01/2018	GBP	21,296	$	28,347	0	(412)
	03/2018	KRW	25,119,481		22,572	0	(920)

Total Forward Foreign Currency Contracts						$237	$(2,379)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 03/01/2048	$73.000	03/06/2018	$ 50,000	$ 2	$0
	Put - OTC Fannie Mae, TBA 4.000% due 03/01/2048	74.000	03/06/2018	100,000	4	0

					$ 6	$0

Total Purchased Options					$ 6	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	87

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	1.442%	$ 2,000	$(122)	$86	$0	$(36)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	5,900	(393)	286	0	(107)
GST	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.468	9,600	48	5	53	0
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.605	5,000	(246)	108	0	(138)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.059	4,100	(27)	17	0	(10)

							$(740)	$502	$53	$(291)

Total Swap Agreements							$(740)	$502	$53	$(291)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (received)	Net Exposure(4)
BOA	$0	$0	$0	$0	$0	$0	$(36)	$(36)	$(36)	$0	$(36)
BPS	0	0	0	0	(162)	0	0	(162)	(162)	0	(162)
CBK	16	0	0	16	(535)	0	0	(535)	(519)	398	(121)
FBF	0	0	0	0	0	0	(107)	(107)	(107)	3	(104)
GLM	11	0	0	11	0	0	0	0	11	0	11
GST	0	0	53	53	0	0	0	0	53	0	53
HUS	0	0	0	0	0	0	(148)	(148)	(148)	127	(21)
MSB	210	0	0	210	(350)	0	0	(350)	(140)	0	(140)
UAG	0	0	0	0	(1,332)	0	0	(1,332)	(1,332)	1,215	(117)

Total Over the Counter	$237	$0	$53	$290	$(2,379)	$0	$(291)	$(2,670)

(m)	Securities with an aggregate market value of $1,742 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	438	438

	$0	$0	$0	$0	$440	$440

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$237	$0	$237
Swap Agreements	0	53	0	0	0	53

	$0	$53	$0	$237	$0	$290

	$0	$53	$0	$237	$440	$730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31
Swap Agreements	0	0	0	0	81	81

	$0	$0	$0	$0	$112	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,379	$0	$2,379
Swap Agreements	0	291	0	0	0	291

	$0	$291	$0	$2,379	$0	$2,670

	$0	$291	$0	$2,379	$112	$2,782

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	89

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Futures	0	0	0	0	312	312
Swap Agreements	0	0	0	0	(1,906)	(1,906)

	$0	$0	$0	$0	$(1,607)	$(1,607)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,338	$0	$5,338
Purchased Options	0	0	0	0	(52)	(52)
Swap Agreements	0	1,453	0	0	0	1,453

	$0	$1,453	$0	$5,338	$(52)	$6,739

	$0	$1,453	$0	$5,338	$(1,659)	$5,132

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	(382)	(382)
Swap Agreements	0	0	0	0	1,066	1,066

	$0	$0	$0	$0	$681	$681

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,541)	$0	$(4,541)
Purchased Options	0	0	0	0	9	9
Swap Agreements	0	(267)	0	0	0	(267)

	$0	$(267)	$0	$(4,541)	$9	$(4,799)

	$0	$(267)	$0	$(4,541)	$690	$(4,118)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$2,474	$2,474
Corporate Bonds & Notes
Banking & Finance	0	160,238	0	160,238
Industrials	0	54,001	0	54,001
Utilities	0	18,860	0	18,860
Municipal Bonds & Notes
California	0	4,882	0	4,882
Illinois	0	4,681	0	4,681
Ohio	0	1,290	0	1,290
Pennsylvania	0	10,361	0	10,361
Texas	0	1,044	0	1,044
Virginia	0	17,289	0	17,289
West Virginia	0	23,200	0	23,200
U.S. Government Agencies	0	645,833	0	645,833
U.S. Treasury Obligations	0	535,612	0	535,612

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Non-Agency Mortgage-Backed Securities	$0	$288,479	$0	$288,479
Asset-Backed Securities	0	555,774	0	555,774
Sovereign Issues	0	7,394	0	7,394
Short-Term Instruments
Repurchase Agreements	0	8,389	0	8,389
U.S. Treasury Bills	0	853	0	853

Total Investments	$0	$2,338,180	$2,474	$2,340,654

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	438	2	0	440
Over the counter	0	290	0	290
	$438	$292	$0	$730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(31)	(81)	0	(112)
Over the counter	0	(2,670)	0	(2,670)
	$(31)	$(2,751)	$0	$(2,782)

Total Financial Derivative Instruments	$407	$(2,459)	$0	$(2,052)

Totals	$407	$2,335,721	$2,474	$2,338,602

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	91

Schedule of Investments PIMCO Fixed Income SHares: Series R

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.0%

CORPORATE BONDS & NOTES 9.8%

BANKING & FINANCE 6.8%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$102
4.625% due 10/30/2020		100	105
Ally Financial, Inc.
3.500% due 01/27/2019		400	403
American Honda Finance Corp.
1.741% due 11/05/2021 ~		200	200
Bank of America N.A.
1.750% due 06/05/2018		1,800	1,799
Deutsche Bank AG
4.250% due 10/14/2021		1,400	1,461
Dexia Credit Local S.A.
2.375% due 09/20/2022		600	594
Goldman Sachs Group, Inc.
2.788% (US0003M + 1.200%) due 09/15/2020 ~		1,400	1,427
2.876% due 10/31/2022 •		300	299
ING Bank NV
2.625% due 12/05/2022		400	401
International Lease Finance Corp.
5.875% due 04/01/2019		100	104
6.250% due 05/15/2019		100	105
8.250% due 12/15/2020		100	115
Lloyds Banking Group PLC
7.000% due 06/27/2019 (e)(f)•	GBP	400	571
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	1	0
Nykredit Realkredit A/S
2.500% due 10/01/2047		179	30
Realkredit Danmark A/S
2.500% due 07/01/2047		134	23
UBS AG
1.835% (US0003M + 0.320%) due 12/07/2018 ~		$900	901
2.103% (US0003M + 0.580%) due 06/08/2020 ~		1,000	1,005

			9,645

INDUSTRIALS 0.7%
BAT Capital Corp.
2.003% due 08/14/2020 ~		300	302
eBay, Inc.
2.750% due 01/30/2023		300	297
Enbridge, Inc.
1.750% due 01/10/2020 ~		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VMware, Inc.
2.950% due 08/21/2022		$100	$100

			999

UTILITIES 2.3%
AT&T, Inc.
2.009% (US0003M + 0.650%) due 01/15/2020 ~		400	402
2.309% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,116
5.150% due 02/14/2050		300	303
5.300% due 08/14/2058		100	101
Gazprom OAO Via Gaz Capital S.A.
4.625% due 10/15/2018	EUR	120	149
Petrobras Global Finance BV
4.375% due 05/20/2023		$200	198
6.125% due 01/17/2022		200	213
7.375% due 01/17/2027		500	551
Sempra Energy
2.038% due 03/15/2021 ~		200	200

			3,233

Total Corporate Bonds & Notes (Cost $13,699)			13,877

U.S. GOVERNMENT AGENCIES 12.7%
Fannie Mae
1.997% (LIBOR01M + 0.445%) due 02/25/2037 ~		45	45
2.202% (12MTA + 1.200%) due 10/01/2044 ~		5	5
Fannie Mae, TBA
3.500% due 01/01/2048 - 02/01/2048		7,400	7,602
4.000% due 02/01/2048 - 03/01/2048		9,800	10,226
Freddie Mac
3.176% (US0006M + 1.781%) due 07/01/2036 ~		62	64
3.237% (US0012M + 1.488%) due 09/01/2036 ~		57	59

Total U.S. Government Agencies (Cost $17,951)			18,001

U.S. TREASURY OBLIGATIONS 122.8%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019		1,200	1,198
0.125% due 04/15/2020 (g)		19,212	19,181
0.125% due 04/15/2021 (g)		21,921	21,844
0.125% due 01/15/2022 (i)(k)		839	836

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/15/2023		$3,833	$3,806
0.125% due 07/15/2024 (g)		8,477	8,384
0.125% due 07/15/2026 (k)		2,511	2,456
0.250% due 01/15/2025		6,311	6,261
0.375% due 07/15/2023		6,338	6,391
0.375% due 07/15/2025		2,871	2,878
0.625% due 01/15/2024		4,144	4,220
0.625% due 01/15/2026 (g)		11,824	12,025
0.625% due 02/15/2043 (k)		536	526
0.750% due 02/15/2042		1,408	1,426
0.750% due 02/15/2045		3,038	3,061
0.875% due 02/15/2047		4,128	4,301
1.000% due 02/15/2046		4,456	4,772
1.250% due 07/15/2020		2,375	2,454
1.375% due 07/15/2018 (k)		400	405
1.375% due 02/15/2044 (g)		6,869	7,951
1.750% due 01/15/2028 (g)		18,886	21,255
1.875% due 07/15/2019		1,964	2,026
2.000% due 01/15/2026		1,832	2,062
2.125% due 02/15/2040 (k)		274	357
2.125% due 02/15/2041		2,478	3,255
2.375% due 01/15/2025		3,821	4,358
2.500% due 01/15/2029 (g)		14,510	17,625
3.375% due 04/15/2032		438	607
3.625% due 04/15/2028		4,561	5,994
3.875% due 04/15/2029		1,883	2,571

Total U.S. Treasury Obligations (Cost $173,050)			174,486

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%
Citigroup Mortgage Loan Trust
1.528% (US0001M + 0.200%) due 06/25/2047 ~		902	905
Countrywide Alternative Loan Trust
1.696% (US0001M + 0.195%) due 12/20/2046 ^~		1,273	1,089
Grifonas Finance PLC
0.008% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	179	187
GSR Mortgage Loan Trust
3.472% due 09/25/2035 ~		$38	38
HarborView Mortgage Loan Trust
2.101% (US0001M + 0.600%) due 06/20/2035 ~		588	577
IndyMac Mortgage Loan Trust
2.392% (US0001M + 0.840%) due 05/25/2034 ~		1,515	1,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marche Mutui SRL
1.919% (EUR003M + 2.250%) due 01/27/2064 ~	EUR	7	$9
MortgageIT Trust
2.557% (US0001M + 1.005%) due 12/25/2034 ~		$30	28
Residential Accredit Loans, Inc. Trust
1.732% (US0001M + 0.180%) due 06/25/2046 ~		263	124
Swan Trust
3.010% (BBSW1M + 1.300%) due 04/25/2041 ~	AUD	253	199

Total Non-Agency Mortgage-Backed Securities (Cost $4,263)			4,567

ASSET-BACKED SECURITIES 4.8%
Asset-Backed Funding Certificates Trust
2.152% (US0001M + 0.600%) due 10/25/2034 ~		$22	22
Bayview Opportunity Master Fund Trust
3.475% due 04/28/2032 ~		82	83
CIT Mortgage Loan Trust
2.902% (LIBOR01M + 1.350%) due 10/25/2037 ~		752	757
Citigroup Mortgage Loan Trust
1.632% (US0001M + 0.080%) due 01/25/2037 ~		226	163
1.697% (US0001M + 0.145%) due 09/25/2036 ~		771	745
Citigroup Mortgage Loan Trust, Inc.
2.012% (US0001M + 0.460%) due 10/25/2035 ~		500	462
Countrywide Asset-Backed Certificates Trust
1.858% (US0001M + 0.530%) due 02/25/2036 ~		500	496
Credit Suisse Mortgage Capital Certificates
4.500% due 03/25/2021		429	434
Dryden Senior Loan Fund
2.259% due 10/15/2027 ~		700	701
First Franklin Mortgage Loan Trust
2.377% (US0001M + 0.825%) due 01/25/2035 ~		45	45
Home Equity Asset Trust
2.407% (US0001M + 0.855%) due 08/25/2034 ~		110	109
Long Beach Mortgage Loan Trust
1.782% (US0001M + 0.230%) due 01/25/2046 ~		53	53
Massachusetts Educational Financing Authority
2.317% (US0003M + 0.950%) due 04/25/2038 ~		70	71

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
2.212% (US0001M + 0.660%) due 01/25/2035 ~		$268	$260
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.062% (US0001M + 0.510%) due 05/25/2035 ~		1,300	1,135
RAAC Trust
1.892% (US0001M + 0.340%) due 08/25/2036 ~		100	96
Saxon Asset Securities Trust
2.048% (US0001M + 0.720%) due 05/25/2035 ~		42	37
Sound Point CLO Ltd.
2.219% due 04/15/2027 ~		600	601
Structured Asset Securities Corp. Mortgage Loan Trust
2.552% (US0001M + 1.000%) due 08/25/2037 ~		61	62
VOLT LLC
3.125% due 09/25/2047		481	482
3.500% due 03/25/2047		74	75

Total Asset-Backed Securities (Cost $6,790)			6,889

SOVEREIGN ISSUES 21.7%
Argentina Government International Bond
6.875% due 01/26/2027		1,000	1,094
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	396	21
28.750% due 06/21/2020 ~		8,300	474
Australia Government International Bond
3.000% due 09/20/2025 (d)	AUD	961	879
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2018 (b)	BRL	45,100	13,172
Canadian Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	894	954
Denmark Government Bond
0.100% due 11/15/2023 (d)	DKK	11,556	2,004
Development Bank of Japan, Inc.
2.125% due 09/01/2022		$300	294
Japan Bank for International Cooperation
2.375% due 07/21/2022		200	197
Japan Government International Bond
0.100% due 03/10/2027 (d)	JPY	171,214	1,620
Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	423	$315
2.500% due 09/20/2035 (d)		413	325
3.000% due 09/20/2030 (d)		1,259	1,041
United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	3,838	6,105
0.125% due 03/22/2046 (d)		718	1,575
0.125% due 11/22/2056 (d)		141	369

Total Sovereign Issues (Cost $30,622)			30,847

SHORT-TERM INSTRUMENTS 3.0%

CERTIFICATES OF DEPOSIT 1.3%
Barclays Bank PLC
1.892% due 05/17/2018		$1,000	1,001
2.060% due 03/16/2018		900	901

			1,902

COMMERCIAL PAPER 0.4%
Bank of Montreal
1.285% due 01/17/2018	CAD	300	239
HSBC Bank Canada
1.318% due 01/17/2018		400	318

			557

JAPAN TREASURY BILLS 0.1%
(0.299)% due 02/13/2018 (b)(c)	JPY	18,300	162

U.K. TREASURY BILLS 1.2%
0.057% due 01/29/2018 (a)(b)(c)	GBP	1,220	1,647

Total Short-Term Instruments (Cost $4,239)			4,268

Total Investments in Securities (Cost $250,614)			252,935

Total Investments 178.0% (Cost $250,614)			$252,935

Financial Derivative Instruments (h)(j) (1.0)%
(Cost or Premiums, net $(1,556))			(1,436)

Other Assets and Liabilities, net (77.0)%			(109,418)

Net Assets 100.0%			$142,081

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent Convertible Corporate Bond

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
TDM	1.300%	10/26/2017	01/12/2018	$(3,136)	$(3,135)
	1.300	11/01/2017	01/26/2018	(39,007)	(38,974)
	1.310	10/27/2017	01/12/2018	(3,235)	(3,234)
	1.380	11/10/2017	01/10/2018	(46,132)	(46,118)
	1.410	11/16/2017	01/12/2018	(3,166)	(3,165)
	1.700	12/13/2017	01/03/2018	(6,630)	(6,629)

Total Sale-Buyback Transactions					$(101,255)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.1)%
Fannie Mae, TBA	3.000%	02/01/2048	$3,000	$(2,984)	$(2,997)

Total Short Sales (2.1)%				$(2,984)	$(2,997)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$(101,255)	$(101,255)	$101,211		$(44)

Total Borrowings and Other Financing Transactions	$0	$0	$(101,255)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(101,255)	$0	$0	$(101,255)

Total Borrowings	$0	$(101,255)	$0	$0	$(101,255)

Payable for sale-buyback financing transactions					$(101,255)

(g)	Securities with an aggregate market value of $101,211 have been pledged as collateral under the terms of master agreements as of December 31, 2017.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(83,676) at a weighted average interest rate of 1.099%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Payable for sale-buyback transactions includes $(52) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$123.000	02/23/2018	187	$187	$2	$0
Call - CBOT U.S. Treasury 5-Year Note March Futures	124.000	02/23/2018	28	28	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.000	02/23/2018	4	4	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	113.500	02/23/2018	205	205	2	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/23/2018	16	16	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	183.000	02/23/2018	6	6	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	184.000	02/23/2018	6	6	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	188.000	02/23/2018	16	16	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	190.000	02/23/2018	3	3	0	0

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$192.000	02/23/2018	23	$23	$0	$0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	195	488	19	26

					$23	$26

Total Purchased Options					$23	$26

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$123.500	01/26/2018	8	$8	$(2)	$(2)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/26/2018	9	9	(3)	(4)
Call - CBOT U.S. Treasury 10-Year Note March Futures	124.500	02/23/2018	9	9	(4)	(4)
Call - CBOT U.S. Treasury 30-Year Bond March Futures	154.000	02/23/2018	6	6	(8)	(8)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	195	488	(22)	(1)

					$(39)	$(19)

Total Written Options					$(39)	$(19)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2018	210	$26,050	$(131)	$44	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond March Futures	02/2018	25	EUR	(3)	$10	$2	$0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond March Futures	02/2018	10		(1)	4	0	0
Call Options Strike @ EUR 176.500 on Euro-Bund 10-Year Bond March Futures	02/2018	41		0	0	0	0
Euro-Bund 10-Year Bond March Futures	03/2018	6		(1,164)	12	4	0
Euro-OAT France Government 10-Year Bond March Futures	03/2018	20		(3,724)	35	17	0
Japan Government 10-Year Bond March Futures	03/2018	6	JPY	(8,029)	5	0	(5)
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond March Futures	02/2018	10	EUR	(11)	(5)	0	(3)
U.S. Treasury 5-Year Note March Futures	03/2018	184	$	(21,374)	104	0	(17)
U.S. Treasury 30-Year Bond March Futures	03/2018	55		(8,415)	12	0	(14)
United Kingdom Long Gilt March Futures	03/2018	26	GBP	(4,394)	(31)	10	(3)

					$146	$33	$(42)

Total Futures Contracts					$15	$77	$(42)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/ Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	3,700	$(285)	$(28)	$(313)	$0	$(6)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	1,900	(33)	(30)	(63)	0	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		5,200	(138)	(34)	(172)	1	0

						$(456)	$(92)	$(548)	$1	$(6)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,190	$2	$38	$40	$0	$0
Pay	1-Year BRL-CDI	9.650	Maturity	01/02/2025	BRL	6,800	(19)	(14)	(33)	0	(3)
Receive(4)	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(9)	(5)	0	(3)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/15/2018	$	3,800	16	(25)	(9)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		20,700	124	101	225	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		100	(1)	1	0	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		7,200	16	(14)	2	7	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		4,700	6	(5)	1	5	0
Pay(4)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		2,000	0	29	29	2	0
Pay(4)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	28	28	2	0
Pay(4)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	29	29	2	0
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,000	(24)	41	17	3	0
Receive(4)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		13,890	(44)	39	(5)	0	(16)
Receive(4)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		8,600	0	36	36	0	(10)
Receive(4)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		5,000	(21)	65	44	0	(6)
Receive(4)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,900	(23)	76	53	0	(7)
Receive(4)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		1,600	(3)	50	47	0	(2)
Receive(4)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		11,500	194	67	261	0	(13)
Receive(4)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		19,000	154	(39)	115	0	(21)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		3,860	(112)	307	195	0	(7)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	(26)	7	(19)	0	(5)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		1,300	(116)	27	(89)	4	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		1,700	(318)	16	(302)	6	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		3,940	121	35	156	15	0
Receive(4)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,130	23	(1)	22	0	(4)
Receive(4)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		360	0	(29)	(29)	0	(1)
Receive(4)	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		300	0	(23)	(23)	0	(1)
Receive(4)	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		300	0	(23)	(23)	0	(1)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048		700	19	(41)	(22)	0	(2)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	6,210	(213)	53	(160)	15	0
Receive(4)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/21/2048		1,200	(35)	(93)	(128)	5	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	390,000	(7)	9	2	1	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		170,000	(3)	10	7	0	0
Receive(4)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		360,000	(20)	14	(6)	0	(2)
Pay	28-Day MXN-TIIE	7.200	Lunar	06/05/2024	MXN	16,600	0	(30)	(30)	6	0

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.733%	Lunar	02/25/2027	MXN	11,600	$17	$(26)	$(9)	$6	$0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		3,100	2	(10)	(8)	2	0
Pay	28-Day MXN-TIIE	8.280	Lunar	11/28/2036		4,000	20	(18)	2	3	0
Pay	28-Day MXN-TIIE	8.310	Lunar	11/28/2036		100	1	(1)	0	0	0
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		4,080	0	(15)	(15)	3	0
Receive	CPTFEMU	1.385	Maturity	12/15/2026	EUR	910	0	0	0	16	0
Receive	CPTFEMU	1.360	Maturity	06/15/2027		1,500	(22)	(13)	(35)	0	(2)
Receive	CPTFEMU	1.520	Maturity	11/15/2027		4,500	(3)	(23)	(26)	0	(6)
Pay	CPURNSA	1.710	Maturity	04/27/2018	$	3,200	0	1	1	0	0
Pay	CPURNSA	1.580	Maturity	05/23/2018		2,800	1	8	9	0	(1)
Receive	CPURNSA	2.078	Maturity	03/29/2019		11,500	0	57	57	0	(10)
Receive	CPURNSA	1.935	Maturity	04/27/2019		3,200	0	5	5	0	(6)
Receive	CPURNSA	2.070	Maturity	10/04/2019		200	0	(1)	(1)	0	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		1,400	0	3	3	1	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		1,300	0	3	3	1	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		900	30	(6)	24	1	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		770	23	(5)	18	1	0
Receive	CPURNSA	1.730	Maturity	07/26/2026		900	(48)	8	(40)	0	(1)
Receive	CPURNSA	1.762	Maturity	08/30/2026		1,100	(54)	10	(44)	0	(1)
Receive	CPURNSA	0.000	Maturity	09/12/2026		1,900	(19)	(51)	(70)	0	(2)
Receive	CPURNSA	1.801	Maturity	09/12/2026		770	(36)	8	(28)	0	(1)
Receive	CPURNSA	1.805	Maturity	09/12/2026		600	(27)	5	(22)	0	(1)
Receive	CPURNSA	1.780	Maturity	09/15/2026		1,300	(63)	12	(51)	0	(1)
Receive	CPURNSA	2.080	Maturity	07/25/2027		1,200	0	(18)	(18)	0	(1)
Receive	CPURNSA	2.122	Maturity	08/01/2027		100	0	(1)	(1)	0	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		580	0	(5)	(5)	0	(1)
Receive	CPURNSA	2.150	Maturity	09/25/2027		600	0	(7)	(7)	0	(1)
Receive	CPURNSA	2.156	Maturity	10/17/2027		1,300	0	(14)	(14)	0	(2)
Receive	UKRPI	3.190	Maturity	04/15/2030	GBP	1,500	(85)	51	(34)	6	0
Receive	UKRPI	3.350	Maturity	05/15/2030		1,800	(18)	46	28	7	0
Receive	UKRPI	3.400	Maturity	06/15/2030		1,000	17	6	23	5	0
Receive	UKRPI	3.325	Maturity	08/15/2030		3,950	(39)	23	(16)	15	0
Receive	UKRPI	3.140	Maturity	04/15/2031		40	(4)	1	(3)	0	0
Receive	UKRPI	3.530	Maturity	10/15/2031		350	9	(3)	6	1	0
Receive	UKRPI	3.470	Maturity	09/15/2032		2,630	(2)	(6)	(8)	11	0
Receive	UKRPI	3.358	Maturity	04/15/2035		700	(24)	16	(8)	4	0
Pay	UKRPI	3.585	Maturity	10/15/2046		980	(73)	20	(53)	0	(12)

							$(703)	$792	$89	$156	$(154)

Total Swap Agreements							$(1,159)	$700	$(459)	$157	$(160)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$26	$77	$157	$260	$(19)	$(42)	$(160)	$(221)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	99

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(i)	Securities with an aggregate market value of $229 and cash of $2,392 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	01/2018		AUD	3,630	$	2,754	$0	$(78)
	01/2018	$		1,555	DKK	9,758	18	0
	01/2018			413	GBP	308	3	0
	02/2018			500	ARS	9,308	0	(11)
	02/2018			340	ZAR	4,692	37	0
	04/2018		DKK	9,757	$	1,564	0	(18)
BPS	01/2018		EUR	2,522		3,007	0	(21)
	01/2018	$		215	GBP	160	1	0
	02/2018		ARS	2,631	$	139	1	0
	02/2018		JPY	18,300		163	0	0
	05/2018	$		74	ARS	1,516	1	0
	06/2018			24		477	0	0
	07/2018		BRL	12,500	$	3,566	0	(129)
BRC	01/2018		GBP	1,000		1,339	0	(12)
CBK	01/2018		BRL	1,848		559	2	0
	01/2018		EUR	57		68	0	(1)
	01/2018		GBP	220		294	0	(3)
	01/2018	$		18	ARS	323	0	0
	01/2018			565	BRL	1,848	0	(8)
	01/2018			379	DKK	2,401	8	0
	01/2018			353	GBP	261	0	0
	03/2018			707	INR	46,322	13	0
	04/2018		DKK	2,401	$	382	0	(8)
	07/2018		BRL	1,600		476	3	0
DUB	01/2018	$		423	MXN	7,925	0	(20)
	07/2018		BRL	17,300	$	5,037	35	(112)
GLM	01/2018			1,848		555	0	(3)
	01/2018		CAD	300		234	0	(5)
	01/2018		MXN	7,925		387	0	(16)
	01/2018	$		429	ARS	7,837	0	(10)
	01/2018			559	BRL	1,848	0	(2)

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	01/2018	$		350	DKK	2,195	$4	$0
	01/2018			406	GBP	303	3	0
	02/2018			553	BRL	1,848	3	0
	05/2018			81	ARS	1,636	1	0
HUS	01/2018		MXN	3,968	$	211	10	0
	02/2018		PLN	446		122	0	(6)
	02/2018	$		321	ARS	6,004	0	(5)
	07/2018		BRL	21,200	$	6,052	0	(215)
IND	01/2018		NZD	2,425		1,679	0	(40)
JPM	01/2018		CAD	2,991		2,325	0	(55)
	01/2018		GBP	433		584	0	0
	01/2018	$		167	DKK	1,055	3	0
	02/2018		ARS	1,801	$	95	0	0
	07/2018	$		2,304	BRL	7,500	0	(87)
MSB	08/2018			38	ARS	798	0	0
SCX	01/2018		JPY	97,100	$	875	13	0
SSB	01/2018	$		341	RUB	19,944	5	0
UAG	01/2018		DKK	15,425	$	2,462	0	(24)
	01/2018		GBP	7,547		10,046	0	(146)
	03/2018		KRW	973,385		875	0	(36)

Total Forward Foreign Currency Contracts							$164	$(1,071)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC AUD versus USD		$0.822	01/18/2018	AUD	2,000	$0	$0
	Call - OTC EUR versus USD		1.245	01/18/2018	EUR	2,500	1	1
	Put - OTC USD versus CAD	CAD	1.213	01/19/2018	$	1,100	0	0

							$1	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$1,000	$100	$6
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	1,000	100	101
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	3,300	38	19

							$238	$126

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor (1)	0.263%	3-Month USD-LIBOR	03/29/2018	$16,600	$8	$0
MYC	Put - OTC 1-Year Interest Rate Floor (1)	0.170	3-Month USD-LIBOR	04/03/2018	17,600	5	3

						$13	$3

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	101

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048	$72.000	01/04/2018	$17,000	$1	$0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2048	73.000	01/04/2018	9,800	0	0

					$1	$0

Total Purchased Options					$253	$130

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	32,200	$(287)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		1,500	(19)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		1,800	(17)	0
GLM	Cap - OTC CPALEMU	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,200	(55)	(14)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	6,500	(47)	(1)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		500	(4)	0
	Floor - OTC YOY CPURNSA	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,800	(54)	(9)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,100	(39)	(6)

							$(522)	$(30)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 1-Year Interest Rate Floor(1)	0.230%	3-Month USD-LIBOR	03/29/2018	$16,600	$(8)	$0
MYC	Put - OTC 1-Year Interest Rate Floor(1)	0.155	3-Month USD-LIBOR	04/03/2018	17,600	(6)	(3)

						$(14)	$(3)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2048	$101.984	01/04/2018	$	6,500	$(13)	$0
	Call - OTC Fannie Mae, TBA 3.500% due 01/01/2048	102.984	01/04/2018		6,500	(10)	(2)

						$(23)	$(2)

Total Written Options						$(559)	$(35)

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Brazil Government International Bond	1.000%	Quarterly	06/20/2021	1.093%	$300	$(21)	$20	$0	$(1)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2018	0.373	400	1	0	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	1,200	(83)	80	0	(3)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.442	400	(26)	19	0	(7)
JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.093	200	(14)	13	0	(1)

							$(143)	$132	$1	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$	220	$(7)	$8	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		500	(22)	24	2	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		180	(6)	7	1	0

							$(35)	$39	$4	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.560%	Maturity	12/17/2020	$	1,700	$0	$34	$34	$0
DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022		5,000	103	(550)	0	(447)
GLM	Pay	CPURNSA	2.033	Maturity	04/15/2018		5,300	0	(187)	0	(187)
MYC	Pay	CPURNSA	1.548	Maturity	12/21/2020		4,000	0	84	84	0
	Pay	CPURNSA	1.788	Maturity	07/18/2026		900	0	(36)	0	(36)
	Pay	CPURNSA	1.810	Maturity	07/19/2026		1,500	0	(56)	0	(56)
	Pay	CPURNSA	1.800	Maturity	07/20/2026		900	0	(34)	0	(34)
	Pay	CPURNSA	1.805	Maturity	09/20/2026		300	0	(11)	0	(11)

								$103	$(756)	$118	$(771)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	103

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	1	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2018	$	200	$0	$(3)	$0	$(3)

									$0	$(3)	$0	$(3)

Total Swap Agreements									$(75)	$(588)	$123	$(786)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(8)
BOA	$58	$0	$34	$92	$(107)	$0	$0	$(107)	$(15)	$0	$(15)
BPS	3	1	0	4	(150)	0	0	(150)	(146)	289	143
BRC	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
CBK	26	0	0	26	(20)	0	0	(20)	6	0	6
DUB	35	107	3	145	(132)	0	(447)	(579)	(434)	508	74
FBF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GLM	11	0	0	11	(36)	(14)	(187)	(237)	(226)	87	(139)
GSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
HUS	10	0	1	11	(226)	0	(10)	(236)	(225)	217	(8)
IND	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
JPM	3	0	0	3	(142)	(16)	(1)	(159)	(156)	0	(156)
MYC	0	22	85	107	0	(3)	(137)	(140)	(33)	0	(33)
SCX	13	0	0	13	0	0	0	0	13	0	13
SSB	5	0	0	5	0	0	0	0	5	0	5
UAG	0	0	0	0	(206)	0	0	(206)	(206)	101	(105)

Total Over the Counter	$164	$130	$123	$417	$(1,071)	$(35)	$(786)	$(1,892)

(k)	Securities with an aggregate market value of $1,203 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$26	$26
Futures	0	0	0	0	77	77
Swap Agreements	0	1	0	0	156	157

	$0	$1	$0	$0	$259	$260

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$164	$0	$164
Purchased Options	0	0	0	1	129	130
Swap Agreements	0	5	0	0	118	123

	$0	$5	$0	$165	$247	$417

	$0	$6	$0	$165	$506	$677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$19	$19
Futures	0	0	0	0	42	42
Swap Agreements	0	6	0	0	154	160

	$0	$6	$0	$0	$215	$221

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,071	$0	$1,071
Written Options	0	0	0	0	35	35
Swap Agreements	0	12	0	0	774	786

	$0	$12	$0	$1,071	$809	$1,892

	$0	$18	$0	$1,071	$1,024	$2,113

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	105

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(48)	$(48)
Written Options	0	0	0	0	346	346
Futures	0	0	0	0	(226)	(226)
Swap Agreements	0	(349)	0	0	566	217

	$0	$(349)	$0	$0	$638	$289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,151)	$0	$(1,151)
Purchased Options	0	0	0	0	83	83
Written Options	0	19	0	111	(13)	117
Swap Agreements	0	50	0	(3)	(1,143)	(1,096)

	$0	$69	$0	$(1,043)	$(1,073)	$(2,047)

	$0	$(280)	$0	$(1,043)	$(435)	$(1,758)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	15	15
Futures	0	0	0	0	40	40
Swap Agreements	0	(50)	0	0	(432)	(482)

	$0	$(50)	$0	$0	$(374)	$(424)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,838)	$0	$(1,838)
Purchased Options	0	0	0	0	(515)	(515)
Written Options	0	(10)	0	(18)	331	303
Swap Agreements	0	132	0	0	1,021	1,153

	$0	$122	$0	$(1,856)	$837	$(897)

	$0	$72	$0	$(1,856)	$463	$(1,321)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$9,645	$0	$9,645
Industrials	0	999	0	999
Utilities	0	3,233	0	3,233
U.S. Government Agencies	0	18,001	0	18,001
U.S. Treasury Obligations	0	174,486	0	174,486
Non-Agency Mortgage-Backed Securities	0	4,567	0	4,567
Asset-Backed Securities	0	6,889	0	6,889
Sovereign Issues	0	30,847	0	30,847
Short-Term Instruments
Certificates of Deposit	0	1,902	0	1,902
Commercial Paper	0	557	0	557

106	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Japan Treasury Bills	$0	$162	$0	$162
U.K. Treasury Bills	0	1,647	0	1,647

Total Investments	$0	$252,935	$0	$252,935

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,997)	$0	$(2,997)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	103	157	0	260
Over the counter	0	417	0	417
	$103	$574	$0	$677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(61)	(160)	0	(221)
Over the counter	0	(1,892)	0	(1,892)
	$(61)	$(2,052)	$0	$(2,113)

Total Financial Derivative Instruments	$42	$(1,478)	$0	$(1,436)

Totals	$42	$248,460	$0	$248,502

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	107

Schedule of Investments PIMCO Fixed Income SHares: Series TE

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.3%

MUNICIPAL BONDS & NOTES 99.4%

ALABAMA 1.4%
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$1,000	$1,307

ARIZONA 2.4%
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	1,000	1,081
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,130

		2,211

CALIFORNIA 15.4%
Alameda Community Facilities District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2042	1,105	1,229
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,328
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	1,425	1,439
California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	1,000	1,166
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,086
California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (c)	3,000	3,530
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	1,750	1,762
M-S-R Energy Authority, California Revenue Bonds, Series 2009
7.000% due 11/01/2034	1,000	1,463

		14,003

COLORADO 2.6%
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,403

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 1.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	$1,000	$1,169

FLORIDA 2.3%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,452
Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	642

		2,094

ILLINOIS 11.3%
Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,088
Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,708
Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,097
Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037	1,000	1,076
Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2028	1,000	1,017
Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2028	2,000	2,187
5.000% due 12/01/2038	1,000	1,072
Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2024	1,000	1,086

		10,331

KANSAS 2.5%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,246

MASSACHUSETTS 3.8%
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	1,000	1,142
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,303

		3,445

108	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 3.5%
Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	$2,000	$2,086
Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	1,000	1,132

		3,218

NEBRASKA 3.9%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.000% due 09/01/2032	1,000	1,121
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2017
5.000% due 09/01/2031	2,000	2,433

		3,554

NEW JERSEY 9.8%
Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,430
Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	294
New Jersey Economic Development Authority Revenue Bonds, (BAM Insured), Series 2017
5.000% due 07/01/2028	1,000	1,195
New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2030	1,000	1,125
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,639
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,149
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 07/01/2030	1,000	1,086
New Jersey Turnpike Authority Revenue Notes, Series 2017
1.652% due 01/01/2024 ~	1,000	1,006

		8,924

NEW MEXICO 0.7%
Albuquerque Municipal School District No.12, New Mexico General Obligation Bonds, Series 2017
5.000% due 08/01/2027	500	614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 7.5%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	$1,340	$1,534
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,350
TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,154
TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,811

		6,849

NORTH CAROLINA 3.4%
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,109
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2024	1,660	1,963

		3,072

OHIO 1.0%
Cleveland, Ohio Revenue Bonds, Series 2017
5.000% due 10/01/2030	750	903

OREGON 0.6%
Clackamas County, Oregon Hospital Facility Authority Revenue Notes, Series 2017
3.000% due 11/15/2022	500	499

PENNSYLVANIA 2.5%
Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,126
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (c)	1,000	1,163

		2,289

PUERTO RICO 1.5%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.414% due 07/01/2029 ~	1,010	845
Puerto Rico Highway & Transportation Authority Revenue Bonds, (AGC Insured), Series 2005
5.250% due 07/01/2041	500	554

		1,399

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	109

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 2.3%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	$1,000	$1,078
5.000% due 06/01/2050	1,000	1,047

		2,125

TENNESSEE 0.3%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	235

TEXAS 14.6%
Austin, Texas Airport System Revenue Bonds, Series 2017
5.000% due 11/15/2046	1,000	1,168
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
4.000% due 11/15/2036	500	535
4.000% due 11/15/2037	500	534
Irving Hospital Authority, Texas Revenue Bonds, Series 2017
2.100% due 10/15/2044 ~	1,000	1,000
New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036	1,000	1,025
New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2030	630	684
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,205
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,162
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,000	6,012

		13,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 2.9%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2027	$2,315	$2,659

WASHINGTON 0.6%
Washington Health Care Facilities Authority Revenue Bonds, Series 2013
3.110% due 01/01/2035 ~	500	499

WISCONSIN 1.3%
WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,150

Total Municipal Bonds & Notes (Cost $85,738)		90,523

SHORT-TERM INSTRUMENTS 2.9%

SHORT-TERM NOTES 2.9%
Federal Home Loan Bank
1.138% due 01/11/2018 (a)(b)	1,400	1,399
1.321% due 02/16/2018 (a)(b)	1,300	1,298

		2,697

Total Short-Term Instruments (Cost $2,698)		2,697

Total Investments in Securities (Cost $88,436)		93,220

Total Investments 102.3% (Cost $88,436)		$93,220

Financial Derivative Instruments (d)(e) (0.2)% (Cost or Premiums, net $(136))		(146)

Other Assets and Liabilities, net (2.1)%		(1,988)

Net Assets 100.0%		$91,086

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.

110	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2018	146	$(18,111)	$34	$0	$(30)
U.S. Treasury 30-Year Bond March Futures	03/2018	13	(1,989)	14	0	(3)

Total Futures Contracts				$48	$0	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(33)	$0	$(33)

Cash of $269 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
CBK	MCDX-29 5-Year Index	(1.000)%	Quarterly	12/20/2022	$5,400	$(136)	$(9)	$0	$(145)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	111

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	Quarterly	09/19/2021	$1,300	$0	$32	$32	$0

Total Swap Agreements							$(136)	$23	$32	$(145)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
CBK	$0	$0	$32	$32	$0	$0	$(145)	$(145)	$(113)	$0	$(113)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$32	$32

112	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$33	$33

Over the counter
Swap Agreements	$0	$145	$0	$0	$0	$145

	$0	$145	$0	$0	$33	$178

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$139	$139

Over the counter
Swap Agreements	$0	$(92)	$0	$1	$127	$36

	$0	$(92)	$0	$1	$266	$175

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48

Over the counter
Swap Agreements	$0	$(5)	$0	$0	$(122)	$(127)

	$0	$(5)	$0	$0	$(74)	$(79)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,307	$0	$1,307
Arizona	0	2,211	0	2,211
California	0	14,003	0	14,003
Colorado	0	2,403	0	2,403
Connecticut	0	1,169	0	1,169
Florida	0	2,094	0	2,094
Illinois	0	10,331	0	10,331
Kansas	0	2,246	0	2,246
Massachusetts	0	3,445	0	3,445
Michigan	0	3,218	0	3,218
Nebraska	0	3,554	0	3,554
New Jersey	0	8,924	0	8,924
New Mexico	0	614	0	614
New York	0	6,849	0	6,849
North Carolina	0	3,072	0	3,072

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2017	113

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

December 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Ohio	$0	$903	$0	$903
Oregon	0	499	0	499
Pennsylvania	0	2,289	0	2,289
Puerto Rico	0	1,399	0	1,399
Rhode Island	0	2,125	0	2,125
Tennessee	0	235	0	235
Texas	0	13,325	0	13,325
Virginia	0	2,659	0	2,659
Washington	0	499	0	499
Wisconsin	0	1,150	0	1,150
Short-Term Instruments
Short-Term Notes	0	2,697	0	2,697

Total Investments	$0	$93,220	$0	$93,220

Financial Derivative Instruments - Assets
Over the counter	$0	$32	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(33)	0	0	(33)
Over the counter	0	(145)	0	(145)
	$(33)	$(145)	$0	$(178)

Total Financial Derivative Instruments	$(33)	$(113)	$0	$(146)

Totals	$(33)	$93,107	$0	$93,074

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

114	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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Notes to Financial Statements (Cont.)

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of distributions. Distributions are declared daily and paid monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income even if such strategies could potentially result in declines in the Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Portfolio has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Portfolio’s debt investments, or arising from its use of derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Portfolio has declined in value, which tax may be at ordinary income rates, and which may be economically similar to a taxable return of capital. The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or character of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

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If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements,

ANNUAL REPORT	DECEMBER 31, 2017	117

Notes to Financial Statements (Cont.)

and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio less any liabilities by the total number of shares outstanding of that Portfolio.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities.

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Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.)

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Notes to Financial Statements (Cont.)

investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

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assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index

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swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

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Notes to Financial Statements (Cont.)

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate

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securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2017, the Portfolios had no unfunded loan commitments outstanding.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Portfolio’s higher yielding securities will be pre-paid with the Portfolio being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans. The Portfolios may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or

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default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at December 31, 2017 are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or

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Notes to Financial Statements (Cont.)

substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”). The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Portfolio that deposited or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater

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at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, a Portfolio may then invest the cash received in additional securities, generating leverage for a Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured

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Notes to Financial Statements (Cont.)

borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs.

At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for both TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”). For example, under a new tender option bond structure, the Portfolios would hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Portfolios as the TOB residual holders. This structure is relatively new to the TOB marketplace and it is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Portfolios’ ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules may adversely impact the municipal bond market and the Portfolios. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Portfolios have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, legal, regulatory and operational risks.

The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolios’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the

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likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

For the period ended December 31, 2017, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate
Fixed Income Shares - Series TE	$2,155	1.55%

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency

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changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call

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options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in

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accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by a Portfolio at market value. See Note 6 - Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability

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to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

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Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Portfolio. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the derivative.

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7. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Portfolios holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. The Portfolios currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates. Rising interest

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rates may result in a decline in value of a Portfolio’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance and could require a Portfolio to liquidate its portfolio securities at disadvantageous times and prices.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of a Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be

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available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolios through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

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specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election

ANNUAL REPORT	DECEMBER 31, 2017	143

Notes to Financial Statements (Cont.)

to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust).

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

144	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2017

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
PIMCO ManagedAccts - Fixed Income SHares: Series C	$155,260	$70,659
PIMCO ManagedAccts - Fixed Income SHares: Series LD	5,733	12,138
PIMCO ManagedAccts - Fixed Income SHares: Series M	7,406	21,917
PIMCO ManagedAccts - Fixed Income SHares: Series R	0	758
PIMCO ManagedAccts - Fixed Income SHares: Series TE	1,151	1,989
†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	DECEMBER 31, 2017	145

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO ManagedAccts - Fixed Income SHares: Series C	$7,885,481	$7,641,267	$700,628	$620,493
PIMCO ManagedAccts - Fixed Income SHares: Series LD	221,645	203,335	119,882	53,094
PIMCO ManagedAccts - Fixed Income SHares: Series M	13,220,422	13,283,891	402,660	401,481
PIMCO ManagedAccts - Fixed Income SHares: Series R	539,494	500,681	54,226	41,833
PIMCO ManagedAccts - Fixed Income SHares: Series TE	0	0	78,281	76,012
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

146	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2017

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2017, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
Fixed Income SHares: Series C	$0	$0	$0	$15,199	$(4,123)	$(185,999)	$0	$0
Fixed Income SHares: Series LD	0	0	0	22	(163)	(1,087)	0	0
Fixed Income SHares: Series M	0	0	0	48,353	(3,666)	0	(5,093)	0
Fixed Income SHares: Series R	0	0	0	2,574	(33)	(35,619)	0	0
Fixed Income SHares: Series TE	0	0	0	4,800	(26)	(1,506)	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, inverse floater transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through December 31, 2017 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	DECEMBER 31, 2017	147

Notes to Financial Statements (Cont.)

December 31, 2017

As of December 31, 2017, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Fixed Income SHares: Series C	$185,999	$0
Fixed Income SHares: Series LD	0	1,087
Fixed Income SHares: Series M	0	0
Fixed Income SHares: Series R	2,792	32,827
Fixed Income SHares: Series TE	205	1,301
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
Fixed Income SHares: Series C	$2,288,482	$51,292	$(20,798)	$30,494
Fixed Income SHares: Series LD	163,614	1,731	(1,708)	23
Fixed Income SHares: Series M	2,289,815	69,770	(19,296)	50,474
Fixed Income SHares: Series R	248,740	6,129	(6,843)	(714)
Fixed Income SHares: Series TE	88,348	4,899	(91)	4,808
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal years ended December 31, 2017 and December 31, 2016, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	December 31, 2017				December 31, 2016
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
Fixed Income SHares: Series C	$0	$37,777	$0	$12,824	$0	$54,775	$0	$9,773
Fixed Income SHares: Series LD	0	2,436	0	0	0	1,476	0	0
Fixed Income SHares: Series M	0	64,183	11,608	0	0	68,338	40,655	0
Fixed Income SHares: Series R	0	2,982	0	2,658	0	1,849	0	3,067
Fixed Income SHares: Series TE	3,142	49	0	0	2,955	51	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

148	PIMCO MANAGED ACCOUNTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R, and Fixed Income SHares: Series TE

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R, and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, and for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, and Fixed Income SHares: Series R the statements of cash flows for the year ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017, for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, and Fixed Income SHares: Series R, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 27, 2018

We have served as the auditor of one or more investment companies in PIMCO Managed Accounts Trust since 2000.

ANNUAL REPORT	DECEMBER 31, 2017	149

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOM	Bank of Montreal	JPM	JP Morgan Chase Bank N.A.
BOS	Banc of America Securities LLC	JPS	JP Morgan Securities, Inc.
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
DEU	Deutsche Bank Securities, Inc.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RDR	RBC Capital Markets
FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank
FOB	Credit Suisse Securities (USA) LLC	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GRE	RBS Securities, Inc.	TOR	Toronto Dominion Bank
GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NZD	New Zealand Dollar
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	Intercontinental Exchange
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	EUR006M	6 Month EUR Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BBSW1M	1 Month Bank Bill Swap Rate	LIBOR01M	1 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.HY	Credit Derivatives Index - High Yield	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	T7Y	7 Year Treasury
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
COF 11	Cost of Funds - 11th District of San Francisco	US0001M	1 Month USD Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	US0006M	6 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0012M	12 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

150	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	BAM	Build America Mutual Assurance
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles
DAC	Designated Activity Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

ANNUAL REPORT	DECEMBER 31, 2017	151

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2017 was designated as ‘qualified dividend income’ as defined in the Act subject to reduced tax rates in 2017.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2017 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
Fixed Income SHares: Series C	0%	0%	$26,055	$0
Fixed Income SHares: Series LD	0%	2.55%	2,264	0
Fixed Income SHares: Series M	0%	0%	50,525	0
Fixed Income SHares: Series R	0%	0%	2,982	0
Fixed Income SHares: Series TE	0%	0%	3,191	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

152	PIMCO MANAGED ACCOUNTS TRUST

Management of the Trust

(Unaudited)

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a copy, call PIMCO at (800) 927-4648 or visit the Portfolios’ website at pimco.com/FISH.

Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee since 2005	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None
Deborah A. DeCotis 1952	Trustee	Trustee since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan-Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	89	None
Bradford K. Gallagher 1944	Trustee	Trustee since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	89	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas- Applegate Institutional Funds (2007-2010).

ANNUAL REPORT	DECEMBER 31, 2017	153

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	Trustee	Trustee since 2010	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	89	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.
William B. Ogden, IV 1945	Trustee	Trustee since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None
Alan Rappaport 1953	Trustee	Trustee since 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	89	None

154	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Craig A. Dawson* 1968	Trustee	Trustee since 2014	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None
John C. Maney** 1959	Trustee	Trustee since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Mr. Dawson is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
**	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow** 1970	President	Since 2014	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.
Keisha Audain-Pressley 1975	Chief Compliance Officer	Since January 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds.

ANNUAL REPORT	DECEMBER 31, 2017	155

Management of the Trust (Cont.)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Vice President -Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan G. Leshaw** 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.
Wu-Kwan Kit** 1981	Assistant Secretary	Since 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.
Stacie D. Anctil** 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau** 1974	Vice President Treasurer	Since 2017 2014-2017	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh** 1978	Vice President	Since 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.
Trent W. Walker** 1974	Treasurer Assistant Treasurer	Since 2017 2014-2017	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Erik C. Brown** 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Colleen D. Miller 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President Cohen & Steers Capital Management.
Christopher M. Morin** 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

156	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; and the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	DECEMBER 31, 2017	157

Privacy Policy1

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as Portfolios’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Adviser, distributor or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

158	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

If you are a registered user of the Portfolios’ website, the Portfolios or their service providers or third party firms engaged by the Portfolios or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Portfolios when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Portfolios do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Portfolio shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	DECEMBER 31, 2017	159

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of FISH: Series C, FISH: Series LD, FISH: Series M, FISH: Series R and FISH: Series TE, each a series of PIMCO Managed Accounts Trust.

FISH3001AR_123117

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2017	$ 226,674
	December 31, 2016	$ 188,176

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2017	$ —
	December 31, 2016	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2017	$ 29,700
	December 31, 2016	$ —

(d)	Fiscal Year Ended	All Other Fees(1)
	December 31, 2017	$ —
	December 31, 2016	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	December 31, 2017	December 31, 2016

PIMCO Managed Accounts Trust	$29,700	$—
Pacific Investment Management Company LLC (“PIMCO”)	6,271,517	6,210,720

Total	$6,301,217	$6,210,720

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2018

By:	/s/ TRENT W. WALKER

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: February 28, 2018